                                   PROSPECTUS
                                      FOR
                               CORNERSTONE VUL IV

     a flexible premium adjustable variable life insurance policy issued by

                     THE PENN MUTUAL LIFE INSURANCE COMPANY
                               and funded through
                      PENN MUTUAL VARIABLE LIFE ACCOUNT I
                     The Penn Mutual Life Insurance Company
                             Philadelphia, PA 19172
                                  800-523-0650

         The Policy provides life insurance and a cash surrender value that varies with the investment performance of one or more of the funds set forth below. These and other Policy provisions are described in this Prospectus.

------------------------------------------------------------------ -------------------------------------------------
Penn Series Funds, Inc.                                            Manager
         Money Market Fund                                         Independence Capital Management, Inc.
         Limited Maturity Bond Fund                                Independence Capital Management, Inc.
         Quality Bond Fund                                         Independence Capital Management, Inc.
         High Yield Bond Fund                                      T. Rowe Price Associates, Inc.
         Flexibly Managed Fund                                     T. Rowe Price Associates, Inc.
         Growth Equity Fund                                        Independence Capital Management, Inc.
         Large Cap Value Fund                                      Putnam Investment Management LLC
         Index 500 Fund                                            Wells Capital Management Incorporated
         Mid Cap Growth Fund                                       Turner Investment Partners, Inc.
         Mid Cap Value Fund                                        Neuberger Berman Management Inc.
         Emerging Growth Fund                                      RS Investment Management, Inc.
         Small Cap Value Fund                                      Royce & Associates, Inc.
         International Equity Fund                                 Vontobel USA Inc.
------------------------------------------------------------------ -------------------------------------------------
Neuberger Berman Advisers Management Trust                         Manager
         Balanced Portfolio                                        Neuberger Berman Management Inc.
------------------------------------------------------------------ -------------------------------------------------
Fidelity Investments' Variable Insurance Products Fund             Manager
         Equity-Income Portfolio                                   Fidelity Management & Research Company
         Growth Portfolio                                          Fidelity Management & Research Company
------------------------------------------------------------------ -------------------------------------------------
Fidelity Investments' Variable Insurance Products Fund II          Manager
         Asset Manager Portfolio                                   Fidelity Management & Research Company
------------------------------------------------------------------ -------------------------------------------------
Morgan Stanley's The Universal Institutional Funds, Inc.           Manager
         Emerging Markets Equity (International) Portfolio         Morgan Stanley Asset Management
------------------------------------------------------------------ -------------------------------------------------

     Please note that the Securities and Exchange Commission ("SEC") has not approved or disapproved these securities, or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

                                  March 1, 2001

                        Guide to Reading this Prospectus

     This prospectus contains information that you should know before you buy the Policy or exercise any of your rights under the Policy. The purpose of this prospectus is to provide information on the essential features and provisions of the Policy and the investment options available under the Policy. Your rights and obligations under the Policy are determined by the language of the Policy itself. When you receive your Policy, read it carefully.

     The prospectus is arranged as follows:

     o The first section is called "Basic Information". It is in a question and answer format. We suggest you read the Basic Information section before reading any other section of the prospectus.

     o The next section contains illustrations of a hypothetical Policy that help clarify how the Policy works. The "Illustrations" section starts on page 24.

     o After the Illustrations section is the "Additional Information" section. It gives additional information about Penn Mutual, Penn Mutual Variable Life Account I and the Policy. It generally does not repeat information that is in the Basic Information section. A table of contents for the Additional Information section appears on page 41.

     o The financial statements for Penn Mutual and Penn Mutual Variable Life Account I follow the Additional Information section. They start on page 54.

     o Appendices A, B, C and D are after the financial statements. The Appendices are referred to in the Basic Information section. They provide specific information and examples to help you understand how the Policy works.

                                   **********

     The prospectuses of the funds that accompany this prospectus contain important information that you should know about the investments that may be made under the Policy. You should read the relevant prospectus(es) carefully before you invest.

                                BASIC INFORMATION

         This part of the prospectus provides answers to basic questions that may be asked about the Policy. Here are the page numbers where the questions and answers appear.

Question                                                                 Page
--------                                                                 ----
What Is the Policy?.........................................................4

Who Owns the Policy?........................................................4

What Payments Must Be Made Under the Policy?................................5

How Will the Value of the Policy Change Over Time?..........................7

What Are the Fees and Charges Under the Policy?.............................7

What Are the Supplemental Benefit Riders That I Can Buy?...................10

What Are the Fees and Expenses Paid by the Investment Funds?...............14

Are There Other Charges That Penn Mutual Could Deduct in the Future?.......16

How Can I Change My Policy's Investment Allocations?.......................16

What Is a Policy Loan?.....................................................17

How Can I Withdraw Money from My Policy?...................................18

What Is the Timing of Transactions Under the Policy?.......................18

How Much Life Insurance Does the Policy Provide?...........................19

Can I Change Insurance Coverage Under My Policy?...........................20

Do I Have the Right to Cancel My Policy?...................................21

Can I Choose Different Payout Options Under My Policy?.....................22

How Is the Policy Treated for Federal Income Tax Purposes?.................22

How Do I Communicate With Penn Mutual?.....................................22

How Does Penn Mutual Communicate With Me?..................................23

What Is the Policy?

     The Policy provides life insurance on you or another individual you name. The value of your Policy will increase or decrease based upon the performance of the investment options you choose. The death benefit may also increase or decrease based on investment performance. In addition, the Policy allows you to allocate a part of your policy value to a fixed interest option where the value will accumulate interest.

     You will have several options under the Policy. Here are some major ones:

     o    Determine when and how much you pay to us under the Policy

     o Determine when and how much to allocate your policy value to the investment options

     o    Borrow from your Policy

     o    Change the beneficiary who will receive the death benefit

     o    Change the amount of insurance protection

     o    Change the death benefit option you have selected under your Policy

     o Surrender or partially surrender your Policy for all or part of its net cash surrender value

     o Choose the form in which you would like the death benefit or other proceeds paid out from your Policy

     Most of these options are subject to limits that are explained later in this prospectus.

     If you want to purchase a Policy, you must complete an application and submit it to one of our authorized agents. We require satisfactory evidence of insurability, which may include a medical examination of the proposed insured. We evaluate the information provided in accordance with our underwriting rules and then decide whether to accept or not accept the application.

     The maturity date of a Policy is the policy anniversary nearest the insured's 100th birthday. If the Policy is still in force on the maturity date, a maturity benefit will be paid. The maturity benefit is equal to the policy value less any policy loan on the maturity date. Upon written request of the owner, the policy will continue in force beyond the maturity date. Thereafter, the death benefit will be the net policy value.

Who Owns the Policy?

     You decide who owns the Policy when you apply for it. The owner of the Policy is the person who can exercise most of the rights under the Policy, such as the right to choose the death benefit option, the beneficiary, the investment options, and the right to surrender the Policy. Whenever we have used the term "you" in this prospectus, we have assumed that the reader is the owner or the person who has whatever right or privilege we are discussing.

What Payments Must Be Made Under the Policy?

Premium Payments

     Amounts you pay to us under your Policy are called "premiums" or "premium payments." The amount we require as your first premium depends on a number of factors, such as age, sex, rate classification, the amount of insurance specified in the application, and any supplemental benefits. Sample minimum initial premiums are shown in Appendix A at the end of this prospectus. Within limits, you can make premium payments when you wish. That is why the Policy is called a "flexible premium" Policy.

     Additional premiums may be paid in any amount and at any time. A premium must be at least $25. We may require satisfactory evidence of insurability before accepting any premium which increases our net amount of risk.

     We reserve the right to limit total premiums paid in a policy year to the planned premiums you select in your application. If you have chosen to qualify your Policy as life insurance under the Guideline Premium\Cash Value Corridor Test of the Internal Revenue Code, federal tax law limits the amount of premium payments you may make in relation to the amount of life insurance provided under the Policy. We will not accept or retain a premium payment that exceeds the maximum permitted under federal tax law.

     If you make a premium payment that exceeds certain other limits imposed under federal tax law, your Policy could become a "modified endowment policy" under the Code and you could incur a penalty on the amount you take out of the Policy. We will monitor your Policy and will attempt to notify you on a timely basis if you are about to exceed this limit and the Policy is in jeopardy of becoming a "modified endowment contract" under the Code. See How Much Life Insurance Does the Policy Provide? and How Is the Policy Treated for Federal Income Tax Purposes? below.

Planned Premiums

     The Policy Specifications page of your Policy will show the "planned premium" for the Policy. You choose this amount in the Policy application. We will send a premium reminder notice to you based upon the planned premium that you specified in your application. You also chose in your application how often to pay planned premiums -- annually, semi-annually, quarterly or monthly. You are not required to pay the planned premium as long as your Policy has sufficient net cash surrender value to pay Policy charges. You need only pay enough premium to maintain net cash surrender value sufficient to pay Policy charges. See Three Year No-Lapse Feature and Lapse and Reinstatement below.

Ways to Pay Premiums

     If you pay premiums by check or money order, they must be drawn on a U.S. bank in U.S. dollars and made payable to The Penn Mutual Life Insurance Company. Premiums after the first must be sent to our office.

     We will also accept premiums:

     o    by wire or by exchange from another insurance company,

     o via an electronic funds transfer program (any owner interested in making monthly premium payments must use this method), or

     o    if we agree to it, through a salary deduction plan with your employer.

     You can obtain information on these other methods of premium payment by contacting your Penn Mutual representative or by contacting our office.

Three Year No-Lapse Feature

     Your Policy will remain in force during the first three policy years, regardless of investment performance and your net cash surrender value, if

          (a) the total premiums you have paid, less any partial surrenders you made, equal or exceeds

          (b) the "no-lapse premium" specified in your Policy, multiplied by the number of months the Policy has been in force.

     If you increase the specified amount of insurance under your Policy during the first three policy years, we will extend the three year no-lapse provision to three years after the effective date of the increase.

     The "no-lapse premium" will generally be less than the monthly equivalent of the planned premium you specified.

     The three year no-lapse feature will not apply if the amount borrowed under your Policy results in excessive indebtedness. See What Is a Policy Loan? later in this section.

Lapse and Reinstatement

     If the net cash surrender value of your Policy is not sufficient to pay Policy charges, and the three-year no-lapse feature is not in effect, we will notify you of how much premium you will need to pay to keep the Policy in force. You will have a 61 day "grace period" from the date we notify you to make that payment. If you don't pay at least the required amount by the end of the grace period, your Policy will terminate (i.e., lapse). All coverage under the Policy will then cease.

     If you die during the grace period, we will pay the death benefit to your beneficiary less any unpaid Policy charges and outstanding policy loans.

     If the Policy terminates, you can reinstate it within five years from the beginning of the grace period if the insured is alive. You will have to provide evidence that the insured person still meets our requirements for issuing insurance. You will also have to pay a minimum amount of premium and be subject to the other terms and conditions applicable to reinstatements, as specified in the Policy.

Premiums Upon an Increase in the Specified Amount.

     If you increase the specified amount of insurance, you may wish to pay an additional premium or make a change in planned premiums. See Changes in the Specified Amount of Insurance later in this section. We will notify you if an additional premium or a change in planned premiums is necessary.

How Will the Value of the Policy Change Over Time?

     From each premium payment you make, we deduct a premium charge. We allocate the rest to the investment options you have selected (except, in some states, the net first premium will be invested in the Penn Series Money Market Fund during the free look period of time).

     Your policy value, which is allocated (or transferred) to the variable investment options, will vary with the investment performance of the underlying investment funds.

     The amount you allocate to the fixed interest option will earn interest at a rate we declare from time to time. We guarantee that this rate will be at least 3%. The current declared rate will appear in the annual statement we will send to you. If you want to know what the current declared rate is, simply call or write to us. Amounts you allocate to the fixed interest option will not be subject to the mortality and expense risk charge described later in this section. Your policy value will be affected by deductions we make from your Policy for policy charges.

     At any time, your policy value is equal to:

     o    the net premiums you have paid,

     o plus or minus the investment results in the part of your policy value allocated to the variable investment options,

     o plus interest credited to the amount in the part of your policy value (if any) allocated to the fixed interest option,

     o    minus policy charges we deduct, and

     o    minus partial surrenders you have made.

     If you borrow money under your Policy, other factors affect your policy value. See What is a Policy Loan? later in this section.

     For more information on policy values and the variable and fixed investment options, see More Information About Policy Values in the Additional Information section of this prospectus.

What Are the Fees and Charges Under the Policy?

Premium Charge

     o Premium Charge - 7.5% (currently reduced to 5.0% of all premiums paid) is deducted from premium payments before allocation to the investment options. It consists of 3.5% to cover state premium taxes and the federal income tax burden (DAC tax) that we expect will result from the receipt of premiums and 4% (currently reduced to 1.5% of all premiums paid) to partially compensate us for the expense of selling and distributing the Policies. State premium taxes range from 0.5% to 3.5%; some states do not impose premium taxes. We will notify you in advance if we change our current rates.

Monthly Deductions

     o Insurance Charge - A monthly charge for the cost of insurance protection. The amount of insurance risk we assume varies from Policy to Policy and from month to month. The insurance charge therefore also varies. To determine the charge for a particular month, we multiply the amount of insurance for which we are at risk by a cost of insurance rate based upon an actuarial table. The table in your Policy will show the maximum cost of insurance rates that we can charge. The cost of insurance rates that we currently apply are generally less than the maximum rates shown in your Policy. The table of rates we use will vary by issue age, policy duration, and the insurance risk characteristics. We place insureds in a rate class when we issue the Policy and when an increase in coverage is effective, based on our examination of information bearing on insurance risk. We currently place people we insure in the following rate classes: a tobacco, non-tobacco or preferred non-tobacco rate class, or a rate class involving a higher mortality risk (a "substandard class"). Insureds age 19 and under are placed in a rate class that does not distinguish between tobacco and non-tobacco rates. In all states except New Jersey, they are assigned to a tobacco class at age 20 unless they have provided satisfactory evidence that they qualify for a non-tobacco class. When an increase in the specified amount of insurance is requested, we determine whether a different rate will apply to the increase based on the age of the insured on the effective date of the increase and the risk class of the insured on that date. The charge is deducted pro-rata from your variable investment and fixed interest accounts.

     o Administrative Charge - A monthly charge to help cover our administrative costs. This charge is a flat dollar charge of up to $9 (currently, the flat charge is $8 - we will notify you in advance if we change our current rates). Administrative expenses relate to premium billing and collection, recordkeeping, processing of death benefit claims, policy loans and policy changes, reporting and overhead costs, processing applications and establishing policy records. We do not anticipate making any profit from this charge. The charge is deducted pro-rata from your variable investment and fixed interest accounts.

     o Mortality and Expense Risk Charge - A monthly charge to cover mortality and expense risks. The mortality risk we assume is the risk that the persons we insure may die sooner than anticipated and that Penn Mutual will pay an aggregate amount of death benefits greater than anticipated. The expense risk we assume is the risk that expenses incurred in issuing and administering the policies and the Separate Account will exceed the amount we charge for administration. The charges are deducted pro-rata from your variable investment accounts. We will notify you in advance if we change our current rates. We may realize a profit from the charges, and if we do, it will become part of our surplus.

         This charge has two parts:

         (1) Mortality and Expense Risk Face Amount Charge. For the first 120 months after the policy date we will deduct the charge based on the initial specified amount of insurance, and for the first 120 months after any increase in the specified amount we will deduct the charge based on the increase. The charge is equal to the current rate stated in Appendix B to this prospectus times each $1,000 of the initial or increased specified amount of insurance. The charge varies with the issue age of the insured or the age of the insured on the effective date of the increase. Current and guaranteed rates for the specified amount component are shown in Appendix B.

         (2) Mortality and Expense Risk Asset Charge. The current charge is equivalent to an annual effective rate of .45% of the first $50,000 of policy value, plus an annual rate of .15% of the policy value in excess of $50,000. The guaranteed charge is equivalent to an annual effective rate of .60% of the first $50,000 of policy value, plus an annual rate of .30% of the policy value in excess of $50,000.

     o Optional Supplemental Benefit Charges - Monthly charges for any optional supplemental insurance benefits that are added to the Policy by means of a rider.

Transfer Charge

     We reserve the right to impose a $10 charge on any transfer of policy value among investment funds and/or the fixed interest option if the transfer exceeds 12 transfers in a policy year. We will notify policy owners in advance if we decide to impose the charge. We will not impose a charge on any transfer made under dollar cost averaging or asset rebalancing. Also, we will not impose a charge on any transfer which exceeds $4,999,999.

Surrender Charge

     If you surrender your Policy within the first 11 policy years or within 11 years of an increase in the specified amount of insurance under your Policy, we will deduct a surrender charge from your policy value.

     With respect to a surrender within the first 11 policy years, the surrender charge equals (a) plus (b), multiplied by (c), where:

     (a) = 25% of the lesser of (i) the sum of all premiums paid and (ii) the maximum surrender charge premium (which is an amount calculated separately for each Policy);

     (b) = an administrative charge based on the initial amount of insurance and the Insured's age at the issue date (ranging from $1.00 up to attained age 9 to $7.00 at attained age 60 and over, per $1,000 of initial specified amount of insurance); and

     (c) = the applicable surrender factor from the table below in which the policy year is determined.

     With respect to a surrender within 11 years of an increase in the specified amount of insurance under your Policy, the surrender charge is based on the amount of the increase and on the attained age of the insured at the time of the increase. The charge equals (a) multiplied by (b), where:

     (a) = an administrative charge based on the increase in the initial amount of insurance and the insured's attained age on the effective date of the increase (ranging from $1.00 up to attained age 9 to $7.00 at attained age 60 and over, per $1,000 is initial specified amount of insurance); and

     (b) = the applicable surrender factor from the table below, assuming for this purpose only that the first policy year commences with the policy year in which the increase in specified amount of insurance becomes effective.

    Surrender During Policy Year                           Surrender Factor
-------------------------------------------------------------------------------
          1st through 7th                                      1.00
-------------------------------------------------------------------------------
                8th                                              .80
-------------------------------------------------------------------------------
                9th                                              .60
-------------------------------------------------------------------------------
                10th                                             .40
-------------------------------------------------------------------------------
                11th                                             .20
-------------------------------------------------------------------------------
           12th and later                                         0
-------------------------------------------------------------------------------

     If the Policy is surrendered within the first 11 policy years, the surrender charge consists of a sales charge component and an administrative charge component. The sales charge component is to reimburse us for some of the expenses incurred in the distribution of the Policies. The sales charge component, together with the sales charge component of the premium charge, may be insufficient to recover distribution expenses related to the sale of the Policies. Our unrecovered sales expenses are paid for from our surplus. The administrative charge component covers administrative expenses associated with underwriting and issuing the Policy, including the costs of processing applications, conducting medical exams, determining insurability and the insured's rate class, and creating and maintaining Policy records, as well as the administrative costs of processing surrender requests.

     If the Policy is surrendered after the first 11 years, but within 11 years of an increase in the specified amount of insurance, the surrender charge consists solely of an administrative charge for administrative expenses associated with the increase in the specified amount of insurance.

     We do not anticipate making any profit on the administrative charge component of the surrender charge.

Partial Surrender Charge

     If you partially surrender your Policy, we will deduct the lesser of $25 or 2% of the amount surrendered. The charge will be deducted from the available net cash surrender value and will be considered part of the partial surrender. We also do not anticipate making a profit on this charge.


What Are the Supplemental Benefit Riders That I Can Buy?

     We offer supplemental benefit riders that may be added to your Policy. If any of these riders are added, monthly charges for the supplemental benefits will be deducted from your policy value as part of the monthly deduction.

Accidental Death Benefit

     This Agreement provides an additional death benefit if the insured's death results from accidental causes as defined in the Agreement. This Agreement is not available to all Policies. The cost of insurance rates for this Agreement is based on the age, gender and rate class of the additional insured. The benefits provided under the Agreement are subject to the provisions in the Agreement.

Additional Insured Term Insurance Agreement

     This Agreement provides term insurance on other persons in addition to the insured, in amounts specified in the Additional Policy Specification in the Policy. If the named insured in the Policy dies, the term insurance on the additional insured person will continue for 90 days during which time it may be converted into permanent insurance. The term insurance may be converted to a life or endowment policy without evidence of insurability.

     Under the Agreement, we will deduct the cost of insurance charges from the cash value of the Policy, and a separate charge of $0.10 per $1,000 of specified amount of insurance for each additional insured during the first twelve months of the Agreement. If the specified amount of insurance has increased within the past year, we will deduct a charge of $0.10 per $1,000 of the increased specified amount. The cost of insurance rates are based on the age, gender and rate class of the additional insured. The benefits provided under the Agreement are subject to all of the provisions in the Policy.

Business Accounting Benefit

     This Agreement provides enhanced early year cash surrender values for policies sold in certain limited corporate markets, such as 401(k)s and is not for sale in the individual markets. The higher cash surrender is attained through a waiver of all surrender charges. To be eligible for this Agreement (i) Policies must be corporate owned, (ii) the corporation must be at least a partial beneficiary, and (iii) the Policies must be in support of a corporate sponsored non-qualified deferred compensation plan with a minimum of five insureds under the plan. Under this Agreement, we will deduct a monthly charge of $.03 per $1,000 of original specified amount of insurance assessed over the original surrender charge period and a monthly charge of $.03 per $1,000 of increases in the specified amount of insurance for the duration of the new surrender period. Decreases in coverage do not affect the charge for this Agreement. The $.03 per $1,000 charge will continue to be applied based on the higher original and/or increased specified amount. This charge will be included in the no-lapse premium calculation. If the Agreement is terminated by the owner of the Policy, the Agreement is terminated with respect to insurance coverages provided under the Policy and all applicable surrender charges would resume. The benefits provided under the Agreement are subject to all provisions of the Agreement.

Children's Term Insurance Agreement

     This Agreement provides term insurance on one or more children of the owner of the Policy in amounts specified in the Additional Policy Specifications in the Policy. If the named insured in the Policy dies, the term insurance on the insured child will continue until the anniversary of the Policy nearest the insured child's twenty-third birthday and we will waive the cost of insurance for the term insurance. On the anniversary of the Policy nearest the child's twenty-first birthday, the Agreement may be converted without evidence of insurability to a new life insurance policy.

     Under the Agreement, we will deduct a cost of insurance charge. We will also deduct a separate charge of $0.15 per $1,000 of specified amount of insurance without regard to the number of children, their ages or gender. The cost of insurance charge will be based on the attained age, gender and rate class of the insured child. The cost of insurance rate will not exceed the rate set forth in the Additional Policy Specifications of the Policy. The benefits provided by the Agreement are subject to the provisions in the Agreement.

Disability Waiver of Monthly Deduction

     This Agreement provides a waiver of the monthly deductions from the value of the Policy value upon disability of the insured. The cost of insurance charges for this benefit are based upon the insurance provided under the Policy and the value of the Policy. The rates are based on the attained age, gender and rate class of the insured. The rates will not exceed those set forth in the Additional Policy Specifications in the Policy. Monthly deductions for this benefit are made until the policy anniversary nearest the insured's sixty-fifth birthday. The benefits provided under this Agreement are subject to the provisions of the Agreement.

Disability Waiver of Monthly Deduction and Disability Completion Benefit

     This Agreement provides a waiver of the monthly deductions from the policy value and payment by us of a stipulated premium upon disability of the insured. The stipulated premium is stated in the Policy. The cost of insurance for waiver of the monthly deductions is based on the insurance provided by the base Policy and the value of the Policy. The cost of insurance for the monthly premium deposit is based on the amount of the stipulated premium. The cost of insurance rates is based on the issue age, gender and rate class of the insured. The rates will not exceed the rates shown in the Additional Policy Specifications section of the Policy. The benefits are subject to the provisions in the Agreement.

Guaranteed Continuation of Policy.

     This Agreement provides that the insurance provided under the Policy will not lapse even if the cash surrender value of the Policy goes to zero, as long as the sum of the gross premiums paid less the sum of partial withdrawals, policy loans and unpaid interest equals or exceeds the "total guaranteed continuation of policy premium." The "total guaranteed continuation of policy premium" is based upon issue age, gender, rate class, other policy benefits and the death benefit option chosen, and is stated in the Policy. If the insured is disabled, the "total guaranteed continuation of policy premium" is equal to the stipulated premium. While this Agreement is in force, the allocation or transfer of amounts to variable investment options may be restricted. The monthly charge for this Agreement is $0.01 per $1,000 of the specified amount of insurance in the Policy. This benefit is subject to the provisions in the Agreement.

Guaranteed Option to Extend Maturity Date

     This Agreement provides the owner of the Policy with an option to continue the insurance past the maturity date stated in the Policy without evidence of insurability. During the maturity extension period, new policy loans will not be made and premium payments will not be accepted unless required to prevent lapse. Although the Agreement extends the maturity date of the Policy, it does not extend the maturity or termination date of other agreements and riders attached to the Policy (other than the Supplemental Term Insurance Agreement). The cost of insurance charge for this Agreement is based on the attained age and rate class of the insured. The cost of insurance rates for this Agreement, combined with the cost of insurance rates in the Policy, will not exceed the rates shown in the Additional Policy Specifications section of the Policy. The option to extend the maturity date is subject to the provisions in the Agreement.

Guaranteed Option to Increase Specified Amount

     This Agreement provides the owner of the Policy with the option to increase the specified amount of insurance in the Policy without providing evidence of insurability. The option may be exercised as of any of the regular option dates or as of any alternative option date. The regular option dates are the anniversaries of the Policy nearest the insured's birthday at ages 22, 25, 28, 31, 37 and 40. In addition, subject to certain conditions, the option may be exercised on the ninetieth day following marriage of the insured, birth of a child of the insured and legal adoption by the insured of a child less than 18 years of age. The cost of insurance charge for the Agreement is based on the attained age, gender and rate class of the insured. The cost of insurance rates for this Agreement, combined with the cost of insurance rates in the Policy, will not exceed the rates shown in the Additional Policy Specifications in the Policy. This option is subject to the provisions in the Agreement.

Return of Premium Supplemental Term Insurance.

     This Agreement provides term insurance equivalent to the sum of all premiums paid under the Policy up to the most recent monthiversary less any amount credited to the Policy under a waiver of premium or waiver of monthly deductions agreement. The cost of insurance charge for this Agreement include the cost of insurance charge for the term insurance provided under the Agreement and the cost of insurance charge for a waiver of monthly deductions. The cost of insurance rates for the Agreement are based on the age, gender and rate class of the insured. The rates will not exceed the rates shown for this Agreement in the Additional Policy Specifications in the Policy. The term insurance provided under the Agreement is subject to the provisions of the Agreement.

Supplemental Term Insurance Agreement.

     This Agreement adds term insurance to the death benefit provided under the Policy. The Agreement modifies the death benefit options (as provided in the Policy) as follows.

     Option 1 - The death benefit is the greater of (a) the sum of the amount of insurance specified in the Policy and the amount of term insurance added by the Agreement or (b) the "applicable percentage" of the policy value on the date of the insured's death.

     Option 2 - The death benefit is the greater of (a) the sum of the amount of insurance specified in the Policy, the amount of term insurance added by the Agreement and the policy value on the date of the insured's death or (b) the "applicable percentage" of the policy value on the date of the insured's death.

     Additional information on the death benefit options appears earlier in this section under How Much Life Insurance Does the Policy Provide?

     The amount of term insurance added by the Agreement may, upon written application and receipt by us of satisfactory evidence of insurability, be increased in increments of at least $5,000.

     The monthly deductions under the Policy may include a mortality and expense risk face amount charge applied to the amount of term insurance added to the Policy by the Agreement. We are not currently applying the charge to term insurance added by the Agreement, but may do so in the future. If a mortality and expense risk face amount charge is applied to term insurance added by the Agreement, it will not exceed the charges shown in the Additional Policy Specifications in the Policy. Guaranteed maximum mortality and expense risk face amount charges for term insurance added by the Agreement are shown in Appendix C.

     The monthly deductions under the Policy will include a cost of insurance charge for the term insurance added by the Agreement. The cost of insurance rates for the term insurance will not exceed those shown for the Agreement in the Additional Policy Specifications in the Policy.

     It may be to your economic advantage to add life insurance protection to the Policy through the Agreement. The total current charges that you pay for your insurance will be less with term insurance added by the Agreement. It also should be noted, however, that the guaranteed maximum charges under the Policy will be higher with a portion of the insurance added by the Agreement than they would be if all of the insurance were provided under the base Policy.

General Rules and Limitations

     Additional rules and limitations apply to these supplemental benefits. All supplemental benefits may not be available in your state. Please ask your authorized Penn Mutual representative for further information or contact our office.

What Are the Fees and Expenses Paid by the Investment Funds?

     The following tables show the fees and expenses paid by the investment funds.

Penn Series Funds, Inc.
Underlying Fund Annual Expenses (as a % of portfolio average net assets)

                                Management       Administrative                                     Total
                                  Fees           and Corporate       Accounting        Other         Fund
                              (after waiver)      Service Fees          Fees         Expenses      Expenses
                             ----------------    ---------------     ----------      --------      --------
Money Market (1)...........       0.20%              0.15%              0.08%          0.08%         0.51%
Limited Maturity Bond(1)          0.30%              0.15%              0.08%          0.03%         0.56%
Quality Bond(1)............       0.35%              0.15%              0.08%          0.10%         0.68%
High Yield Bond(2).........       0.50%              0.15%              0.08%          0.09%         0.82%
Flexibly Managed(1)........       0.60%              0.15%              0.05%          0.06%         0.86%
Growth Equity(1)...........       0.65%              0.15%              0.06%          0.05%         0.91%
Large Cap Value(1)*........       0.60%              0.15%              0.06%          0.05%         0.86%
Index 500(1)...............       0.07%              0.09%              0.06%          0.03%         0.25%(3)
Mid Cap Growth(1)                 0.70%              0.15%              0.08%          0.07%         0.86%
Mid Cap Value(1)...........       0.55%              0.15%              0.08%          0.08%         0.86%
Emerging Growth(2).........       0.73%              0.15%              0.07%          0.09%         1.04%
Small Cap Value (1)*.......       0.85%              0.15%              0.08%          0.09%         1.17%
International Equity(1)....       0.85%              0.15%              0.08%          0.10%         1.18%

(1) The expenses are estimates provided by the Funds' investment adviser.
(2) The expenses are for the last fiscal year.
(3) The total expenses for the Index 500 Fund are estimated to be 0.31% if the Fund's administrator does not waive its Administrative and Corporate Service Fee.
* Prior to May 1, 2000, the Penn Series Large Cap Value Fund was the Penn Series Value Equity Fund and the Penn Series Small Cap Value Fund was the Penn Series Small Capitalization Fund.

Neuberger  Berman Advisers Management Trust (a)
Underlying Fund Annual Expenses (as a % of portfolio average net assets)

                                   Management,
                                  Advisory and
                                 Administration        Other        Total Fund
                                      Fees            Expenses       Expenses
                                 ---------------      --------      ----------
Balanced......................        0.85%            0.18%           1.03%

(a) Neuberger Berman Advisers Management Trust (the "Trust") is divided into portfolios (each a "Portfolio"). Each Portfolio invests in a corresponding series ("Series") of the Trust. This table shows the current expenses paid by the Balanced Portfolio and the Portfolio's share of the current expenses of its Series. See "Expenses" in the Trust's Prospectus.

Fidelity Investments' Variable Insurance Products Fund (a)
Underlying Fund Annual Expenses (as a % of portfolio average net assets)

                                    Management          Other      Total Fund
                                        Fee           Expenses      Expenses
                                    ----------        --------      ---------
Equity-Income...................       0.49%            0.07%         0.56%
Growth..........................       0.59%            0.06%         0.65%

(a) These expenses are for the last fiscal year. Some of the brokerage commissions paid by the fund reduced the expenses shown in this table. Without this reduction, total expenses would have been 0.57% for the Equity-Income Portfolio and 0.66% for the Growth Portfolio.

Fidelity Investments' Variable Insurance Products Fund II
Underlying Fund Annual Expenses (as a % of portfolio average net assets)

                                     Management          Other       Total Fund
                                         Fee           Expenses       Expenses
                                     ----------        --------      ----------
Asset Manager (a)..................     0.54%            0.08%          0.62%

(a) The expenses presented are for the last fiscal year. Some of the brokerage commissions paid by the fund reduced the expenses shown in this table. Without this reduction, total expenses would have been 0.63% for the Asset Manager Portfolio.

Morgan Stanley's The Universal Institutional Funds, Inc.
Underlying Fund Annual Expenses (as a % of portfolio average net assets)

                                                                         Total
                                             Management     Other         Fund
                                                Fee        Expenses     Expenses
                                            -----------    --------     --------
Emerging Markets Equity (International)....    1.25%         0.50%        1.75%


Are There Other Charges That Penn Mutual Could Deduct in the Future?

     We currently make no charge against policy values to pay federal income taxes on investment gains. However, we reserve the right to do so in the event there is a change in the tax laws. We currently do not expect that any such charge will be necessary.

     Under current laws, we may incur state and local taxes (in addition to premium taxes) in several states. At present, these taxes are not significant. If there is a material change in applicable state or local tax laws, we reserve the right to make such deductions for such taxes.

How Can I Change My Policy's Investment Allocations?

Future Premium Payments

     You may change the investment allocation for future premium payments at any time. You make your original allocation in the application for your Policy. The percentages you select for allocating premium payments must be in whole numbers and must equal 100% in total.

Transfers Among Existing Investment Options

     You may also transfer amounts from one investment option to another, and to and from the fixed interest option. To do so, you must tell us how much to transfer, either as a percentage or as a specific dollar amount. Transfers are subject to the following conditions:

     o the minimum amount that may be transferred is $250 (or the amount held under the investment options from which you are making the transfer, if less);

     o if less than the full amount held under an investment option is transferred, the amount remaining under the investment option must be at least $250;

     o    we may defer transfers under certain conditions;

     o    transfers may not be made during the free look period;

     o transfers may be made from the fixed interest option only during the 30 day period following the end of each policy year;

     o the maximum amount that may be transferred out of the fixed interest option is limited to the greater of $5,000 or 25% of the accumulated value of the fixed interest option;

     o the amount that may be transferred excludes any amount held in the policy loan account.

     The Policy is not designed for individuals and professional market timing organizations that use programmed and frequent transfers among investment options. We therefore may restrict market timing when we believe it is in the interest of all of our Policy holders to do so.

Dollar Cost Averaging

     This program automatically makes monthly transfers from the money market variable investment option to one or more of the other investment options and to the fixed interested option. You choose the investment options and the dollar amount and timing of the transfers. The program is designed to reduce the risks that result from market fluctuations. It does this by spreading out the allocation of your money to investment options over a longer period of time. This allows you to reduce the risk of investing most of your money at a time when market prices are high. The success of this strategy depends on market trends. The program allows owners to take advantage of investment fluctuations, but does not assume a profit or protect against lows in a declining market. To begin the program, the planned premium for the year must be $600 and the amount transferred each month must be at least $50. You may discontinue the program at any time.

Asset Rebalancing

     This program automatically reallocates your policy value among the variable investment options in accordance with the proportions you originally specified. Over time, variations in investment results will change the allocation percentage. On a quarterly basis, the rebalancing program will periodically transfer your policy value among the variable investment options to reestablish the percentages you had chosen. Rebalancing can result in transferring amounts from a variable investment option with relatively higher investment performance to one with relatively lower investment performance. The minimum policy value to start the program is $1,000. If you also have a dollar cost averaging program in effect, the portion of your policy value invested in the Money Market Fund may not be included in the Rebalancing Program. You may discontinue the program at any time.

What Is a Policy Loan?

     You may borrow up to 95% of your cash surrender value. The minimum amount you may borrow is $250.

         Interest charged on a policy loan is 4.0% and is payable at the end of each policy year. If interest is not paid when due, it is added to the loan. A policy loan does not reduce your policy value. An amount equivalent to the loan is withdrawn from the variable investment options and the fixed interest option on a prorated basis (unless you designate a different withdrawal allocation when you request the loan) and is transferred to a special loan account. Amounts withdrawn from the investment options cease to participate in the investment experience of the options. The special loan account is guaranteed to earn interest at 3.0% during the first ten policy years and 3.75% thereafter. On a current basis, the special loan account will earn interest at 3.0% during the first ten policy years and 4.0% thereafter.

     You may repay all or part of a loan at any time. Upon repayment, an amount equal to the repayment will be transferred from the special loan account to the investment options you specify. If you do not specify the allocation for the repayment, the amount will be allocated in accordance with your current standing allocation instructions.

     If your Policy lapses (see What Payments Must Be Paid Under the Policy?) and you have a loan outstanding under the Policy, you may have to pay federal income tax on the amount of the loan, to the extent there is gain in the Policy. See Federal Income Tax Considerations in the Additional Information section of this prospectus.

     The amount of any loan outstanding under your Policy on the death of the insured will reduce the amount of the death benefit by the amount of such loan.

     If you want a payment to us to be used as a loan repayment, you must include instructions to that effect. Otherwise, all payments will be assumed to be premium payments.

How Can I Withdraw Money from My Policy?

Full Surrender

     You may surrender your Policy in full at any time. If you do, we will pay you the policy value, less any policy loan outstanding and less any surrender charge that then applies. This is called your "net cash surrender value." You must return your Policy when you request a full surrender.

Partial Surrender

     You may partially surrender your Policy for net cash surrender value, subject to the following conditions:

     o the net cash surrender value remaining in the Policy after the partial surrender must exceed $1,000;

     o    no more than four partial surrenders may be made in a policy year;

     o    each partial surrender must be at least $250;

     o a partial surrender may not be made from an investment option if the amount remaining under the option is less than $250;

     o during the first five policy years, the partial surrender may not reduce the specified amount of insurance under your Policy to less than $50,000.

     If you elected the Option 1 insurance coverage (see How Much Insurance Does My Policy Provide? below), a partial surrender may reduce your specific amount of insurance.

     If you have increased the initial specified amount, any reduction will be applied to the most recent increase.

What Is the Timing of Transactions Under the Policy?

     We will ordinarily pay any death benefit, loan proceeds or partial or full surrender proceeds, and will make transfers among the investment options and the fixed interest option, within seven days after receipt at our office of all the documents required for completion of the transaction. Other than the death benefit, which is determined as of the date of death, transactions will be based on values at the end of the valuation period in which we receive all required instructions and necessary documentation. A valuation period is the period commencing with the close of the New York Stock Exchange and ending at the close of the next succeeding business day of the New York Stock Exchange.

     A planned premium and an unplanned premium which does not require evaluation of additional insurance risk will be credited to the Policy and the net premium will be allocated to the designated investment options based on values at the end of the valuation period in which we receive the premium.

     Any premium requiring evaluation of additional insurance risk will be allocated to the Penn Series Money Market investment option until our evaluation has been completed and the premium has been accepted. When accepted, the net premium will be allocated to the investment options you have designated.

     We may defer making a payment or transfer from a variable account investment option if (1) the disposal or valuation of the Separate Account's assets is not reasonably practicable because the New York Stock Exchange is closed for other than a regular holiday or weekend, trading is restricted by the SEC, or the SEC declares that an emergency exists; or (2) the SEC by order permits postponement of payment to protect our Policy owners.

     We may also defer making a payment or transfer from the fixed interest option for up to six months from the date we receive the written request. However, we will not defer payment of a partial surrender or policy loan requested to pay a premium due on a Penn Mutual Policy. If a payment from the fixed interest option is deferred for 30 days or more, it will bear interest at a rate of 3% per year compounded annually while it is deferred.

How Much Life Insurance Does the Policy Provide?

     In your application for the Policy, you will tell us how much life insurance coverage you want on the life of the insured. This is called the "specified amount" of insurance. The minimum specified amount of insurance that you can purchase is $50,000.

Death Benefit Options

     When the insured dies, we will pay the beneficiary the death benefit less the amount of any outstanding loan. We offer two different types of death benefits payable under the Policy. You choose which one you want in the application. They are:

     o Option 1 - The death benefit is the greater of (a) the specified amount of insurance or (b) the "applicable percentage" of the policy value on the date of the insured's death.

     o Option 2 - The death benefit is the greater of (a) the specified amount of insurance plus your policy value on the date of death, or
          (b) the "applicable percentage" of the policy value on the date of the insured's death.

     The "applicable percentages" depend on the life insurance qualification test you chose on the application. If you chose the Guideline Premium Test/Cash Value Corridor Test, the "applicable percentage" is 250% when the insured has attained age 40 or less and decreases to 100% when the insured attains age 100. For the Cash Value Accumulation Test, the "applicable percentages" will vary by attained age and the insurance risk characteristics. Tables showing "applicable percentages" are included in Appendix D.

     If the investment performance of the variable account investment options you have chosen is favorable, the amount of the death benefit may increase. However, under Option 1, favorable investment performance will not ordinarily increase the death benefit for several years and may not increase it at all, whereas under Option 2, the death benefit will vary directly with the investment performance of the policy value. To see how and when investment performance may begin to affect the death benefit, see the Illustrations section of this prospectus.

     Assuming favorable investment performance, the death benefit under Option 2 will tend to be higher than the death benefit under Option 1. On the other hand, the monthly insurance charge will be higher under Option 2 to compensate us for the additional insurance risk we take. Because of that, the policy value will tend to be higher under Option 1 than under Option 2 for the same premium payments.

IRC Qualification

     For a Policy to be treated as a life insurance contract under the Internal Revenue Code, it must pass one of two tests -- a cash value accumulation test or a guideline premium/cash value corridor test. At the time of issuance of the Policy, you choose which test you want to be applied. It may not thereafter be changed. If you do not choose the test to be applied to your Policy, the Guideline Premium/Cash Value Corridor Test will be applied.

     o Cash Value Accumulation Test - Under the terms of the Policy, the policy value may not at any time exceed the net single premium cost (at any such time) for the benefits promised under the Policy.

     o Guideline Premium/Cash Value Corridor Test - The Policy must at all times satisfy a guideline premium requirement and a cash value corridor requirement. Under the guideline premium requirement, the sum of the premiums paid under the policy may not at any time exceed the greater of the guideline single premium or the sum of the guideline level premiums, for the benefits promised under the Policy. Under the cash value corridor requirement, the death benefit at any time must be equal to or greater than the applicable percentage of policy value specified in the Internal Revenue Code.

     The Cash Value Accumulation Test does not limit the amount of premiums that may be paid under the Policy. If you desire to pay premiums in excess of those permitted under the Guideline Premium/Cash Value Corridor Test, you should consider electing to have your Policy qualify under the Cash Value Accumulation Test. However, any premium that would increase the net amount at risk is subject to evidence of insurability satisfactory to us. Required increases in the minimum death benefit due to growth in the policy value will generally be greater under the Cash Value Accumulation Test than under the Guideline Premium/Cash Value Corridor Test.

     The Guideline Premium/Cash Value Corridor Test limits the amount of premium that may be paid under the Policy. If you do not desire to pay premiums in excess of those permitted under Guideline Premium/Cash Value Corridor Test limitations, you should consider electing to have your Policy qualify under the Guideline Premium/Cash Value Corridor Test.

Can I Change Insurance Coverage Under My Policy?

Change of Death Benefit Option

     You may change your insurance coverage from Option 1 to Option 2 and vice-versa, subject to the following conditions:

     o after the change, the specified amount of insurance must be at least $50,000;

     o no change may be made in the first policy year and no more than one change may be made in any policy year;

     o if you request a change from Option 1 to Option 2, we may request evidence of insurability; if a different rate class is indicated for the insured, the requested change will not be allowed.

Changes in the Specified Amount of Insurance

     You may increase the specified amount of insurance, subject to the following conditions:

     o you must submit an application along with evidence of insurability acceptable to Penn Mutual;

     o you must return your policy so we can amend it to reflect the increase;

     o no change may be made if it would cause the Policy not to qualify as insurance under federal income tax law.

     If you increase the specified amount within the first three policy years, the three year no-lapse period will be extended.

     You may decrease the specified amount of insurance, subject to the following conditions:

     o    no change may be made in the first policy year;

     o no change may be made if it would cause the Policy not to qualify as insurance under federal income tax law;

     o no decrease may be made within one year of an increase in the specified amount;

     o any decrease in the specified amount of insurance must be at least $5,000 and the specified amount after the decrease must be at least $50,000.

Exchange of Policies

     For a Policy issued in a business relationship, you may obtain a rider that permits you to exchange the Policy for a new Policy covering a new insured in the same business relationship, subject to the terms of the rider.

Tax Consequences

     See Federal Income Tax Considerations in the Additional Information section of this Prospectus to learn about possible tax consequences of changing your insurance coverage under the Policy.


Do I Have the Right to Cancel My Policy?

     You have the right to cancel your Policy within 10 days after you receive it (or longer in some states). This is referred to as the "free look" period. To cancel your Policy, simply deliver or mail the Policy to our office or to our representative who delivered the Policy to you.

     In most states, you will receive a refund of your policy value as of the date of cancellation plus the premium charge and the monthly deductions. The date of cancellation will be the date we receive the Policy.

     In some states, you will receive a refund of any premiums you have paid. In these states money held under your Policy will be allocated to the Penn Series Money Market investment option during the "free look" period. At the end of the period, the money will be transferred to the investment options you have chosen.

Can I Choose Different Payout Options Under My Policy?

Choosing a Payout Option

     You may choose to receive proceeds from the Policy as a single sum. This includes proceeds that become payable because of death or full surrender. Alternatively, you can elect to have proceeds of $5,000 or more applied to any of a number of other payment options as set forth in your Policy. Periodic payments may not be less than $50 each.

Changing a Payment Option

     You can change the payment option at any time before the proceeds are payable. If you have not made a choice, the payee may change the payment option within the period specified in the Policy. The person entitled to the proceeds may elect a payment option as set forth in the Policy.

Tax Impact

     There may be tax consequences to you or your beneficiary depending upon which payment option is chosen. You should consult a qualified tax adviser before making that choice.

How Is the Policy Treated for Federal Income Tax Purposes?

     Death benefits paid under life insurance policies are not subject to income tax. Investment gains from your Policy are not subject to income tax as long as we do not pay them out to you.

     Assuming your Policy is not treated as a "modified endowment contract" under federal income tax law, distributions from the Policy are generally treated as first recovering the investments in the Policy and then, only after the return of all investment in the Policy, as receiving taxable income. Amounts borrowed under the Policy also are not generally subject to federal income tax at the time of the borrowing.

     However, some of the tax rules change if your Policy is found to be a "modified endowment contract." This can happen if you have paid more than a certain amount of premiums in relation to the insurance provided under the Policy. Under those circumstances, additional taxes and penalties may be payable for Policy distributions and loans.

     For further information about the qualifications of the Policy as life insurance under federal tax law and the tax consequences of owning a Policy, see Federal Income Tax Considerations in the Additional Information section of this prospectus.

How Do I Communicate With Penn Mutual?

General Rules

     You may mail all checks and money orders for premium payments to The Penn Mutual Life Insurance Company, P.O. Box 7460, Philadelphia, Pennsylvania, 19101-7460, or express all checks and money orders to The Penn Mutual Life Insurance Company, Receipts Processing C3V, 600 Dresher Road, Horsham, Pennsylvania, 19044.

     Certain requests pertaining to your Policy must be made in writing and be signed and dated by you. They include the following:

     o    policy loans in excess of $5,000, and full and partial surrenders

     o    change of death benefit option

     o    changes in specified amount of insurance

     o    change of beneficiary

     o    election of payment option for Policy proceeds

     o    tax withholding elections

     o    grant of telephone transaction privileges to third parties

     You should mail or express these requests to our office. You should also send notice of the insured person's death and related documentation to our office. Communications are not treated as "received" until such time as they have arrived at our office in proper form. Any communication that arrives after the close of our business day, or on a day that is not a business day, will be considered "received" by us on the next following business day. Our business day currently closes at 5:00 p.m. Eastern Standard Time, but special circumstances (such as suspension of trading on a major exchange) may dictate an earlier closing time.

     We have special forms that must be used for a number of the requests mentioned above. You can obtain these forms from your Penn Mutual representative or by calling our office 800-523-0650. Each communication to us must include your name, your Policy number and the name of the insured person. We cannot process any request that does not include this required information.

Telephone Transactions

     You may request transfers among investment options by calling our office. In addition, if you complete a special authorizing form, you may authorize your Penn Mutual agent or other third person to act on your behalf in giving us telephone transfer instructions. We will not be liable for following transfer instructions communicated by telephone that we reasonably believe to be genuine. In addition, we also reserve the right to suspend or terminate the privilege altogether. We may require certain identifying information to process a telephone transfer.

How Does Penn Mutual Communicate With Me?

     At least each year we will send to you a report showing your current policy values, premiums paid and deductions made since the last report, any outstanding policy loans, and any additional premiums permitted under your Policy. We will also send to you an annual and a semi-annual report for each Fund underlying a subaccount to which you have allocated policy value, as required by the 1940 Act. In addition, when you pay premiums (other than by pre-authorized check), or if you borrow money under your policy, transfer amounts among the investment options or make partial surrenders, we will send a written confirmation to you.

                                  ILLUSTRATIONS

     The tables on the following pages show how values under a hypothetical Policy change with investment performance over an extended period of time. The tables illustrate how policy values, net cash surrender values and death benefits under a Policy covering the insured of a given age on the issue date, would vary over time if planned premiums were paid annually and the return on the assets in the selected funds were a uniform gross annual rate of 0%, 6% and 12%. The values would be different from those shown if the returns averaged 0%, 6% or 12%, but fluctuated over and under those averages throughout the years shown. The tables also show planned premiums accumulated at 5% interest.

     The hypothetical investment rates of return are illustrative only and should not be deemed a representation of past or future investment rates of return. Actual rates of return for a particular Policy may be more or less than the hypothetical investment rates of return and will depend on a number of factors including the investment allocations made by an owner, prevailing rates and rates of inflation.

     The tables assume an average annual expense ratio of 0.85% of the underlying investment funds available under the Policies. The average annual expense ratio is based on the expense ratios of each of the funds for their last fiscal year or, in the case of certain funds, estimates of their expense ratios. In the absence of certain voluntary waivers of fees and limitations on expenses, the average annual expense ratios of the investment funds would have been 0.91%. We expect the fee waivers and expense limitations to continue past the end of the current year. If they were discontinued and expenses increased, the values in the illustration would be lower. For information on fund expenses, see What Are the Fees and Expenses Paid by the Investment Funds? in the Basic Information section of this prospectus.

     After deduction of fund expenses, the illustrated gross annual investment rates of return of 0%, 6% and 12% would correspond to approximate net annual rates of 0.85%, 5.15% and 11.15%, respectively.

     The tables also reflect the deduction of monthly mortality and expense risk face amount charge, the monthly mortality and expense risk asset charge, the monthly administrative charge and the monthly cost of insurance charge for the hypothetical insured persons. Our current cost of insurance charges and the higher guaranteed maximum cost of insurance charges we have the contractual right to charge are reflected in separate tables on the following pages.

     The illustrations are based on our sex distinct rates for standard non-tobacco risks. Upon request, we will furnish a comparable illustration based upon the proposed insured's individual circumstances. Such illustrations may assume different hypothetical rates of return than those illustrated in the following tables.

     The illustrations on pages 25 through 32 show how values and benefits would vary under different scenarios based on our current charges and pages 33 through 40 show how values and benefits would vary under the scenarios based on the maximum charges (guaranteed) we may make under the Policy.

Illustration of Policy Values
Penn Mutual Life Insurance Company

Male Issue Age: 35                                                                                               Non-Tobacco
                                                  $750 ANNUAL PREMIUM
                                               $75,000 SPECIFIED AMOUNT
                                                DEATH BENEFIT OPTION 1
                               LIFE INSURANCE QUALIFICATION TEST - GUIDELINE PREMIUM

                                         USING CURRENT COST OF INSURANCE RATES

                                    0% Hypothetical                   6% Hypothetical                   12% Hypothetical
                                Gross Investment Return           Gross Investment Return            Gross Investment Return
End of        Premiums       Policy     Net Cash   Death     Policy     Net Cash      Death     Policy      Net Cash   Death
Policy     Accumulated at    Value    Surrender   Benefit    Value     Surrender     Benefit     Value     Surrender  Benefit
 Year     5% Interest Per               Value                            Value                               Value
               Year
   1            788           400         -      75,000        433           -      75,000        466            3    75,000
   2          1,614           798       335      75,000        889         426      75,000        984          522    75,000
   3          2,483         1,191       728      75,000      1,367         905      75,000      1,559        1,096    75,000
   4          3,394         1,581     1,118      75,000      1,870       1,407      75,000      2,197        1,735    75,000
   5          4,351         1,967     1,505      75,000      2,397       1,935      75,000      2,905        2,G3     75,000
   6          5,357         2,351     1,888      75,000      2,952       2,490      75,000      3,691        3,229    75,000
   7          6,412         2,731     2,268      75,000      3,535       3,073      75,000      4,564        4,102    75,000
   8          7,520         3,110     2,739      75,000      4,149       3,779      75,000      5,534        5,164    75,000
   9          8,683         3,487     3,210      75,000      4,796       4,519      75,000      6,612        6,335    75,000
  10          9,905         3,865     3,680      75,000      5,479       5,294      75,000      7,812        7,627    75,000
  15         16,993         6,064     6,064      75,000      9,868       9,868      75,000     16,591       16,591    75,000
  20         26,039         7,788     7,788      75,000     15,050      15,050      75,000     30,902       30,902    75,000
  25         37,585         9,080     9,080      75,000     21,312      21,312      75,000     54,733       54,733    75,000
  30         52,321         9,603     9,603      75,000     28,705      28,705      75,000     94,749       94,749   115,594

(1)  Assumes that no policy loans have been made.
(2) Current values reflect current cost of insurance rates, a monthly administrative charge of $8.00 in all years, a mortality and expense risk asset charge of 0.45% of account value up to $50,000 and 0.15% of account value over $50,000 and a mortality and expense risk face amount charge as shown in Appendix C of this prospectus.
(3) New investment returns are calculated as the hypothetical gross investment returns less all charges and deductions shown in the prospectus.
(4) Assumes that the premium is paid at the beginning of each policy year. Values would be different if the premiums are paid with a different frequency or in different amounts.

The hypothetical investment rates of return shown above and elsewhere in this Prospectus are illustrative only and should not be deemed a representation of past or future investment rates of return. Actual rates of return may be more or less than those shown and will depend on a number of factors including the investment allocations made by an owner, prevailing rates and rates of inflation. The death benefit and cash value for a policy would be different from those shown if the actual rates of return averaged 0%, 6% or 12% over a period of years but also fluctuated above or below those averages for individual policy years. No representation can be made by the company or the fund that these hypothetical rates of return can be achieved for any one year or sustained over any period of time.

Illustration of Policy Values
Penn Mutual Life Insurance Company

Male Issue Age: 35                                                                                            Non-Tobacco
                                            $1,200 ANNUAL PREMIUM
                                           $75,000 SPECIFIED AMOUNT
                                            DEATH BENEFIT OPTION 2
                            LIFE INSURANCE QUALIFICATION TEST - GUIDELINE PREMIUM

                                     USING CURRENT COST OF INSURANCE RATES

                                  0% Hypothetical                   6% Hypothetical                   12% Hypothetical
                              Gross Investment Return           Gross Investment Return            Gross Investment Return
End of        Premiums    Policy     Net Cash   Death      Policy      Net Cash   Death       Policy     Net Cash     Death
Policy      Accumulated   Value    Surrender   Benefit     Value     Surrender   Benefit      Value      Surrender   Benefit
 Year          at 5%                 Value                              Value                             Value
            Interest Per
               Year
   1          1,260        821         359     75,821        880         417     75,880         938         475      75,938
   2          2,583      1,634       1,171     76,634      1,802       1,339     76,802       1,978       1,515      76,978
   3          3,972      2,436       1,974     77,436      2,768       2,306     77,768       3,129       2,666      78,129
   4          5,431      3,229       2,767     78,229      3,781       3,318     78,781       4,403       3,941      79,403
   5          6,962      4,013       3,550     79,013      4,841       4,379     79,841       5,815       5,352      80,815
   6          8,570      4,788       4,325     79,788      5,953       5,491     80,953       7,378       6,915      82,378
   7         10,259      5,554       5,091     80,554      7,118       6,656     82,118       9,109       8,647      84,109
   8         12,032      6,313       5,943     81,313      8,341       7,971     83,341      11,028      10,658      86,028
   9         13,893      7,066       6,789     82,066      9,625       9,347     84,625      13,155      12,877      88,155
  10         15,848      7,814       7,629     82,814     10,974      10,788     85,974      15,513      15,328      90,513
  15         27,189     11,779      11,779     86,779     19,161      19,161     94,161      32,171      32,171     107,171
  20         41,663     15,105      15,105     90,105     29,000      29,000    104,000      59,303      59,303     134,303
  25         60,136     17,833      17,833     92,833     40,922      40,922    115,922     104,331     104,331     179,331
  30         83,713     19,579      19,579     94,579     54,990      54,990    129,990     179,076     179,076     254,076


(1)  Assumes that no policy loans have been made.
(2) Current values reflect current cost of insurance rates, a monthly administrative charge of $8.00 in all years, a mortality and expense risk asset charge of 0.45% of account value up to $50,000 and 0.15% of account value over $50,000 and a mortality and expense risk face amount charge as shown in Appendix C of this prospectus.
(3) New investment returns are calculated as the hypothetical gross investment returns less all charges and deductions shown in the prospectus.
(4) Assumes that the premium is paid at the beginning of each policy year. Values would be different if the premiums are paid with a different frequency or in different amounts.

The hypothetical investment rates of return shown above and elsewhere in this Prospectus are illustrative only and should not be deemed a representation of past or future investment rates of return. Actual rates of return may be more or less than those shown and will depend on a number of factors including the investment allocations made by an owner, prevailing rates and rates of inflation. The death benefit and cash value for a policy would be different from those shown if the actual rates of return averaged 0%, 6% or 12% over a period of years but also fluctuated above or below those averages for individual policy years. No representation can be made by the company or the fund that these hypothetical rates of return can be achieved for any one year or sustained over any period of time

Illustration of Policy Values
Penn Mutual Life Insurance Company

Male Issue Age: 35                                                                                               Non-Tobacco
                                              $750 ANNUAL PREMIUM
                                            $75,000 SPECIFIED AMOUNT
                                              DEATH BENEFIT OPTION 1
                             LIFE INSURANCE QUALIFICATION TEST - CASH VALUE ACCUMULATION

                                      USING CURRENT COST OF INSURANCE RATES

                                   0% Hypothetical                    6% Hypothetical                   12% Hypothetical
                               Gross Investment Return            Gross Investment Return            Gross Investment Return
End of       Premiums      Policy     Net Cash      Death    Policy      Net Cash    Death       Policy     Net Cash      Death
Policy     Accumulated      Value     Surrender    Benefit     Value     Surrender  Benefit      Value     Surrender    Benefit
 Year        at 5%                     Value                              Value                              Value
           Interest Per
              Year
   1            788         400           -       75,000        433           -     75,000         466           3       75,000
   2          1,614         798         335       75,000        889         426     75,000         984         522       75,000
   3          2,483       1,191         728       75,000      1,367         905     75,000       1,559       1,096       75,000
   4          3,394       1,581       1,118       75,000      1,870       1,407     75,000       2,197       1,735       75,000
   5          4,351       1,967       1,505       75,000      2,397       1,935     75,000       2,905       2,443       75,000
   6          5,357       2,351       1,888       75,000      2,952       2,490     75,000       3,691       3,229       75,000
   7          6,412       2,731       2,268       75,000      3,535       3,073     75,000       4,564       4,102       75,000
   8          7,520       3,110       2,739       75,000      4,149       3,779     75,000       5,534       5,164       75,000
   9          8,683       3,487       3,210       75,000      4,796       4,519     75,000       6,612       6,335       75,000
  10          9,905       3,865       3,680       75,000      5,479       5,294     75,000       7,812       7,627       75,000
  15         16,993       6,064       6,064       75,000      9,868       9,868     75,000      16,591      16,591       75,000
  20         26,039       7,788       7,788       75,000     15,050      15,050     75,000      30,902      30,902       75,000
  25         37,585       9,080       9,080       75,000     21,312      21,312     75,000      54,402      54,402      109,594
  30         52,321       9,603       9,603       75,000     28,705      28,705     75,000      92,585      92,585      163,032


(1)  Assumes that no policy loans have been made.
(2) Current values reflect current cost of insurance rates, a monthly administrative charge of $8.00 in all years, a mortality and expense risk asset charge of 0.45% of account value up to $50,000 and 0.15% of account value over $50,000 and a mortality and expense risk face amount charge as shown in Appendix C of this prospectus.
(3) New investment returns are calculated as the hypothetical gross investment returns less all charges and deductions shown in the prospectus.
(4) Assumes that the premium is paid at the beginning of each policy year. Values would be different if the premiums are paid with a different frequency or in different amounts.

The hypothetical investment rates of return shown above and elsewhere in this Prospectus are illustrative only and should not be deemed a representation of past or future investment rates of return. Actual rates of return may be more or less than those shown and will depend on a number of factors including the investment allocations made by an owner, prevailing rates and rates of inflation. The death benefit and cash value for a policy would be different from those shown if the actual rates of return averaged 0%, 6% or 12% over a period of years but also fluctuated above or below those averages for individual policy years. No representation can be made by the company or the fund that these hypothetical rates of return can be achieved for any one year or sustained over any period of time.

Illustration of Policy Values
Penn Mutual Life Insurance Company

Male Issue Age: 35                                                                                                Non-Tobacco
                                              $1,200 ANNUAL PREMIUM
                                            $75,000 SPECIFIED AMOUNT
                                              DEATH BENEFIT OPTION 2
                             LIFE INSURANCE QUALIFICATION TEST - CASH VALUE ACCUMULATION

                                         USING CURRENT COST OF INSURANCE RATES

                                 0% Hypothetical                     6% Hypothetical                   12% Hypothetical
                             Gross Investment Return             Gross Investment Return           Gross Investment Return
End of     Premiums     Policy      Net Cash       Death     Policy     Net Cash    Death        Policy     Net Cash   Death
Policy    Accumulated   Value       Surrender     Benefit    Value      Surrender   Benefit      Value     Surrender   Benefit
  Year       at 5%                    Value                               Value                              Value
         Interest Per
             Year
   1         1,260        821           359       75,821        880         417     75,880         938         475     75,938
   2         2,583      1,634         1,171       76,634      1,802       1,339     76,802       1,978       1,515     76,978
   3         3,972      2,436         1,974       77,436      2,768       2,306     77,768       3,129       2,666     78,129
   4         5,431      3,229         2,767       78,229      3,781       3,318     78,781       4,403       3,941     79,403
   5         6,962      4,013         3,550       79,013      4,841       4,379     79,841       5,815       5,352     80,815
   6         8,570      4,788         4,325       79,788      5,953       5,491     80,953       7,378       6,915     82,378
   7        10,259      5,554         5,091       80,554      7,118       6,656     82,118       9,109       8,647     84,109
   8        12,032      6,313         5,943       81,313      8,341       7,971     83,341      11,028      10,658     86,028
   9        13,893      7,066         6,789       82,066      9,625       9,347     84,625      13,155      12,877     88,155
  10        15,848      7,814         7,629       82,814     10,974      10,788     85,974      15,513      15,328     90,513
  15        27,189     11,779        11,779       86,779     19,161      19,161     94,161      32,171      32,171    107,171
  20        41,663     15,105        15,105       90,105     29,000      29,000    104,000      59,300      59,300    138,239
  25        60,136     17,833        17,833       92,833     40,922      40,922    115,922     103,978     103,978    209,469
  30        83,713     19,579        19,579       94,579     54,990      54,990    129,990     176,908     176,908    311,516


(1)  Assumes that no policy loans have been made.
(2) Current values reflect current cost of insurance rates, a monthly administrative charge of $8.00 in all years, a mortality and expense risk asset charge of 0.45% of account value up to $50,000 and 0.15% of account value over $50,000 and a mortality and expense risk face amount charge as shown in Appendix C of this prospectus.
(3) New investment returns are calculated as the hypothetical gross investment returns less all charges and deductions shown in the prospectus.
(4) Assumes that the premium is paid at the beginning of each policy year. Values would be different if the premiums are paid with a different frequency or in different amounts.

The hypothetical investment rates of return shown above and elsewhere in this Prospectus are illustrative only and should not be deemed a representation of past or future investment rates of return. Actual rates of return may be more or less than those shown and will depend on a number of factors including the investment allocations made by an owner, prevailing rates and rates of inflation. The death benefit and cash value for a policy would be different from those shown if the actual rates of return averaged 0%, 6% or 12% over a period of years but also fluctuated above or below those averages for individual policy years. No representation can be made by the company or the fund that these hypothetical rates of return can be achieved for any one year or sustained over any period of time.

Illustration of Policy Values
Penn Mutual Life Insurance Company

Female Issue Age: 45                                                                                                 Non-Tobacco
                                             $1,500 ANNUAL PREMIUM
                                           $125,000 SPECIFIED AMOUNT
                                             DEATH BENEFIT OPTION 1
                              LIFE INSURANCE QUALIFICATION TEST - GUIDELINE PREMIUM

                                      USING CURRENT COST OF INSURANCE RATES

                                   0% Hypothetical                    6% Hypothetical                   12% Hypothetical
                               Gross Investment Return            Gross Investment Return           Gross Investment Return
End of      Premiums      Policy       Net Cash    Death     Policy      Net Cash   Death      Policy       Net Cash   Death
Policy   Accumulated at    Value     Surrender    Benefit     Value     Surrender   Benefit     Value     Surrender    Benefit
  Year     5% Interest                 Value                               Value                             Value
            Per Year
   1           1,575        802            -     125,000        868           -     125,000         934            -    125,000
   2           3,229      1,595          608     125,000      1,778         791     125,000       1,969          982    125,000
   3           4,965      2,380        1,393     125,000      2,732       1,746     125,000       3,117        2,130    125,000
   4           6,788      3,157        2,170     125,000      3,735       2,748     125,000       4,391        3,405    125,000
   5           8,703      3,929        2,942     125,000      4,791       3,804     125,000       5,808        4,822    125,000
   6          10,713      4,696        3,709     125,000      5,902       4,915     125,000       7,384        6,397    125,000
   7          12,824      5,461        4,474     125,000      7,073       6,087     125,000       9,137        8,151    125,000
   8          15,040      6,225        5,435     125,000      8,310       7,521     125,000      11,090       10,300    125,000
   9          17,367      6,988        6,396     125,000      9,616       9,024     125,000      13,264       12,672    125,000
  10          19,810      7,756        7,361     125,000     10,999      10,604     125,000      15,687       15,293    125,000
  15          33,986     12,240       12,240     125,000     19,921      19,921     125,000      33,501       33,501    125,000
  20          52,079     15,646       15,646     125,000     30,397      30,397     125,000      62,672       62,672    125,000
  25          75,170     17,689       17,689     125,000     42,699      42,699     125,000     112,096      112,096    130,032
  30         104,641     17,470       17,470     125,000     56,947      56,947     125,000     195,912      195,912    209,626

(1)  Assumes that no policy loans have been made.
(2) Current values reflect current cost of insurance rates, a monthly administrative charge of $8.00 in all years, a mortality and expense risk asset charge of 0.45% of account value up to $50,000 and 0.15% of account value over $50,000 and a mortality and expense risk face amount charge as shown in Appendix C of this prospectus.
(3) New investment returns are calculated as the hypothetical gross investment returns less all charges and deductions shown in the prospectus.
(4) Assumes that the premium is paid at the beginning of each policy year. Values would be different if the premiums are paid with a different frequency or in different amounts.

The hypothetical investment rates of return shown above and elsewhere in this Prospectus are illustrative only and should not be deemed a representation of past or future investment rates of return. Actual rates of return may be more or less than those shown and will depend on a number of factors including the investment allocations made by an owner, prevailing rates and rates of inflation. The death benefit and cash value for a policy would be different from those shown if the actual rates of return averaged 0%, 6% or 12% over a period of years but also fluctuated above or below those averages for individual policy years. No representation can be made by the company or the fund that these hypothetical rates of return can be achieved for any one year or sustained over any period of time.

Illustration of Policy Values
Penn Mutual Life Insurance Company

Female Issue Age: 45                                                                                                 Non-Tobacco
                                                 $2,100 ANNUAL PREMIUM
                                                $125,000 SPECIFIED AMOUNT
                                                  DEATH BENEFIT OPTION 2
                                   LIFE INSURANCE QUALIFICATION TEST - GUIDELINE PREMIUM

                                        USING CURRENT COST OF INSURANCE RATES

                                 0% Hypothetical                    6% Hypothetical                    12% Hypothetical
                             Gross Investment Return            Gross Investment Return            Gross Investment Return
End of     Premiums        Policy    Net Cash      Death      Policy     Net Cash     Death     Policy      Net Cash     Death
Policy    Accumulated      Value     Surrender    Benefit     Value     Surrender    Benefit     Value      Surrender    Benefit
  Year       at 5%                     Value                              Value                               Value
         Interest Per
             Year
   1         2,205         1,362         375      126,362      1,461         474     126,461      1,561          574     126,561
   2         4,520         2,705       1,718      127,705      2,990       2,003     127,990      3,287        2,301     128,287
   3         6,951         4,031       3,044      129,031      4,590       3,603     129,590      5,197        4,210     130,197
   4         9,504         5,340       4,353      130,340      6,265       5,278     131,265      7,311        6,325     132,311
   5        12,184         6,635       5,648      131,635      8,022       7,035     133,022      9,654        8,667     134,654
   6        14,998         7,916       6,929      132,916      9,865       8,878     134,865     12,249       11,262     137,249
   7        17,953         9,187       8,200      134,187     11,799      10,812     136,799     15,127       14,140     140,127
   8        21,056        10,448       9,659      135,448     13,832      13,042     138,832     18,319       17,530     143,319
   9        24,314        11,702      11,110      136,702     15,968      15,376     140,968     21,860       21,268     146,860
  10        27,734        12,953      12,558      137,953     18,218      17,823     143,218     25,793       25,398     150,793
  15        47,581        19,712      19,712      144,712     32,038      32,038     157,038     53,766       53,766     178,766
  20        72,910        25,089      25,089      150,089     48,305      48,305     173,305     99,354       99,354     224,354
  25       105,238        28,726      28,726      153,726     67,276      67,276     192,276    174,257      174,257     299,257
  30       146,498        29,593      29,593      154,593     88,558      88,558     213,558    297,055      297,055     422,055


(1)  Assumes that no policy loans have been made.
(2) Current values reflect current cost of insurance rates, a monthly administrative charge of $8.00 in all years, a mortality and expense risk asset charge of 0.45% of account value up to $50,000 and 0.15% of account value over $50,000 and a mortality and expense risk face amount charge as shown in Appendix C of this prospectus.
(3) New investment returns are calculated as the hypothetical gross investment returns less all charges and deductions shown in the prospectus.
(4) Assumes that the premium is paid at the beginning of each policy year. Values would be different if the premiums are paid with a different frequency or in different amounts.

The hypothetical investment rates of return shown above and elsewhere in this Prospectus are illustrative only and should not be deemed a representation of past or future investment rates of return. Actual rates of return may be more or less than those shown and will depend on a number of factors including the investment allocations made by an owner, prevailing rates and rates of inflation. The death benefit and cash value for a policy would be different from those shown if the actual rates of return averaged 0%, 6% or 12% over a period of years but also fluctuated above or below those averages for individual policy years. No representation can be made by the company or the fund that these hypothetical rates of return can be achieved for any one year or sustained over any period of time.

Illustration of Policy Values
Penn Mutual Life Insurance Company

Female Issue Age: 45                                                                                               Non-Tobacco
                                             $1,500 ANNUAL PREMIUM
                                           $125,000 SPECIFIED AMOUNT
                                             DEATH BENEFIT OPTION 2
                             LIFE INSURANCE QUALIFICATION TEST - CASH VALUE ACCUMULATION

                                       USING CURRENT COST OF INSURANCE RATES

                                 0% Hypothetical                    6% Hypothetical                    12% Hypothetical
                             Gross Investment Return            Gross Investment Return            Gross Investment Return
End of     Premiums       Policy     Net Cash    Death      Policy     Net Cash     Death      Policy       Net Cash   Death
Policy    Accumulated     Value     Surrender   Benefit     Value     Surrender    Benefit     Value     Surrender    Benefit
 Year        at 5%                    Value                             Value                              Value
          Interest Per
             Year
   1         1,575          802           -     125,000       868            -     125,000        934            -    125,000
   2         3,229        1,595         608     125,000      1,778          791    125,000      1,969          982    125,000
   3         4,965        2,380       1,393     125,000      2,732        1,746    125,000      3,117        2,130    125,000
   4         6,788        3,157       2,170     125,000      3,735        2,748    125,000      4,391        3,405    125,000
   5         8,703        3,929       2,942     125,000      4,791        3,804    125,000      5,808        4,822    125,000
   6        10,713        4,696       3,709     125,000      5,902        4,915    125,000      7,384        6,397    125,000
   7        12,824        5,461       4,474     125,000      7,073        6,087    125,000      9,137        8,151    125,000
   8        15,040        6,225       5,435     125,000      8,310        7,521    125,000     11,090       10,300    125,000
   9        17,367        6,988       6,396     125,000      9,616        9,024    125,000     13,264       12,672    125,000
  10        19,810        7,756       7,361     125,000     10,999       10,604    125,000     15,687       15,293    125,000
  15        33,986       12,240      12,240     125,000     19,921       19,921    125,000     33,501       33,501    125,000
  20        52,079       15,646      15,646     125,000     30,397       30,397    125,000     62,672       62,672    125,000
  25        75,170       17,689      17,689     125,000     42,699       42,699    125,000    110,933      110,933    189,954
  30       104,641       17,470      17,470     125,000     56,947       56,947    125,000    189,197      189,197    285,992

(1)  Assumes that no policy loans have been made.
(2) Current values reflect current cost of insurance rates, a monthly administrative charge of $8.00 in all years, a mortality and expense risk asset charge of 0.45% of account value up to $50,000 and 0.15% of account value over $50,000 and a mortality and expense risk face amount charge as shown in Appendix C of this prospectus.
(3) New investment returns are calculated as the hypothetical gross investment returns less all charges and deductions shown in the prospectus.
(4) Assumes that the premium is paid at the beginning of each policy year. Values would be different if the premiums are paid with a different frequency or in different amounts.

The hypothetical investment rates of return shown above and elsewhere in this Prospectus are illustrative only and should not be deemed a representation of past or future investment rates of return. Actual rates of return may be more or less than those shown and will depend on a number of factors including the investment allocations made by an owner, prevailing rates and rates of inflation. The death benefit and cash value for a policy would be different from those shown if the actual rates of return averaged 0%, 6% or 12% over a period of years but also fluctuated above or below those averages for individual policy years. No representation can be made by the company or the fund that these hypothetical rates of return can be achieved for any one year or sustained over any period of time.

Illustration of Policy Values
Penn Mutual Life Insurance Company

Female Issue Age: 45                                                                                                Non-Tobacco
                                                $2,100 ANNUAL PREMIUM
                                              $125,000 SPECIFIED AMOUNT
                                                DEATH BENEFIT OPTION 2
                               LIFE INSURANCE QUALIFICATION TEST - CASH VALUE ACCUMULATION

                                          USING CURRENT COST OF INSURANCE RATES

                                  0% Hypothetical                    6% Hypothetical                    12% Hypothetical
                              Gross Investment Return            Gross Investment Return            Gross Investment Return
End of       Premiums      Policy     Net Cash     Death      Policy      Net Cash    Death      Policy     Net Cash    Death
Policy     Accumulated      Value     Surrender   Benefit     Value     Surrender    Benefit     Value     Surrender   Benefit
  Year        at 5%                     Value                             Value                              Value
           Interest Per
               Year
   1          2,205       1,362         375    126,362      1,461           474     126,461      1,561          574    126,561
   2          4,520       2,705       1,718    127,705      2,990         2,003     127,990      3,287        2,301    128,287
   3          6,951       4,031       3,044    129,031      4,590         3,603     129,590      5,197        4,210    130,197
   4          9,504       5,340       4,353    130,340      6,265         5,278     131,265      7,311        6,325    132,311
   5         12,184       6,635       5,648    131,635      8,022         7,035     133,022      9,654        8,667    134,654
   6         14,998       7,916       6,929    132,916      9,865         8,878     134,865     12,249       11,262    137,249
   7         17,953       9,187       8,200    134,187     11,799        10,812     136,799     15,127       14,140    140,127
   8         21,056      10,448       9,659    135,448     13,832        13,042     138,832     18,319       17,530    143,319
   9         24,314      11,702      11,110    136,702     15,968        15,376     140,968     21,860       21,268    146,860
  10         27,734      12,953      12,558    137,953     18,218        17,823     143,218     25,793       25,398    150,793
  15         47,581      19,712      19,712    144,712     32,038        32,038     157,038     53,766       53,766    178,766
  20         72,910      25,089      25,089    150,089     48,305        48,305     173,305     99,354       99,354    224,354
  25        105,238      28,726      28,726    153,726     67,276        67,276     192,276    174,257      174,257    299,257
  30        146,498      29,593      29,593    154,593     88,558        88,558     213,558    296,420      296,420    448,072

(1)  Assumes that no policy loans have been made.
(2) Current values reflect current cost of insurance rates, a monthly administrative charge of $8.00 in all years, a mortality and expense risk asset charge of 0.45% of account value up to $50,000 and 0.15% of account value over $50,000 and a mortality and expense risk face amount charge as shown in Appendix C of this prospectus.
(3) New investment returns are calculated as the hypothetical gross investment returns less all charges and deductions shown in the prospectus.
(4) Assumes that the premium is paid at the beginning of each policy year. Values would be different if the premiums are paid with a different frequency or in different amounts.

The hypothetical investment rates of return shown above and elsewhere in this Prospectus are illustrative only and should not be deemed a representation of past or future investment rates of return. Actual rates of return may be more or less than those shown and will depend on a number of factors including the investment allocations made by an owner, prevailing rates and rates of inflation. The death benefit and cash value for a policy would be different from those shown if the actual rates of return averaged 0%, 6% or 12% over a period of years but also fluctuated above or below those averages for individual policy years. No representation can be made by the company or the fund that these hypothetical rates of return can be achieved for any one year or sustained over any period of time.

Illustration of Policy Values
Penn Mutual Life Insurance Company

Male Issue Age: 35                                                                                                Non-Tobacco
                                                  $750 ANNUAL PREMIUM
                                                $75,000 SPECIFIED AMOUNT
                                                  DEATH BENEFIT OPTION 1
                                  LIFE INSURANCE QUALIFICATION TEST - GUIDELINE PREMIUM

                                        USING GUARANTEED COST OF INSURANCE RATES

                                 0% Hypothetical                    6% Hypothetical                    12% Hypothetical
                             Gross Investment Return            Gross Investment Return            Gross Investment Return
End of     Premiums     Policy      Net Cash     Death      Policy     Net Cash     Death      Policy     Net Cash      Death
Policy    Accumulated   Value       Surrender    Benefit    Value     Surrender    Benefit     Value      Surrender    Benefit
  Year       at 5%                    Value                              Value                              Value
          Interest Per
             Year
   1           788        336            -      75,000        366            -     75,000         396            -     75,000
   2         1,614        662           199     75,000        743          281     75,000         829          366     75,000
   3         2,483        975           513     75,000      1,130          667     75,000       1,299          837     75,000
   4         3,394      1,276           814     75,000      1,526        1,063     75,000       1,810        1,348     75,000
   5         4,351      1,563         1,101     75,000      1,930        1,468     75,000       2,365        1,903     75,000
   6         5,357      1,836         1,374     75,000      2,343        1,880     75,000       2,969        2,506     75,000
   7         6,412      2,092         1,630     75,000      2,761        2,299     75,000       3,623        3,161     75,000
   8         7,520      2,333         1,963     75,000      3,187        2,817     75,000       4,335        3,965     75,000
   9         8,683      2,555         2,278     75,000      3,617        3,340     75,000       5,108        4,830     75,000
  10         9,905      2,760         2,575     75,000      4,053        3,868     75,000       5,949        5,764     75,000
  15        16,993      4,029         4,029     75,000      6,920        6,920     75,000      12,171       12,171     75,000
  20        26,039      4,540         4,540     75,000      9,819        9,819     75,000      21,865       21,865     75,000
  25        37,585      3,775         3,775     75,000     12,242       12,242     75,000      37,227       37,227     75,000
  30        52,321        866           866     75,000     13,289       13,289     75,000      62,776       62,776     76,587

(1)  Assumes that no policy loans have been made.
(2) Current values reflect current cost of insurance rates, a monthly administrative charge of $9.00 in all years, a mortality and expense risk asset charge of 0.60% of account value up to $50,000 and 0.30% of account value over $50,000 and a mortality and expense risk face amount charge as shown in Appendix C of this prospectus.
(3) New investment returns are calculated as the hypothetical gross investment returns less all charges and deductions shown in the prospectus.
(4) Assumes that the premium is paid at the beginning of each policy year. Values would be different if the premiums are paid with a different frequency or in different amounts.

The hypothetical investment rates of return shown above and elsewhere in this Prospectus are illustrative only and should not be deemed a representation of past or future investment rates of return. Actual rates of return may be more or less than those shown and will depend on a number of factors including the investment allocations made by an owner, prevailing rates and rates of inflation. The death benefit and cash value for a policy would be different from those shown if the actual rates of return averaged 0%, 6% or 12% over a period of years but also fluctuated above or below those averages for individual policy years. No representation can be made by the company or the fund that these hypothetical rates of return can be achieved for any one year or sustained over any period of time.

Illustration of Policy Values
Penn Mutual Life Insurance Company

Male Issue Age: 35                                                                                                 Non-Tobacco
                                                $1,200 ANNUAL PREMIUM
                                               $75,000 SPECIFIED AMOUNT
                                                DEATH BENEFIT OPTION 2
                                  LIFE INSURANCE QUALIFICATION TEST - GUIDELINE PREMIUM

                                      USING GUARANTEED COST OF INSURANCE RATES

                                  0% Hypothetical                    6% Hypothetical                   12% Hypothetical
                              Gross Investment Return            Gross Investment Return            Gross Investment Return
End of       Premiums      Policy     Net Cash   Death      Policy      Net Cash   Death      Policy      Net Cash      Death
Policy     Accumulated      Value     Surrender  Benefit     Value     Surrender   Benefit     Value     Surrender     Benefit
 Year         at 5%                     Value                             Value                             Value
           Interest Per
               Year
   1          1,260         745        283      75,745        800         338     75,800         855          393      75,855
   2          2,583       1,474      1,011      76,474      1,630       1,168     76,630       1,794        1,331      76,794
   3          3,972       2,184      1,721      77,184      2,490       2,027     77,490       2,822        2,360      77,822
   4          5,431       2,875      2,412      77,875      3,379       2,916     78,379       3,949        3,487      78,949
   5          6,962       3,545      3,083      78,545      4,298       3,835     79,298       5,183        4,721      80,183
   6          8,570       4,195      3,732      79,195      5,246       4,783     80,246       6,535        6,072      81,535
   7         10,259       4,822      4,359      79,822      6,224       5,761     81,224       8,013        7,551      83,013
   8         12,032       5,426      5,056      80,426      7,232       6,862     82,232       9,633        9,263      84,633
   9         13,893       6,006      5,729      81,006      8,269       7,992     83,269      11,406       11,129      86,406
  10         15,848       6,563      6,378      81,563      9,338       9,153     84,338      13,349       13,163      88,349
  15         27,189       9,486      9,486      84,486     15,767      15,767     90,767      26,962       26,962     101,962
  20         41,663      11,471     11,471      86,471     22,946      22,946     97,946      48,413       48,413     123,413
  25         60,136      12,001     12,001      87,001     30,390      30,390    105,390      82,248       82,248     157,248
  30         83,713      10,297     10,297      85,297     37,158      37,158    112,158     135,897      135,897     210,897

(1)  Assumes that no policy loans have been made.
(2) Current values reflect current cost of insurance rates, a monthly administrative charge of $9.00 in all years, a mortality and expense risk asset charge of 0.60% of account value up to $50,000 and 0.30% of account value over $50,000 and a mortality and expense risk face amount charge as shown in Appendix C of this prospectus.
(3) New investment returns are calculated as the hypothetical gross investment returns less all charges and deductions shown in the prospectus.
(4) Assumes that the premium is paid at the beginning of each policy year. Values would be different if the premiums are paid with a different frequency or in different amounts.

The hypothetical investment rates of return shown above and elsewhere in this Prospectus are illustrative only and should not be deemed a representation of past or future investment rates of return. Actual rates of return may be more or less than those shown and will depend on a number of factors including the investment allocations made by an owner, prevailing rates and rates of inflation. The death benefit and cash value for a policy would be different from those shown if the actual rates of return averaged 0%, 6% or 12% over a period of years but also fluctuated above or below those averages for individual policy years. No representation can be made by the company or the fund that these hypothetical rates of return can be achieved for any one year or sustained over any period of time.

Illustration of Policy Values
Penn Mutual Life Insurance Company

Male Issue Age: 35                                                                               Non-Tobacco
                                                     $750 ANNUAL PREMIUM
                                                   $75,000 SPECIFIED AMOUNT
                                                    DEATH BENEFIT OPTION 1
                                 LIFE INSURANCE QUALIFICATION TEST - CASH VALUE ACCUMULATION

                                           USING GUARANTEED COST OF INSURANCE RATES

                                  0% Hypothetical                    6% Hypothetical                    12% Hypothetical
                              Gross Investment Return            Gross Investment Return            Gross Investment Return
End of       Premiums       Policy     Net Cash    Death      Policy     Net Cash     Death      Policy      Net Cash    Death
Policy     Accumulated      Value     Surrender   Benefit     Value     Surrender    Benefit     Value     Surrender    Benefit
  Year        at 5%                     Value                             Value                              Value
           Interest Per
               Year
   1            788         336           -     75,000        366            -        75,000        396           -      75,000
   2          1,614         662         199     75,000        743          281        75,000        829         366      75,000
   3          2,483         975         513     75,000      1,130          667        75,000      1,299         837      75,000
   4          3,394       1,276         814     75,000      1,526        1,063        75,000      1,810       1,348      75,000
   5          4,351       1,563       1,101     75,000      1,930        1,468        75,000      2,365       1,903      75,000
   6          5,357       1,836       1,374     75,000      2,343        1,880        75,000      2,969       2,506      75,000
   7          6,412       2,092       1,630     75,000      2,761        2,299        75,000      3,623       3,161      75,000
   8          7,520       2,333       1,963     75,000      3,187        2,817        75,000      4,335       3,965      75,000
   9          8,683       2,555       2,278     75,000      3,617        3,340        75,000      5,108       4,830      75,000
  10          9,905       2,760       2,575     75,000      4,053        3,868        75,000      5,949       5,764      75,000
  15         16,993       4,029       4,029     75,000      6,920        6,920        75,000     12,171      12,171      75,000
  20         26,039       4,540       4,540     75,000      9,819        9,819        75,000     21,865      21,865      75,000
  25         37,585       3,775       3,775     75,000     12,242       12,242        75,000     37,227      37,227      75,000
  30         52,321         866         866     75,000     13,289       13,289        75,000     61,257      61,257     107,867

(1)  Assumes that no policy loans have been made.
(2) Current values reflect current cost of insurance rates, a monthly administrative charge of $9.00 in all years, a mortality and expense risk asset charge of 0.60% of account value up to $50,000 and 0.30% of account value over $50,000 and a mortality and expense risk face amount charge as shown in Appendix C of this prospectus.
(3) New investment returns are calculated as the hypothetical gross investment returns less all charges and deductions shown in the prospectus.
(4) Assumes that the premium is paid at the beginning of each policy year. Values would be different if the premiums are paid with a different frequency or in different amounts.

The hypothetical investment rates of return shown above and elsewhere in this Prospectus are illustrative only and should not be deemed a representation of past or future investment rates of return. Actual rates of return may be more or less than those shown and will depend on a number of factors including the investment allocations made by an owner, prevailing rates and rates of inflation. The death benefit and cash value for a policy would be different from those shown if the actual rates of return averaged 0%, 6% or 12% over a period of years but also fluctuated above or below those averages for individual policy years. No representation can be made by the company or the fund that these hypothetical rates of return can be achieved for any one year or sustained over any period of time.

Illustration of Policy Values
Penn Mutual Life Insurance Company

Male Issue Age: 35                                                                               Non-Tobacco
                                                    $1,200 ANNUAL PREMIUM
                                                   $75,000 SPECIFIED AMOUNT
                                                    DEATH BENEFIT OPTION 2
                                 LIFE INSURANCE QUALIFICATION TEST - CASH VALUE ACCUMULATION

                                           USING GUARANTEED COST OF INSURANCE RATES

                                   0% Hypothetical                    6% Hypothetical                   12% Hypothetical
                               Gross Investment Return            Gross Investment Return           Gross Investment Return
End of       Premiums    Policy       Net Cash      Death    Policy      Net Cash    Death      Policy      Net Cash    Death
Policy     Accumulated   Value       Surrender     Benefit   Value       Surrender   Benefit    Value      Surrender   Benefit
  Year        at 5%                    Value                               Value                             Value
           Interest Per
               Year
    1          1,260        745          283      75,745        800         338     75,800        855          393     75,855
    2          2,583      1,474        1,011      76,474      1,630       1,168     76,630      1,794        1,331     76,794
    3          3,972      2,184        1,721      77,184      2,490       2,027     77,490      2,822        2,360     77,822
    4          5,431      2,875        2,412      77,875      3,379       2,916     78,379      3,949        3,487     78,949
    5          6,962      3,545        3,083      78,545      4,298       3,835     79,298      5,183        4,721     80,183
    6          8,570      4,195        3,732      79,195      5,246       4,783     80,246      6,535        6,072     81,535
    7         10,259      4,822        4,359      79,822      6,224       5,761     81,224      8,013        7,551     83,013
    8         12,032      5,426        5,056      80,426      7,232       6,862     82,232      9,633        9,263     84,633
    9         13,893      6,006        5,729      81,006      8,269       7,992     83,269     11,406       11,129     86,406
   10         15,848      6,563        6,378      81,563      9,338       9,153     84,338     13,349       13,163     88,349
   15         27,189      9,486        9,486      84,486     15,767      15,767     90,767     26,962       26,962    101,962
   20         41,663     11,471       11,471      86,471     22,946      22,946     97,946     48,413       48,413    123,413
   25         60,136     12,001       12,001      87,001     30,390      30,390    105,390     82,178       82,178    165,551
   30         83,713     10,297       10,297      85,297     37,158      37,158    112,158    134,244      134,244    236,390

(1)  Assumes that no policy loans have been made.
(2) Current values reflect current cost of insurance rates, a monthly administrative charge of $9.00 in all years, a mortality and expense risk asset charge of 0.60% of account value up to $50,000 and 0.30% of account value over $50,000 and a mortality and expense risk face amount charge as shown in Appendix C of this prospectus.
(3) New investment returns are calculated as the hypothetical gross investment returns less all charges and deductions shown in the prospectus.
(4) Assumes that the premium is paid at the beginning of each policy year. Values would be different if the premiums are paid with a different frequency or in different amounts.

The hypothetical investment rates of return shown above and elsewhere in this Prospectus are illustrative only and should not be deemed a representation of past or future investment rates of return. Actual rates of return may be more or less than those shown and will depend on a number of factors including the investment allocations made by an owner, prevailing rates and rates of inflation. The death benefit and cash value for a policy would be different from those shown if the actual rates of return averaged 0%, 6% or 12% over a period of years but also fluctuated above or below those averages for individual policy years. No representation can be made by the company or the fund that these hypothetical rates of return can be achieved for any one year or sustained over any period of time.

Illustration of Policy Values
Penn Mutual Life Insurance Company

Female Issue Age: 45                                                                    Non-Tobacco
                                                    $1,500 ANNUAL PREMIUM
                                                  $125,000 SPECIFIED AMOUNT
                                                    DEATH BENEFIT OPTION 1
                                    LIFE INSURANCE QUALIFICATION TEST - GUIDELINE PREMIUM

                                           USING GUARANTEED COST OF INSURANCE RATES

                                  0% Hypothetical                    6% Hypothetical                    12% Hypothetical
                              Gross Investment Return            Gross Investment Return            Gross Investment Return
End of       Premiums    Policy       Net Cash    Death      Policy      Net Cash     Death    Policy      Net Cash      Death
Policy     Accumulated   Value       Surrender   Benefit     Value      Surrender    Benefit   Value       Surrender    Benefit
  Year        at 5%                    Value                              Value                              Value
           Interest Per
               Year
    1          1,575        670            -    125,000        731           -     125,000        791              -     125,000
    2          3,229      1,308          321    125,000      1,471         484     125,000      1,642            655     125,000
    3          4,965      1,913          926    125,000      2,220       1,233     125,000      2,557          1,570     125,000
    4          6,788      2,481        1,494    125,000      2,976       1,989     125,000      3,540          2,553     125,000
    5          8,703      3,013        2,026    125,000      3,737       2,751     125,000      4,598          3,611     125,000
    6         10,713      3,505        2,518    125,000      4,501       3,514     125,000      5,736          4,749     125,000
    7         12,824      3,954        2,968    125,000      5,265       4,278     125,000      6,960          5,973     125,000
    8         15,040      4,358        3,568    125,000      6,024       5,234     125,000      8,275          7,485     125,000
    9         17,367      4,708        4,116    125,000      6,772       6,179     125,000      9,684          9,092     125,000
   10         19,810      5,006        4,611    125,000      7,507       7,112     125,000     11,200         10,805     125,000
   15         33,986      6,765        6,765    125,000     12,215      12,215     125,000     22,303         22,303     125,000
   20         52,079      6,653        6,653    125,000     16,367      16,367     125,000     39,350         39,350     125,000
   25         75,170      2,845        2,845    125,000     18,000      18,000     125,000     65,945         65,945     125,000
   30        104,641          -            -          -     13,937      13,937     125,000    111,627        111,627     125,000


(1)  Assumes that no policy loans have been made.
(2) Current values reflect current cost of insurance rates, a monthly administrative charge of $9.00 in all years, a mortality and expense risk asset charge of 0.60% of account value up to $50,000 and 0.30% of account value over $50,000 and a mortality and expense risk face amount charge as shown in Appendix C of this prospectus.
(3) New investment returns are calculated as the hypothetical gross investment returns less all charges and deductions shown in the prospectus.
(4) Assumes that the premium is paid at the beginning of each policy year. Values would be different if the premiums are paid with a different frequency or in different amounts.

The hypothetical investment rates of return shown above and elsewhere in this Prospectus are illustrative only and should not be deemed a representation of past or future investment rates of return. Actual rates of return may be more or less than those shown and will depend on a number of factors including the investment allocations made by an owner, prevailing rates and rates of inflation. The death benefit and cash value for a policy would be different from those shown if the actual rates of return averaged 0%, 6% or 12% over a period of years but also fluctuated above or below those averages for individual policy years. No representation can be made by the company or the fund that these hypothetical rates of return can be achieved for any one year or sustained over any period of time.

Illustration of Policy Values
Penn Mutual Life Insurance Company

Female Issue Age: 45                                                                    Non-Tobacco
                                                    $2,100 ANNUAL PREMIUM
                                                  $125,000 SPECIFIED AMOUNT
                                                    DEATH BENEFIT OPTION 2
                                    LIFE INSURANCE QUALIFICATION TEST - GUIDELINE PREMIUM

                                           USING GUARANTEED COST OF INSURANCE RATES

                                  0% Hypothetical                    6% Hypothetical                    12% Hypothetical
                              Gross Investment Return            Gross Investment Return            Gross Investment Return
End of       Premiums    Policy       Net Cash     Death     Policy      Net Cash     Death      Policy    Net Cash      Death
Policy     Accumulated   Value       Surrender    Benefit    Value      Surrender    Benefit     Value     Surrender    Benefit
  Year        at 5%                    Value                              Value                              Value
           Interest Per
               Year
    1          2,205      1,214          227    126,214      1,307         320        126,307      1,401         414     126,401
    2          4,520      2,386        1,399    127,386      2,648       1,661        127,648      2,922       1,935     127,922
    3          6,951      3,514        2,527    128,514      4,021       3,035        129,021      4,574       3,587     129,574
    4          9,504      4,595        3,609    129,595      5,426       4,439        130,426      6,368       5,381     131,368
    5         12,184      5,631        4,644    130,631      6,863       5,876        131,863      8,316       7,329     133,316
    6         14,998      6,615        5,628    131,615      8,327       7,340        133,327     10,431       9,444     135,431
    7         17,953      7,547        6,560    132,547      9,818       8,831        134,818     12,727      11,740     137,727
    8         21,056      8,422        7,632    133,422     11,331      10,542        136,331     15,217      14,428     140,217
    9         24,314      9,234        8,642    134,234     12,861      12,269        137,861     17,915      17,323     142,915
   10         27,734      9,982        9,587    134,982     14,406      14,011        139,406     20,840      20,445     145,840
   15         47,581     13,819       13,819    138,819     23,581      23,581        148,581     41,193      41,193     166,193
   20         72,910     15,494       15,494    140,494     32,862      32,862        157,862     72,362      72,362     197,362
   25        105,238     13,271       13,271    138,271     40,091      40,091        165,091    119,394     119,394     244,394
   30        146,498      5,077        5,077    130,077     42,111      42,111        167,111    189,974     189,974     314,974


(1)  Assumes that no policy loans have been made.
(2) Current values reflect current cost of insurance rates, a monthly administrative charge of $9.00 in all years, a mortality and expense risk asset charge of 0.60% of account value up to $50,000 and 0.30% of account value over $50,000 and a mortality and expense risk face amount charge as shown in Appendix C of this prospectus.
(3) New investment returns are calculated as the hypothetical gross investment returns less all charges and deductions shown in the prospectus.
(4) Assumes that the premium is paid at the beginning of each policy year. Values would be different if the premiums are paid with a different frequency or in different amounts.

The hypothetical investment rates of return shown above and elsewhere in this Prospectus are illustrative only and should not be deemed a representation of past or future investment rates of return. Actual rates of return may be more or less than those shown and will depend on a number of factors including the investment allocations made by an owner, prevailing rates and rates of inflation. The death benefit and cash value for a policy would be different from those shown if the actual rates of return averaged 0%, 6% or 12% over a period of years but also fluctuated above or below those averages for individual policy years. No representation can be made by the company or the fund that these hypothetical rates of return can be achieved for any one year or sustained over any period of time.

Illustration of Policy Values
Penn Mutual Life Insurance Company

Female Issue Age: 45                                                                    Non-Tobacco
                                                    $1,500 ANNUAL PREMIUM
                                                  $125,000 SPECIFIED AMOUNT
                                                    DEATH BENEFIT OPTION 1
                                 LIFE INSURANCE QUALIFICATION TEST - CASH VALUE ACCUMULATION

                                           USING GUARANTEED COST OF INSURANCE RATES

                                  0% Hypothetical                    6% Hypothetical                   12% Hypothetical
                              Gross Investment Return            Gross Investment Return           Gross Investment Return
End of       Premiums    Policy       Net Cash    Death      Policy      Net Cash   Death      Policy      Net Cash    Death
Policy     Accumulated   Value       Surrender   Benefit     Value     Surrender   Benefit     Value     Surrender    Benefit
  Year        at 5%                    Value                              Value                             Value
           Interest Per
               Year
    1          1,575        670            -    125,000        731           -      125,000        791            -    125,000
    2          3,229      1,308          321    125,000      1,471         484      125,000      1,642          655    125,000
    3          4,965      1,913          926    125,000      2,220       1,233      125,000      2,557        1,570    125,000
    4          6,788      2,481        1,494    125,000      2,976       1,989      125,000      3,540        2,553    125,000
    5          8,703      3,013        2,026    125,000      3,737       2,751      125,000      4,598        3,611    125,000
    6         10,713      3,505        2,518    125,000      4,501       3,514      125,000      5,736        4,749    125,000
    7         12,824      3,954        2,968    125,000      5,265       4,278      125,000      6,960        5,973    125,000
    8         15,040      4,358        3,568    125,000      6,024       5,234      125,000      8,275        7,485    125,000
    9         17,367      4,708        4,116    125,000      6,772       6,179      125,000      9,684        9,092    125,000
   10         19,810      5,006        4,611    125,000      7,507       7,112      125,000     11,200       10,805    125,000
   15         33,986      6,765        6,765    125,000     12,215      12,215      125,000     22,303       22,303    125,000
   20         52,079      6,653        6,653    125,000     16,367      16,367      125,000     39,350       39,350    125,000
   25         75,170      2,845        2,845    125,000     18,000      18,000      125,000     65,945       65,945    125,000
   30        104,641          -            -          -     13,937      13,937      125,000    109,233      109,233    165,118

(1)  Assumes that no policy loans have been made.
(2) Current values reflect current cost of insurance rates, a monthly administrative charge of $9.00 in all years, a mortality and expense risk asset charge of 0.60% of account value up to $50,000 and 0.30% of account value over $50,000 and a mortality and expense risk face amount charge as shown in Appendix C of this prospectus.
(3) New investment returns are calculated as the hypothetical gross investment returns less all charges and deductions shown in the prospectus.
(4) Assumes that the premium is paid at the beginning of each policy year. Values would be different if the premiums are paid with a different frequency or in different amounts.

The hypothetical investment rates of return shown above and elsewhere in this Prospectus are illustrative only and should not be deemed a representation of past or future investment rates of return. Actual rates of return may be more or less than those shown and will depend on a number of factors including the investment allocations made by an owner, prevailing rates and rates of inflation. The death benefit and cash value for a policy would be different from those shown if the actual rates of return averaged 0%, 6% or 12% over a period of years but also fluctuated above or below those averages for individual policy years. No representation can be made by the company or the fund that these hypothetical rates of return can be achieved for any one year or sustained over any period of time.

Illustration of Policy Values
Penn Mutual Life Insurance Company

Female Issue Age: 45                                                                    Non-Tobacco
                                                    $2,100 ANNUAL PREMIUM
                                                  $125,000 SPECIFIED AMOUNT
                                                    DEATH BENEFIT OPTION 2
                                 LIFE INSURANCE QUALIFICATION TEST - CASH VALUE ACCUMULATION

                                           USING GUARANTEED COST OF INSURANCE RATES

                                  0% Hypothetical                    6% Hypothetical                   12% Hypothetical
                              Gross Investment Return            Gross Investment Return            Gross Investment Return
End of       Premiums    Policy       Net Cash    Death      Policy       Net Cash     Death      Policy     Net Cash    Death
Policy     Accumulated   Value       Surrender   Benefit     Value       Surrender    Benefit     Value     Surrender   Benefit
  Year        at 5%                    Value                              Value                               Value
           Interest Per
               Year
    1          2,205      1,214          227    126,214      1,307          320       126,307      1,401         414    126,401
    2          4,520      2,386        1,399    127,386      2,648        1,661       127,648      2,922       1,935    127,922
    3          6,951      3,514        2,527    128,514      4,021        3,035       129,021      4,574       3,587    129,574
    4          9,504      4,595        3,609    129,595      5,426        4,439       130,426      6,368       5,381    131,368
    5         12,184      5,631        4,644    130,631      6,863        5,876       131,863      8,316       7,329    133,316
    6         14,998      6,615        5,628    131,615      8,327        7,340       133,327     10,431       9,444    135,431
    7         17,953      7,547        6,560    132,547      9,818        8,831       134,818     12,727      11,740    137,727
    8         21,056      8,422        7,632    133,422     11,331       10,542       136,331     15,217      14,428    140,217
    9         24,314      9,234        8,642    134,234     12,861       12,269       137,861     17,915      17,323    142,915
   10         27,734      9,982        9,587    134,982     14,406       14,011       139,406     20,840      20,445    145,840
   15         47,581     13,819       13,819    138,819     23,581       23,581       148,581     41,193      41,193    166,193
   20         72,910     15,494       15,494    140,494     32,862       32,862       157,862     72,362      72,362    197,362
   25        105,238     13,271       13,271    138,271     40,091       40,091       165,091    119,394     119,394    244,394
   30        146,498      5,077        5,077    130,077     42,111       42,111       167,111    189,974     189,974    314,974

(1)  Assumes that no policy loans have been made.
(2) Current values reflect current cost of insurance rates, a monthly administrative charge of $9.00 in all years, a mortality and expense risk asset charge of 0.60% of account value up to $50,000 and 0.30% of account value over $50,000 and a mortality and expense risk face amount charge as shown in Appendix C of this prospectus.
(3) New investment returns are calculated as the hypothetical gross investment returns less all charges and deductions shown in the prospectus.
(4) Assumes that the premium is paid at the beginning of each policy year. Values would be different if the premiums are paid with a different frequency or in different amounts.

The hypothetical investment rates of return shown above and elsewhere in this Prospectus are illustrative only and should not be deemed a representation of past or future investment rates of return. Actual rates of return may be more or less than those shown and will depend on a number of factors including the investment allocations made by an owner, prevailing rates and rates of inflation. The death benefit and cash value for a policy would be different from those shown if the actual rates of return averaged 0%, 6% or 12% over a period of years but also fluctuated above or below those averages for individual policy years. No representation can be made by the company or the fund that these hypothetical rates of return can be achieved for any one year or sustained over any period of time.

ADDITIONAL INFORMATION


         This section of the prospectus provides information about Penn Mutual, Penn Mutual Variable Life Account I, the investment funds and the Policy.

Contents of this Section                                                                                     Page
-----------------------------------------------------------------------------------------------------------------

         The Penn Mutual Life Insurance Company................................................................42

         Penn Mutual Variable Life Account I...................................................................42

         The Funds.............................................................................................43

         More Information About Policy Values..................................................................45

         Federal Income Tax Considerations.....................................................................47

         Sale of Policies......................................................................................50

         Penn Mutual Trustees and Officers.....................................................................50

         State Regulation......................................................................................52

         Additional Information................................................................................53

         Experts...............................................................................................53

         Litigation............................................................................................53

         Independent Auditors..................................................................................53

         Legal Matters.........................................................................................53

         Financial Statements..................................................................................53

         APPENDIX A...........................................................................................A-1

         -        Sample Minimum Initial Premiums

         APPENDIX B...........................................................................................B-1

         -        Current and Guaranteed Mortality and Expense Risk Face Amounts Charges


         APPENDIX C...........................................................................................C-1

         -        Guaranteed Mortality and Expense Risk Face Amount Charges-Supplemental Term
                  Insurance Rider

         APPENDIX D...........................................................................................D-1

         -        Sample Applicable Percentages Under the Cash Value Accumulation Life Insurance
                  Qualification Test



The Penn Mutual Life Insurance Company

         Penn Mutual is a Pennsylvania mutual life insurance company. We were chartered in 1847 and have been continuously engaged in the life insurance business since that date. We are authorized to sell insurance in all 50 states and the District of Columbia. Our corporate headquarters are located at 600 Dresher Road, Horsham, Pennsylvania, 19044, a suburb of Philadelphia. Our mailing address is The Penn Mutual Life Insurance Company, Philadelphia, Pennsylvania, 19172.

Penn Mutual Variable Life Account I

         We established Penn Mutual Variable Life Account I (the "Separate Account") as a separate investment account under Pennsylvania law on January 27, 1987. The Separate Account is registered with the Securities and Exchange Commission (the "SEC") as a unit investment trust under the Investment Company Act of 1940 (the "1940 Act") and qualifies as a "separate account" within the meaning of the federal securities laws.

         Net premiums received under the Policy and under other variable life insurance policies are allocated to subaccounts of the Separate Account for investment in investment funds. They are allocated in accordance with instructions from Policy owners.

         Income, gains and losses, realized or unrealized, in a subaccount are credited or charged without regard to any other income, gains or losses of Penn Mutual. Assets equal to the reserves and other contract liabilities with respect to the investments held in each subaccount are not chargeable with liabilities arising out of any other business or account of Penn Mutual. If the assets exceed the required reserves and other liabilities, we may transfer the excess to our general account. We are obligated to pay all benefits provided under the policies.

         If investment in shares of a fund should no longer be possible or, if in our judgment, becomes inappropriate to the purposes of the policies, or, if in our judgment, investment in another fund is in the interest of owners, we may substitute another fund. No substitution may take place without notice to owners and prior approval of the SEC and insurance regulatory authorities, to the extent required by the 1940 Act and applicable law.

Voting Shares of  the Funds

         We are the legal owner of shares of the funds and as such have the right to vote on all matters submitted to shareholders of the funds. However, as required by law, we will vote shares held in the Separate Account at meetings of shareholders of the funds in accordance with instructions received from owners. Should the applicable federal securities laws, regulations or interpretations thereof change so as to permit us to vote shares of the funds in our own right, we may elect to do so.

         To obtain voting instructions from owners, before a meeting we will send owners voting instruction material, a voting instruction form and any other related material. The number of shares for which an owner may give voting instructions is currently determined by dividing the portion of the owner's policy value allocated to the Separate Account by the net asset value of one share of the applicable fund. Fractional votes will be counted. The number of votes for which an owner may give instructions will be determined as of a date chosen by Penn Mutual but not more than 90 days prior to the meeting of shareholders. Shares for which no timely instructions are received will be voted by Penn Mutual in the same proportion as those shares for which voting instructions are received.

         We may, if required by state insurance officials, disregard owner voting instructions if such instructions would require shares to be voted so as to cause a change in sub-classification or investment objectives of one or more of the funds, or to approve or disapprove an investment advisory agreement. In addition, we may under certain circumstances disregard voting instructions that would require changes in the investment Policy or investment adviser of one or more of the funds, provided that we reasonably disapprove of such changes in accordance with applicable federal regulations. If we ever disregard voting instructions, we will advise owners of that action and of our reasons for such action in the next semiannual report. Finally, we reserve the right to modify the manner in which we calculate the weight to be given to pass-through voting instructions where such a change is necessary to comply with current federal regulations or the current interpretation thereof.

The Funds

         Penn Series Funds, Inc., Neuberger Berman Advisors Management Trust, Fidelity Investments' Variable Insurance Products Fund, Fidelity Investments' Variable Insurance Products Fund II and Morgan Stanley's The Universal Institutional Funds, Inc. are each registered with the SEC as a diversified open-end management investment company under the 1940 Act. Each is a series-type mutual fund made up of different series or Funds.

         The investment objective of each of the Funds available as investment options under the Policy is set forth below. There is, of course, no assurance that these objectives will be met.

         Penn Series -- Money Market Fund -- preserve capital, maintain liquidity and achieve the highest possible level of current income consistent therewith.

         Penn Series -- Limited Maturity Bond Fund -- the highest current income consistent with low risk to principal and liquidity; total return is secondary.

         Penn Series -- Quality Bond Fund -- highest income over the long term consistent with the preservation of principal.

         Penn Series -- High Yield Bond Fund -- high current income.

         Penn Series -- Flexibly Managed Fund -- maximize total return (capital appreciation and income).

         Penn Series -- Growth Equity Fund -- long-term growth of capital and increase of future income.

         Penn Series -- Large Cap Value Fund (formerly, "Value Equity Fund") -- maximize total return (capital appreciation and income).

         Penn Series -- Index 500 Fund -- total return (income and capital appreciation) which corresponds to that of the Standard & Poor's Composite Index of 500 stocks.

         Penn Series -- Mid Cap Growth Fund -- maximize capital appreciation.

         Penn Series -- Mid Cap Value Fund -- growth of capital.

         Penn Series-- Emerging Growth Fund-- capital appreciation.

         Penn Series-- Small Cap Value Fund (formerly, "Small Capitalization Fund")-- capital appreciation

         Penn Series-- International Equity Fund-- capital appreciation.

         Neuberger Berman -- Balanced Portfolio -- long-term capital growth and reasonable current income without undue risk to principal.

         Fidelity Investments' VIP Fund -- Equity-Income Portfolio -- reasonable income by investing primarily in income-producing equity securities; in choosing these securities, the Fund will also consider the potential for capital appreciation; the Fund's goal is to achieve a yield which exceeds the composite yield on the securities comprising the Standard & Poor's 500 Composite Stock Price Index.

         Fidelity Investments' VIP Fund -- Growth Portfolio -- capital appreciation.

         Fidelity Investments' VIP Fund II -- Asset Manager Portfolio -- high total return with reduced risk over the long-term.

         Morgan Stanley's The Universal Institutional Funds, Inc. -- Emerging Markets Equity (International) Portfolio -- long term capital appreciation.

The Managers

         Independence Capital Management, Inc. ("Independence Capital Management"), a subsidiary of Penn Mutual, of Horsham, Pennsylvania, is investment adviser to each of the Penn Series Funds.

         T. Rowe Price Associates, Inc., of Baltimore, Maryland, is investment sub-adviser to the Penn Series Flexibly Managed Fund and Penn Series High Yield Bond Fund.

         Putnam Investment Management LLC of Boston, Massachusetts, is the investment sub-adviser to the Penn Series Large Cap Value Fund.

         Wells Capital Management Incorporated of San Francisco, California, is the sub-adviser to the Penn Series Index 500 Fund.

         Turner Investment Partners, Inc. of Berwyn, Pennsylvania, is the investment sub-adviser to the Penn Series Mid Cap Growth Fund.

         Neuberger Berman Management Inc., of New York, New York, is the investment sub-adviser to Penn Series Mid Cap Value Fund as well as the investment adviser to the series of Advisers Managers Trust underlying the Neuberger Berman Balanced Portfolio.

         RS Investment Management, Inc. (formerly Robertson Stephens Investment Management, Inc.), of San Francisco, California, is investment sub-adviser to the Penn Series Emerging Growth Fund.

         Royce & Associates, Inc., of New York, New York, is investment sub-adviser to the Penn Series Small Cap Value Fund.

         Vontobel USA Inc., of New York, New York, is the investment sub-adviser to the Penn Series International Equity Fund.

         Fidelity Management & Research Corporation ("FMR"), of Boston, Massachusetts, is the investment adviser to VIP Fund's Equity-Income Portfolio and Growth Portfolio and VIP Fund II's Asset Manager Portfolio. FMR utilizes the services of two subsidiaries on a sub-advisory basis for foreign securities investments for the Asset Manager Portfolio. These subsidiaries are Fidelity Management & Research (U.K.) Inc. and Fidelity Management & Research (Far East) Inc.

         Morgan Stanley Asset Management ("MSAM"), of New York, New York, is the investment adviser to the Emerging Markets Equity (International) Portfolio.

         Further information about the Funds is contained in the accompanying prospectuses, which you should read in conjunction with this prospectus.

         We have entered into agreements with Penn Series, Neuberger Berman, Fidelity Investments' VIP Fund, Fidelity Investments' VIP Fund II and Morgan Stanley's The Universal Institutional Funds governing the Separate Account's investment in those Funds. The advisers to Fidelity Investments' VIP Fund, Fidelity Investments' VIP Fund II and Morgan Stanley's The Universal Institutional Funds Portfolios, or their affiliates, compensate Penn Mutual for administrative and other services rendered in making shares of the portfolios available under the Policies.

         The shares of Penn Series, Neuberger Berman, Fidelity Investments' VIP Fund, Fidelity Investments' VIP Fund II and Morgan Stanley's The Universal Institutional Funds are sold not only to the Separate Account, but to other separate accounts of Penn Mutual that fund benefits under variable annuity policies. The shares of Neuberger Berman, Fidelity Investments' VIP Fund, Fidelity Investments' VIP Fund II and Morgan Stanley's The Universal Institutional Funds are also sold to separate accounts of other insurance companies, and may also be sold directly to qualified pension and retirement plans. It is conceivable that in the future it may become disadvantageous for both variable life and variable annuity Policy separate accounts (and also qualified pension and retirement plans) to invest in the same underlying mutual fund. Although neither we nor Penn Series, Neuberger Berman, Fidelity Investments' VIP Fund, Fidelity Investments' VIP Fund II or Morgan Stanley's The Universal Institutional Funds currently perceives or anticipates any such disadvantage, the Boards of Directors of Penn Series and Morgan Stanley's The Universal Institutional Funds, respectively, and the Boards of Trustees of Neuberger Berman, Fidelity Investments' VIP Fund and Fidelity Investments' VIP Fund II, respectively, will monitor events to determine whether any material conflict between variable annuity Policyowners and variable life Policyowners (and also qualified pension and retirement plans with respect to Neuberger Berman) arises.

         Material conflicts could result from such things as: (1) changes in state insurance laws; (2) changes in federal income tax law; (3) changes in the investment management of any Fund or of Penn Series, Neuberger Berman, Fidelity Investments' VIP Fund, Fidelity Investments' VIP Fund II and Morgan Stanley's The Universal Institutional Funds, respectively; or (4) differences between voting instructions given by variable annuity Policyowners and those given by variable life Policyowners. In the event of a material irreconcilable conflict, we will take the steps necessary to protect our variable annuity and variable life Policyowners. This could include discontinuance of investment in a Fund.

More Information About Policy Values

         On the policy date (the date from which policy years and monthly anniversaries are measured), the policy value is equal to the initial net premium. If the policy date and the policy issue date (the date the policy is issued) are the same day, the policy value is equal to the initial net premium, less the monthly deduction.

         On each valuation date (each day the New York Stock Exchange and our office are open for business) thereafter, the policy value is the aggregate of the Policy's variable account values and the fixed interest account value. The policy value will vary to reflect the variable account values, interest credited to the fixed interest account, policy charges, transfers, partial surrenders, policy loans and policy loan repayments.

Variable Account Values

           When you allocate an amount to a variable account investment option, either by net premium allocation or transfer, your Policy is credited with accumulation units. The number of accumulation units is determined by dividing the amount allocated to the variable account investment option by the variable account's accumulation unit value for the valuation period in which the allocation was made.

         The number of accumulation units credited to your Policy for a variable account investment option will increase when net premiums are allocated to the variable account, amounts are transferred to the variable account and loan repayments are credited to the variable account. The number of accumulation units will decrease when the allocated portion of the monthly deduction is taken from the variable account, a policy loan is taken from the variable account, an amount is transferred from the variable account or a partial surrender is made from the variable account (including the partial surrender charge).

Accumulation Unit Values

           An accumulation unit value varies to reflect the investment experience of the underlying investment fund in which the Policy is invested and the mortality and expense risk charge assessed against the investment, and may increase or decrease from one valuation date to the next. The accumulation unit value of each subaccount of the Separate Account that invests in a fund was arbitrarily set at $10 when the subaccount was established. For each valuation period after the date of establishment, the accumulation unit value is determined by multiplying the value of an accumulation unit for a subaccount for the prior valuation period by the net investment factor for the subaccount for the current valuation period.

Net Investment Factor

           The net investment factor is an index used to measure the investment performance of a subaccount from one valuation period to the next. It is based on the change in net asset value of the fund shares held by the subaccount, and reflects any dividend or capital gain distributions on fund shares.

Fixed Account Value

           On any valuation date, the fixed account value of a Policy is the total of all net premiums allocated to the fixed account, plus any amounts transferred to the fixed account, plus interest credited on such net premiums and transferred amounts, less the amount of any transfers from the fixed account, less the amount of any partial surrenders taken from the fixed account (including the partial surrender charges), and less the pro rata portion of the monthly deduction deducted from the fixed account. If there have been any policy loans, the fixed account value is further adjusted to reflect the amount in the special loan account, including transfers to and from the special loan account as loans are taken and repayments are made, and interest credited on the special loan account.

Net Policy Value

         The net policy value on a valuation date is the policy value less the amount of any policy loan on that date.

Cash Surrender Value

         The cash surrender value on a valuation date is the policy value reduced by any surrender charge that would be assessed if the Policy were surrendered on that date. The cash surrender value is used to calculate the loan value.

Net Cash Surrender Value

         The net cash surrender value on a valuation date is equal to the net policy value reduced by any surrender charge that would be imposed if the Policy were surrendered on that date. The net cash surrender value is used to calculate the amount available to you for full or partial surrenders.

Federal Income Tax Considerations

         The following summary provides a general description of the Federal income tax considerations associated with the Policy and does not purport to be complete or to cover all situations. This discussion is not intended as tax advice. Counsel or other competent tax advisors should be consulted for more complete information. This discussion is based on Penn Mutual's understanding of the present Federal income tax laws as they are currently interpreted by the Internal Revenue Service (the "IRS"). No representation is made as to the likelihood of continuation of the present Federal income tax laws or of the current interpretations by the IRS.

Tax Status of the Policy

         To qualify as a life insurance contract for federal income tax purposes, the Policy must meet the definition of a life insurance contract which is set forth in Section 7702 of the Internal Revenue Code of 1986, as amended (the "Code"). The manner in which Section 7702 should be applied to certain features of the Policy offered in this prospectus is not directly addressed by
Section 7702 or any guidance issued to date under Section 7702. Nevertheless, Penn Mutual believes it is reasonable to conclude that the Policy will meet the
Section 7702 definition of a life insurance contract. In the absence of final regulations or other pertinent interpretations of Section 7702, however, there is necessarily some uncertainty as to whether a Policy will meet the statutory life insurance contract definition, particularly if it insures a substandard risk. If a Policy were determined not to be a life insurance contract for purposes of Section 7702, such contract would not provide most of the tax advantages normally provided by a life insurance contract.

         If it is subsequently determined that a Policy does not satisfy Section 7702, we may take whatever steps that are appropriate and reasonable to comply with Section 7702. For these reasons, we reserve the right to restrict Policy transactions as necessary to attempt to qualify it as a life insurance contract under Section 7702.

         Section 817(h) of the Code requires that the investments of each subaccount of the Separate Account must be "adequately diversified" in accordance with Treasury regulations in order for the Policy to qualify as a life insurance contract under Section 7702 of the Code (discussed above). The Separate Account, through the funds, intends to comply with the diversification requirements prescribed in Treas. Reg. ss. 1.817-5, which affect how the funds' assets are to be invested. Penn Mutual believes that the Separate Account will thus meet the diversification requirement, and Penn Mutual will monitor continued compliance with this requirement.

         The IRS has stated in published rulings that a variable contract owner will be considered the owner of separate account assets if the contract owner possesses incidents of ownership in those assets, such as the ability to exercise investment control over the assets. In circumstances where the variable contract owner is considered the owner of separate account assets, income and gain from the assets would be includable in the variable contract owner's gross income. In connection with the issuance of regulations on the phrase "adequate diversification," the Treasury Department stated in 1986 that guidance would be given, by way of regulation or ruling, on the "extent to which Policyholders may direct their investments to particular subaccounts without being treated as owners of underlying assets." As of the date of this prospectus, no ruling or regulation has been issued addressing life insurance policies of the type described herein.

         The following discussion assumes that the Policy qualifies as a life insurance contract for federal income tax purposes.

         We believe that the proceeds and cash value increases of a Policy should be treated in a manner consistent with a fixed-benefit life insurance Policy for Federal income tax purposes. Thus, the death benefit under the Policy should be excludable from the gross income of the beneficiary under Section 101(a)(1) of the Code.

Modified Endowment Contracts

         The Internal Revenue Code establishes a class of life insurance contracts designated as "modified endowment contracts," which applies to Policies entered into or materially changed after June 20, 1988.

         Due to the Policy's flexibility, classification as a modified endowment contract will depend on the individual circumstances of each Policy. In general, a Policy will be a modified endowment contract if the accumulated premiums paid at any time during the first seven policy years exceeds the sum of the net level premiums which would have been paid on or before such time if the Policy provided for paid-up future benefits after the payment of seven level annual premiums. The determination of whether a Policy will be a modified endowment contract after a material change generally depends upon the relationship of the death benefit and policy value at the time of such change and the additional premiums paid in the seven years following the material change. At the time a premium is credited which would cause the Policy to become a modified endowment contract, we will notify you that unless a refund of the excess premium (with interest) is requested, your Policy will become a modified endowment contract. You will have 30 days after receiving such notification to request the refund.

         All policies that we or our affiliate issues to the same owner during any calendar year, which are treated as modified endowment contracts, are treated as one modified endowment contract for purposes of determining the amount includable in the gross income under Section 72(e) of the Code.

         The rules relating to whether a Policy will be treated as a modified endowment contract are complex and make it impracticable to adequately describe in the limited confines of this summary. Therefore, you may wish to consult with a competent advisor to determine whether a Policy transaction will cause the Policy to be treated as a modified endowment contract.

Distributions from Policies Classified as Modified Endowment Contracts

           Policies classified as a modified endowment contract will be subject to the following tax rules. First, all distributions, including distributions upon surrender and partial withdrawals from such a Policy are treated as ordinary income subject to tax up to the amount equal to the excess (if any) of the policy value immediately before the distribution over the investment in the Policy (described below) at such time. Second, loans taken from or secured by, such a Policy are treated as distributions from such a Policy and taxed accordingly. Past due loan interest that is added to the loan amount will be treated as a loan. Third, a 10 percent additional income tax is imposed on the portion of any distribution from, or loan taken from or secured by, such a Policy that is included in income except where the distribution or loan is made on or after the owner attains age 59 1/2, is attributable to the owner's becoming totally and permanently disabled, or is part of a series of substantially equal periodic payments for the life (or life expectancy) of the owner or the joint lives (or joint life expectancies) of the owner and the owner's Beneficiary.

Distributions from Policies Not Classified as Modified Endowment Contracts

         Distributions from a Policy that is not a modified endowment contract, are generally treated as first recovering the investment in the Policy (described below) and then, only after the return of all such investment in the Policy, as distributing taxable income. An exception to this general rule occurs in the case of a decrease in the Policy's death benefit or any other change that reduces benefits under the Policy in the first 15 years after the Policy is issued and that results in a cash distribution to the owner in order for the Policy to continue complying with the Section 7702 definitional limits. Such a cash distribution will be taxed in whole or in part as ordinary income (to the extent of any gain in the Policy) under rules prescribed in Section 7702.

         Loans from, or secured by, a Policy that is not a modified endowment contract are not treated as distributions. Instead, such loans are treated as indebtedness of the owner.

         Finally, neither distributions (including distributions upon surrender) nor loans from, or secured by, a Policy that is not a modified endowment contract are subject to the 10 percent additional tax.

Policy Loan Interest

         Generally, personal interest paid on a loan under a Policy which is owned by an individual is not deductible. In addition, interest on any loan under a Policy owned by a taxpayer and covering the life of any individual will generally not be tax deductible. The deduction of interest on policy loans may also be subject to the restrictions of Section 264 of the Code. An owner should consult a tax adviser before deducting any interest paid in respect of a policy loan.

Investment in the Policy

         Investment in the Policy means: (i) the aggregate amount of any premiums or other consideration paid for a Policy, minus (ii) the aggregate amount received under the Policy which is excluded from gross income of the owner (except that the amount of any loan from, or secured by, a Policy that is a modified endowment contract, to the extent such amount is excluded from gross income, will be disregarded), plus (iii) the amount of any loan from, or secured by, a Policy that is a modified endowment contract to the extent that such amount is included in the gross income of the owner.

Tax Consequences of the Guaranteed Option to Extend Maturity Date

The Guaranteed Option to Extend Maturity Date that we offer allows the Policy Owner to extend the original maturity date by 20 years. An extension of maturity could have adverse tax consequences. Before you exercise your rights under this option, you should consult with a competent tax advisor regarding the possible tax consequences of an extension of maturity.

Other Tax Considerations

         The transfer of the Policy or the designation of a beneficiary may have federal, state, and/or local transfer and inheritance tax consequences, including the imposition of gift, estate and generation-skipping transfer taxes. For example, the transfer of the Policy to, or the designation as beneficiary of, or the payment of proceeds to, a person who is assigned to a generation which is two or more generations below the generation of the owner, may have generation skipping transfer tax considerations under Section 2601 of the Code.

         The individual situation of each owner or beneficiary will determine the extent, if any, to which federal, state and local transfer taxes may be imposed. Consult with your tax adviser for specific information in connection with these taxes.

Sale of Policies

         Hornor, Townsend & Kent, Inc. ("HTK"), a wholly-owned subsidiary of Penn Mutual, acts as a principal underwriter of the Policies. HTK, located at 600 Dresher Road, Suite 4C, Horsham, Pennsylvania 19044, was organized as a Pennsylvania corporation on March 13, 1969. HTK also acts as principal underwriter for Penn Mutual Variable Annuity Account III, a separate account also established by Penn Mutual and for PIA Variable Annuity Account I, a separate account established by The Penn Insurance and Annuity Company, a wholly-owned subsidiary of Penn Mutual. HTK is a registered broker-dealer under the Securities Exchange Act of 1934 and a member of the National Association of Securities Dealers, Inc. The Policy is sold by registered representatives of HTK who are also appointed and licensed as insurance agents. The Policy may also be offered through other insurance and securities brokers. Registered representatives may be paid commissions on a Policy they sell based on premiums paid in amounts up to 53.5% of first year premiums, 3% on premiums paid during the second through fifteenth policy years, and 1.2% on premiums paid after the first fifteen policy years. Registered representatives may also be paid commissions of up to 0.25% of policy value. Other allowances and overrides also may be paid. Registered representatives who meet certain productivity and profitability standards may be eligible for additional compensation.

Penn Mutual Trustees and Officers

         Penn Mutual is managed by a board of trustees. The following table sets forth the name, address and principal occupations during the past five years of each of Penn Mutual's trustees.

Board of Trustees

                               Position with
Name and Address               Penn Mutual         Principal Occupation During Past Five Years
-----------------------------------------------------------------------------------------------------------
Robert E. Chappell             Chairman of the    Chairman of the Board and Chief Executive Officer
The Penn Mutual Life           Board              (since December 1996), President and Chief Executive
Insurance Company              and Chief          Officer (April 1995-December 1996), President and Chief
Philadelphia, PA 19172         Executive Officer  Operating Officer, (January 1994 to April 1995), The
                                                  Penn Mutual Life Insurance Company.
-----------------------------------------------------------------------------------------------------------
Daniel J. Toran                President, Chief   President and Chief Operating Officer (since January
The Penn Mutual Life           Operating          1997), Executive Vice President, (May 1996-January 1997),
Insurance Company              Officer and        The Penn Mutual Life Insurance Company;
Philadelphia, PA 19172         Trustee            Executive Vice President, The New England Mutual Life
                                                  Insurance Company (prior thereto).
-----------------------------------------------------------------------------------------------------------
Julia Chang Bloch              Trustee            Visiting Professor, Institute of International
1743 22nd Street, NW                              Relations in Beijing, China, and distinguished adviser,
Washington, DC 20008                              American Studies Center (April 1998 to present);
                                                  President, US-Japan Foundation (July 1996 to March 1998);
                                                  Group Executive Vice President, Bank America NT &
                                                  SA (June 1993 to June 1996).
-----------------------------------------------------------------------------------------------------------
James A. Hagen                 Trustee            Retired (since May 1996), Chairman of the Board,
2040 Montrose Lane                                Conrail, Inc. (prior thereto).
Wilmington, NC 28405
-----------------------------------------------------------------------------------------------------------
Philip E. Lippincott           Trustee            Retired (since April 1994), Chairman and Chief
4301 Bayberry Drive                               Executive Officer, Scott Paper Company (prior thereto).
Avalon, NJ 08202
-----------------------------------------------------------------------------------------------------------
John F. McCaughan              Trustee            Retired Chairman, (since 1996), Chairman of the Board
921 Pebble Hill Road                              (prior thereto), Betz Laboratories, Inc.
Doylestown, PA  18901
-----------------------------------------------------------------------------------------------------------
Alan B. Miller                 Trustee            Chairman and President, Universal Health Services, Inc.
367 S. Gulph Road
King of Prussia, PA 19406
-----------------------------------------------------------------------------------------------------------
Edmond F. Notebaert            Trustee            Consultant (since 2000). President and Chief Executive
200 Wyllpen Drive                                 Officer (1987-2000), The Children's Hospital of
West Chester, PA 19380                            Philadelphia (since 1987).
-----------------------------------------------------------------------------------------------------------
Robert H. Rock                 Trustee            President, MLR Holdings, LLC (since 1987).
1845 Walnut Street - 9th Floor
Philadelphia, PA 19103
-----------------------------------------------------------------------------------------------------------
Norman T. Wilde, Jr.           Trustee            Co-Chairman of the Board, (since 2000), President and
1801 Market Street                                Chief Executive Officer (prior thereto), Janney
Philadelphia, PA 19103                            Montgomery Scott LLC (a securities broker/dealer and
                                                  subsidiary of The Penn Mutual Life Insurance Company).
-----------------------------------------------------------------------------------------------------------
Wesley S. Williams, Jr., Esq.  Trustee            Partner, Covington & Burling (law firm).
1201 Pennsylvania Ave., NW
P.O. Box 7566
Washington, D.C. 20004
-----------------------------------------------------------------------------------------------------------

         The following table sets forth the names, addresses and principal occupations during the past five years of the senior officers of Penn Mutual (other than officers who are members of Penn Mutual's Board of Trustees).

Senior Officers

Name                          Principal Occupation During Past Five Years
-----------------------------------------------------------------------------------------------------------
John M. Albanese              Executive Vice President, Systems and Service (since June 2000); Senior
The Penn Mutual Life          Vice President, Customer Service and Information Systems (June 1997-
Insurance Company             June 2000), Vice President, Information Systems Application (prior thereto),
Philadelphia, PA 19172        The Penn Mutual Life Insurance Company.
-----------------------------------------------------------------------------------------------------------

Michael A. Biondolillo        Senior Vice President, Human Resources (since June 1997);  Corporate Vice
The Penn Mutual Life          President and General Manager, Human Resources and Quality, MG Industries,
Insurance Company             America (prior thereto).
Philadelphia, PA 19172
-----------------------------------------------------------------------------------------------------------
Nancy S. Brodie               Executive Vice President and Chief Financial Officer (since December 1995),
The Penn Mutual Life          Senior Vice President and Chief Financial Officer prior thereto.  The Penn
Insurance Company             Mutual Life Insurance Company.
Philadelphia, PA 19172
-----------------------------------------------------------------------------------------------------------
Bill D. Fife                  Senior Vice President, Independence Financial Network (since January
The Penn Mutual Life          2000), Regional Vice President, Independence Financial Network
Insurance Company             (1997-2000), The Penn Mutual Life Insurance Company; Vice President of
Philadelphia, PA 19172        Agencies (since 1994), General Manager, Western and Northwest Regions
                              (prior thereto), Aetna Life and Casualty.
-----------------------------------------------------------------------------------------------------------
Larry L. Mast                 Executive Vice President, The Penn Mutual Life Insurance Company (May 1997
The Penn Mutual Life          to present).  Formerly  Senior Vice President, Lafayette Life Insurance
Insurance Company             Company (September 1994 to May 1997); Vice President, Security Benefit
Philadelphia, PA 19172        Insurance Company (May 1993 to September 1994); Vice President, Home Life
                              Insurance Company (July 1990 to May 1993); Agency Manager, The Equitable
                              Life Insurance Company (August 1978 to July 1990).
-----------------------------------------------------------------------------------------------------------
Nina M. Mulrooney             Senior Vice President (since July 1999), General Auditor (November 1991
The Penn Mutual Life          to July 1999), Vice President, Market Conduct (since December 1997),
Insurance Company             Assistant Vice President, Corporate Accounting and Control (prior thereto),
Philadelphia, PA 19172        The Penn Mutual Life Insurance Company.
-----------------------------------------------------------------------------------------------------------
Peter M. Sherman              Executive Vice President (since December 1998), Chief Investment Officer
The Penn Mutual Life          (May 1996-December 1998), Senior Vice President (May 1996 to December 1998),
Insurance Company             Vice President, Investments (January 1996 to April 1996), Vice President,
Philadelphia, PA, 19172       Fixed Income Portfolio Management (prior thereto), The Penn Mutual Life
                              Insurance Company; President, Independence Capital Management, Inc. (an
                              investment advisory organization and subsidiary of Penn Mutual).
-----------------------------------------------------------------------------------------------------------

State Regulation

         Penn Mutual is subject to regulation by the Department of Insurance of the Commonwealth of Pennsylvania, which periodically examines our financial condition and operations. We are also subject to the insurance laws and regulations of all jurisdictions where we do business. The Policy described in this prospectus has been filed with and, where required, approved by, insurance officials in those jurisdictions where it is sold.

         We are required to submit annual statements of our operations, including financial statements, to the insurance departments of the various jurisdictions where we do business to determine solvency and compliance with applicable insurance laws and regulations.

Additional Information

         A registration statement under the Securities Act of 1933 has been filed with the SEC relating to the offering described in this prospectus. This prospectus does not include all the information set forth in the registration statement. The omitted information may be obtained at the SEC's principal office in Washington, D.C. by paying the SEC's prescribed fees.

Experts

         Actuarial matters included in this prospectus have been examined by Raymond G. Caucci, FSA, MAAA, Assistant Vice President and Product Manager Actuary, Penn Mutual, whose opinion is filed as an exhibit to the Registration Statement.

Litigation

         No litigation is pending that would have a material effect upon the subaccounts or Penn Mutual.

Independent Auditors

         Ernst & Young, LLP serves as independent auditors for the Penn Mutual Life Insurance Company and Penn Mutual Variable Life Account I. Their offices are located at 2001 Market Street, Suite 4000, Philadelphia, PA.

Legal Matters

         Morgan, Lewis & Bockius LLP of Philadelphia, Pennsylvania, has provided advice on certain matters relating to the federal securities laws and the offering of the Policies.

Financial Statements

     The financial statements of the Separate Account at June 30, 2000 (unaudited) and December 31, 1999 (audited), and the consolidated financial statements of Penn Mutual at December 31, 1999 appear on the following pages. The consolidated financial statements of Penn Mutual should be considered only as bearing upon Penn Mutual's ability to meet its obligations under the Policies. Penn Mutual does not prepare financial statements more often than annually and believes that any incremental benefit to prospective policy owners that may result from preparing and delivering more current financial statements, though unaudited, does not justify the additional cost that would be incurred. In addition, Penn Mutual represents that there have been no adverse changes in its financial condition or operations between the end of the most current fiscal year and the date of this prospectus.

PENN MUTUAL VARIABLE LIFE ACCOUNT I
STATEMENT OF ASSETS AND LIABILITIES - JUNE 30, 2000 (UNAUDITED)

--------------------------------------------------------------------------------

                                                                        Money        Quality       High Yield    Growth Equity
                                                        Total        Market Fund+   Bond Fund+      Bond Fund+        Fund+
                                                     -------------   ------------   -----------   ------------   -------------
Investment in Common Stock
Number of Shares ..............................                       21,087,888       839,654      1,099,778         924,718
Cost ..........................................      $358,477,468    $21,120,055    $8,617,388    $10,440,698     $26,558,073

Assets:
Investments at market value ...................      $440,857,615    $21,120,055    $8,319,707     $9,412,420     $30,886,496
Dividends receivable ..........................           118,783        118,783             -              -               -

Liabilities:
Due to(from) the Penn Mutual Life
 Insurance Company ............................          $402,786        (43,840)       67,745         44,449          89,410
                                                     ------------    -----------    ----------    -----------    ------------
Net Assets ....................................      $440,573,612    $21,282,678    $8,251,962     $9,367,971     $30,797,086
                                                     ============    ===========    ==========    ===========    ============

--------------------------------------------------------------------------------
PENN MUTUAL VARIABLE LIFE ACCOUNT I
STATEMENT OF OPERATIONS - FOR THE SIX MONTHS ENDED JUNE 30, 2000 (UNAUDITED)

                                                                          Money         Quality      High Yield    Growth Equity
                                                          Total       Market Fund+     Bond Fund+    Bond Fund+         Fund+
                                                     --------------   -------------   ------------   -----------   -------------
Investment Income:
Dividends .......................................       $4,242,227        $538,141       $437,660      $869,958    $          -
Expense:
Mortality and expense risk charges ..............        1,337,061          74,923         28,596        31,525         111,246
                                                     --------------   -------------   ------------   -----------   -------------

Net investment income (loss) ....................        2,905,166         463,218        409,064       838,433        (111,246)
                                                     --------------   -------------   ------------   -----------   -------------

Realized and Unrealized Gains (Losses) on
     Investments:
Realized gains (losses) from redemption
     of fund shares .............................         (592,677)              -        (11,839)          791          27,995
Capital gains distributions .....................       29,331,344               -              -             -       3,864,754
                                                     --------------   -------------   ------------   -----------   -------------

Net realized gains (losses) from investment
     transactions ...............................       28,738,667               -        (11,839)          791       3,892,749
Net change in unrealized appreciation/
     depreciation of investments ................      (56,735,063)              -       (290,834)   (1,104,734)     (5,984,548)
                                                     --------------   -------------   ------------   -----------   -------------

Net realized and unrealized gains (losses) on
     investments ................................      (27,996,396)              -       (302,673)   (1,103,943)     (2,091,799)
                                                     --------------   -------------   ------------   -----------   -------------

Net increase (decrease) in net assets
     resulting from operations ..................    $ (25,091,230)      $ 463,218      $ 106,391     $(265,510)   $ (2,203,045)
                                                     ==============   =============   ============   ===========   =============

*  Prior to May 1, 2000, the Large Cap Value Fund was named the Value Equity
   Fund.
** Prior to May 1, 2000, the Small Cap Value Fund was named the Small
   Capitalization Fund.
#  For the period from May 1, 2000 (commencement of operations) through June
   30, 2000.
+    Investment in Penn Series Funds, Inc.
++   Investment in Neuberger Berman Advisers Management Trust
+++  Investment in Fidelity Investments' Variable Insurance Products Funds I and
     II
++++ Investment in The Universal Institutional Funds, Inc.

   The accompanying notes are an integral part of these financial statements.

  Large Cap       Flexibly                        Small Cap       Emerging
     Value         Managed     International        Value          Growth
     Fund*+         Fund+      Equity Fund+        Fund**+          Fund+
------------    ------------   ------------    ------------    ------------

  1,979,735       3,166,823       1,887,863      1,707,358       1,016,300
$11,477,347     $22,666,900     $33,371,204    $12,437,365     $30,004,104


$39,634,509     $56,179,817     $38,118,944    $12,497,331     $35,661,668
          -               -               -              -               -



     118,590         144,531       (420,967)         14,044        123,950
------------    ------------   ------------    ------------    -----------
 $39,515,919     $56,035,286    $38,539,911     $12,483,287    $35,537,718
============    ============   ============    ============    ===========

   Large Cap       Flexibly                       Small Cap        Emerging
     Value          Managed      International      Value           Growth
    Fund*+          Fund+       Equity Fund+       Fund**+          Fund+
-----------    -------------   -------------    ----------    ------------

  $376,960         $916,215        $178,294       $64,927             $ -

   128,910          203,011         123,622        39,565         134,407
-----------    -------------   -------------    ----------    ------------

   248,050          713,204          54,672        25,362        (134,407)
-----------    -------------   -------------    ----------    ------------




  (195,485)        (127,347)         51,370       (13,060)       (259,305)
 5,774,007        1,876,185       2,982,082             -       4,866,814
----------    -------------   -------------    ----------    ------------


 5,578,522        1,748,838       3,033,452       (13,060)      4,607,509

(6,020,473)      (4,341,784)     (8,837,427)      475,572     (12,254,036)
----------    -------------   -------------    ----------    ------------


  (441,951)      (2,592,946)     (5,803,975)      462,512      (7,646,527)
----------    -------------   -------------    ----------    ------------


 $(193,901)    $ (1,879,742)   $ (5,749,303)    $ 487,874     $(7,780,934)
==========    =============   =============    ==========    ============

   The accompanying notes are an integral part of these financial statements.

PENN MUTUAL VARIABLE LIFE ACCOUNT I
STATEMENT OF ASSETS AND LIABILITIES - JUNE 30, 2000 (UNAUDITED) (Cont'd)
--------------------------------------------------------------------------------

                                                                          Limited                          Mid Cap
                                                                       Maturity Bond      Index 500        Growth
                                                                        Portfolio#+         Fund#+         Fund#+
                                                                       --------------    ------------    -----------
Investment in Common Stock
Number of Shares ...............................................             153,149       5,595,594      1,080,444
Cost ...........................................................          $1,539,567     $54,625,596     $6,370,920

Assets:
Investments at market value ....................................          $1,545,756     $53,513,857     $5,816,096
 Dividends receivable ..........................................                   -               -              -

Liabilities:
Due to(from) the Penn Mutual Life Insurance Company ............              (1,093)         86,994          4,660
                                                                       -------------     -----------     ----------
Net Assets .....................................................          $1,546,849     $53,426,863     $5,811,436
                                                                       =============     ===========     ==========

--------------------------------------------------------------------------------
PENN MUTUAL VARIABLE LIFE ACCOUNT I
STATEMENT OF OPERATIONS - FOR THE SIX MONTHS ENDED JUNE 30, 2000
(UNAUDITED) (Cont'd)

                                                                          Limited                          Mid Cap
                                                                       Maturity Bond      Index 500        Growth
                                                                        Portfolio#+         Fund#+         Fund#+
                                                                       --------------    ------------    -----------
Investment Income:
Dividends ......................................................          $        -     $         -     $        -
Expense:
Mortality and expense risk charges .............................               1,108          37,561          4,434
                                                                       -------------     -----------     ----------

Net investment income (loss) ...................................              (1,108)        (37,561)        (4,434)
                                                                       -------------     -----------     ----------

Realized and Unrealized Gains (Losses) on
     Investments:
Realized gains (losses) from redemption of fund
     shares ....................................................                  70          (5,465)           204
Capital gains distributions ....................................                   -               -              -
                                                                       -------------     -----------     ----------

Net realized gains (losses) from investment
     transactions ..............................................                  70          (5,465)           204
Net change in unrealized appreciation/depreciation
     of investments ............................................               6,189      (1,111,739)      (554,824)
                                                                       -------------     -----------     ----------

Net realized and unrealized gains (losses) on
     investments ...............................................               6,259      (1,117,204)      (554,620)
                                                                       -------------     -----------     ----------

Net increase (decrease) in net assets resulting
     from operations ...........................................          $    5,151     $(1,154,765)    $ (559,054)
                                                                       =============    ============    ===========

*  Prior to May 1, 2000, the Large Cap Value Fund was named the Value Equity
   Fund.
** Prior to May 1, 2000, the Small Cap Value Fund was named the Small
   Capitalization Fund.
#  For the period from May 1, 2000 (commencement of operations) through June
   30, 2000.
+    Investment in Penn Series Funds, Inc.
++   Investment in Neuberger Berman Advisers Management Trust
+++  Investment in Fidelity Investments' Variable Insurance Products Funds I and
     II
++++ Investment in The Universal Institutional Funds, Inc.

   The accompanying notes are an integral part of these financial statements.

----------------------------------------------------------------------------------------------

    Mid Cap                                                                       Emerging
     Value        Balanced    Equity-Income       Growth        Asset Manager   Markets Equity
    Fund#+      Portfolio++    Portfolio+++     Portfolio+++      Portfolio+++   Portfolio++++
-------------   -----------   -------------    -------------    --------------  --------------

  1,275,200        547,531       1,109,999        1,443,768           435,550         535,951
$12,784,984     $9,563,690     $26,083,678      $58,016,990        $7,253,468      $5,545,441


 $9,658,743     $9,918,514     $27,399,077      $67,647,660        $7,074,480      $6,452,485
          -              -               -                -                 -               -


        179         35,223          46,752          102,078            16,673         (26,592)

-----------     ----------    ------------      -----------     -------------    ------------
$ 9,658,564     $9,883,291     $27,352,325      $67,545,582        $7,057,807      $6,479,077
===========     ==========    ============      ===========     =============    ============

    Mid Cap                                                                       Emerging
     Value        Balanced    Equity-Income       Growth        Asset Manager   Markets Equity
    Fund#+      Portfolio++    Portfolio+++     Portfolio+++      Portfolio+++   Portfolio++++
-------------   -----------   -------------    -------------    --------------  --------------
$          -    $  153,838     $   441,935     $     66,517     $     197,782   $           -

       8,529        34,245          93,992          236,608            23,701          21,078
-------------   -----------   -------------    -------------    --------------  --------------

      (8,529)      119,593         347,943         (170,091)          174,081         (21,078)
-------------   -----------   -------------    -------------    --------------  --------------




        (717)        8,583         (62,758)           1,103            (3,252)         (3,565)
           -     1,218,223       1,664,963        6,618,354           465,962               -
-------------   -----------   -------------    -------------    --------------  --------------


        (717)    1,226,806       1,602,205        6,619,457           462,710          (3,565)

  (3,126,241)   (1,652,238)     (1,930,394)      (8,419,027)         (819,938)       (768,587)
-------------   -----------   -------------    -------------    --------------  --------------


  (3,126,958)     (425,432)       (328,189)      (1,799,570)         (357,228)       (772,152)
-------------   -----------   -------------    -------------    --------------  --------------


$ (3,135,487)   $ (305,839)    $    19,754     $ (1,969,661)    $    (183,147)  $    (793,230)
=============   ===========   =============    =============    ==============  ==============


   The accompanying notes are an integral part of these financial statements.

PENN MUTUAL VARIABLE LIFE ACCOUNT I
STATEMENTS OF CHANGES IN NET ASSETS (UNAUDITED)

                                                              Total                                Money Market Fund+
                                           --------------------------------------------- ----------------------------------------
                                                 Six months                 Year              Six months              Year
                                                   ended                   ended                 ended               ended
                                                  6/30/00                 Dec. 31,              6/30/00             Dec. 31,
                                                (Unaudited)                 1999              (Unaudited)             1999
                                           ---------------------     ------------------- -------------------    -----------------
Operations:
     Net investment income (loss) ........      $2,905,166             ($1,020,540)             $463,218            $642,031
     Net realized gains (losses) from
          investment transactions ........      28,738,667               6,093,381                     -                   -
     Net change in unrealized appreciation/
          depreciation of investments ....     (56,735,063)             52,910,067                     -                   -
                                           ----------------        ---------------         -------------       -------------
Net increase (decrease) in net assets
          resulting from operations ......     (25,091,230)             57,982,908               463,218             642,031
                                           ----------------        ---------------         -------------       -------------

Variable Life Activities:
     Purchase payments ...................      60,472,310             118,334,715            23,747,617          54,823,381
     Death Benefits ......................         (84,243)               (261,374)                    -             (23,803)
     Cost of Insurance ...................     (10,075,248)            (17,467,919)           (1,010,162)         (1,662,531)
     Net Transfers .......................      71,738,725             (24,435,727)          (28,200,856)        (36,567,835)
     Transfer of Policy Loans ............         859,057               1,917,182                 1,923           1,221,644
     Contract administration charges .....      (2,285,300)             (4,890,431)             (438,397)         (1,161,009)
     Surrender benefits ..................      (4,026,870)             (9,489,178)             (262,781)         (1,709,339)
                                           ----------------        ---------------         -------------       -------------
Net increase in net assets  resulting
     from variable annuity activities ....     116,598,431              63,707,268            (6,162,656)         14,920,508
                                           ----------------        ---------------         -------------       -------------
     Total increase (decrease) in net
        assets ...........................      91,507,201             121,690,176            (5,699,438)         15,562,539
Net Assets:
  Beginning of year ......................     349,066,411             227,376,235            26,982,116          11,419,577
                                           ----------------        ---------------         -------------       -------------
  End of year ............................    $440,573,612            $349,066,411           $21,282,678         $26,982,116
                                           ================        ===============         =============       =============

                                                       Quality Bond Fund+
                                             ---------------------------------------
                                                  Six months             Year
                                                    ended               ended
                                                   6/30/00             Dec. 31,
                                                 (Unaudited)             1999
                                             -------------------   -----------------
Operations:
     Net investment income (loss) ........         $409,064            ($62,224)
     Net realized gains (losses) from
          investment transactions ........          (11,839)                300
     Net change in unrealized appreciation/
          depreciation of investments ....         (290,834)              3,611
                                               ------------          ----------
Net increase (decrease) in net assets
          resulting from operations ......          106,391             (58,313)
                                               ------------          ----------

Variable Life Activities:
     Purchase payments ...................          555,059           1,355,013
     Death Benefits ......................                -              (2,243)
     Cost of Insurance ...................         (188,898)           (360,405)
     Net Transfers .......................         (516,567)          1,123,017
     Transfer of Policy Loans ............            1,161              11,409
     Contract administration charges .....          (34,782)            (73,285)
     Surrender benefits ..................          (79,783)           (226,335)
                                               ------------          ----------
Net increase in net assets  resulting
     from variable annuity activities ....         (263,810)          1,827,171
                                               ------------          ----------
     Total increase (decrease) in net
        assets ...........................         (157,419)          1,768,858
Net Assets:
  Beginning of year ......................        8,409,381           6,640,523
                                               ------------          ----------
  End of year ............................       $8,251,962          $8,409,381
                                               ============          ==========

                                                      High Yield Bond Fund+                        Growth Equity Fund+
                                           --------------------------------------------- ----------------------------------------
                                                 Six months                 Year              Six months              Year
                                                   ended                   ended                 ended               ended
                                                  6/30/00                 Dec. 31,              6/30/00             Dec. 31,
                                                (Unaudited)                 1999              (Unaudited)             1999
                                           ---------------------     ------------------- -------------------    -----------------
Operations:
     Net investment income (loss) .........       $838,433                ($72,682)           ($111,246)            ($176,930)
     Net realized gains (losses) from
          investment transactions .........            791                     416            3,892,749                51,190
     Net change in unrealized appreciation/
          depreciation of investments .....     (1,104,734)                349,711           (5,984,548)            6,911,635
                                             -------------           -------------        -------------          ------------
Net increase (decrease) in net assets
          resulting from operations .......       (265,510)                277,445           (2,203,045)            6,785,895
                                             -------------           -------------        -------------          ------------

Variable Life Activities:
     Purchase payments ....................        792,279               2,380,766            3,138,528             4,496,063
     Surrender benefits ...................         (6,160)                (19,671)                   -               (13,556)
     Net Transfers ........................       (225,452)               (545,364)            (731,087)           (1,235,541)
     Death Benefits .......................       (159,153)               (330,639)           1,638,797             5,205,840
     Contract administration charges ......         15,653                   8,662               72,605                69,797
     Deferred sales charges ...............        (35,461)               (126,960)            (168,147)             (330,511)
     Annuity benefits .....................       (101,193)               (208,829)            (401,535)             (654,069)
                                             -------------           -------------        -------------          ------------
Net increase in net assets  resulting
     from variable annuity activities .....        280,513               1,157,965            3,549,161             7,538,023
                                             -------------           -------------        -------------          ------------
     Total increase (decrease) in net
       assets .............................         15,003               1,435,410            1,346,116            14,323,918
Net Assets:
  Beginning of year .......................      9,352,968               7,917,558           29,450,970            15,127,052
                                             -------------           -------------        -------------          ------------
  End of year .............................     $9,367,971              $9,352,968          $30,797,086           $29,450,970
                                             =============           =============        =============          ============

                                                       Large Cap Value Fund*+
                                                  ---------------------------------------
                                                       Six months             Year
                                                         ended               ended
                                                        6/30/00             Dec. 31,
                                                      (Unaudited)             1999
                                                  -------------------   -----------------
Operations:
     Net investment income (loss) .........            $248,050           ($317,240)
     Net realized gains (losses) from
          investment transactions .........           5,578,522             (37,587)
     Net change in unrealized appreciation/
          depreciation of investments .....          (6,020,473)           (296,100)
                                                   ------------         -----------
Net increase (decrease) in net assets
          resulting from operations .......            (193,901)           (650,927)
                                                   ------------         -----------

Variable Life Activities:
     Purchase payments ....................           3,389,853           9,300,537
     Surrender benefits ...................              (5,489)            (34,277)
     Net Transfers ........................            (887,605)         (2,317,035)
     Death Benefits .......................          (1,298,222)         (1,332,367)
     Contract administration charges ......              77,045              83,517
     Deferred sales charges ...............            (140,315)           (490,439)
     Annuity benefits .....................            (415,992)         (1,050,128)
                                                   ------------         -----------
Net increase in net assets  resulting
     from variable annuity activities .....             719,275           4,159,808
                                                   ------------         -----------
     Total increase (decrease) in net
       assets .............................             525,374           3,508,881
Net Assets:
  Beginning of year .......................          38,990,545          35,481,664
                                                   ------------         -----------
  End of year .............................         $39,515,919         $38,990,545
                                                   ============         ===========

*  Prior to May 1, 2000, the Large Cap Value Fund was named the Value Equity
   Fund.
** Prior to May 1, 2000, the Small Cap Value Fund was named the Small
   Capitalization Fund.
#  For the period from May 1, 2000 (commencement of operations) through June
   30, 2000.
+    Investment in Penn Series Funds, Inc.
++   Investment in Neuberger Berman Advisers Management Trust
+++  Investment in Fidelity Investments' Variable Insurance Products Funds I and
     II
++++ Investment in The Universal Institutional Funds, Inc.

   The accompanying notes are an integral part of these financial statements.

                                                                                                        Small Cap
          Flexibly Managed Fund+                    International Equity Fund+                        Value Fund*+
-------------------------------------------  ------------------------------------------  ----------------------------------------
      Six months               Year               Six months               Year              Six months              Year
        ended                  ended                 ended                 ended                ended                ended
       6/30/00               Dec. 31,               6/30/00              Dec. 31,              6/30/00             Dec. 31,
     (Unaudited)               1999               (Unaudited)              1999              (Unaudited)             1999
--------------------     ------------------  --------------------    ------------------  ------------------    ------------------
     $713,204              ($470,251)              $54,672             ($226,031)              $25,362            ($80,192)

    1,748,838                 16,311             3,033,452             1,131,146               (13,060)              8,164

   (4,341,784)             3,692,338            (8,837,427)           10,566,719               475,572             (63,045)
  ------------          ------------            ----------           -----------             ---------         -----------

   (1,879,742)             3,238,398            (5,749,303)           11,471,834               487,874            (135,073)
  ------------          ------------            ----------           -----------             ---------         -----------


    4,447,404             12,696,631             3,333,902             6,485,087             1,260,873           3,124,582
      (28,287)               (82,516)               (7,076)               (7,506)              (30,977)             (7,256)
   (1,442,200)            (3,522,739)             (814,432)           (1,671,752)             (268,735)           (604,903)
   (3,273,852)            (6,182,355)            8,311,500            (3,336,017)              797,507             (12,470)
       48,274                211,590                51,197                72,417                17,690              45,711
     (169,304)              (690,067)             (152,074)             (408,378)              (49,101)           (147,833)
     (753,950)            (1,818,495)             (529,162)             (906,723)             (102,619)           (228,773)
  ------------          ------------            ----------           -----------             ---------         -----------

   (1,171,915)               612,049            10,193,855               227,128             1,624,638           2,169,058
  ------------          ------------            ----------           -----------             ---------         -----------
   (3,051,657)             3,850,447             4,444,552            11,698,962             2,112,512           2,033,985

   59,086,943             55,236,496            34,095,359            22,396,397            10,370,775           8,336,790
  ------------          ------------            ----------           -----------             ---------         -----------
  $56,035,286            $59,086,943           $38,539,911           $34,095,359           $12,483,287         $10,370,775
  ============          ============           ===========           ===========           ===========         ===========


       Emerging Growth Fund+
-------------------------------------
    Six months             Year
       ended              ended
      6/30/00            Dec. 31,
    (Unaudited)            1999
------------------    ---------------

    ($134,407)         ($134,466)

    4,607,509            195,921

  (12,254,036)        16,746,334
 ------------        -----------

   (7,780,934)        16,807,789
 ------------        -----------


    4,541,022          2,612,183
       (5,503)            (7,463)
     (958,876)          (575,948)
   10,364,999          5,165,425
      339,421             27,154
     (266,282)          (190,593)
     (211,401)          (260,812)
 ------------        -----------

   13,803,380          6,769,946
 ------------        -----------
    6,022,446         23,577,735

   29,515,272          5,937,537
 ------------        -----------
  $35,537,718        $29,515,272
 ============        ===========

   Limited Maturity          Index 500              Mid Cap               Mid Cap                     Balanced
     Bond Fund#+              Fund#+            Growth Fund#+         Value Fund#+                   Portfolio++
--------------------  ---------------------  --------------------   -------------------  --------------------------------------
      Six months            Six months            Six months            Six months           Six months              Year
        ended                  ended                 ended                 ended                ended                ended
       6/30/00                6/30/00               6/30/00               6/30/00              6/30/00             Dec. 31,
     (Unaudited)            (Unaudited)           (Unaudited)           (Unaudited)          (Unaudited)             1999
--------------------  ---------------------  --------------------   -------------------  ------------------    ------------------
      ($1,108)              ($37,561)              ($4,434)              ($8,529)             $119,593               $35,671

           70                 (5,465)                  204                  (717)            1,226,806               145,588

        6,189             (1,111,739)             (554,824)           (3,126,241)           (1,652,238)            1,736,544
--------------           -----------            ----------           -----------           -----------            ----------

        5,151             (1,154,765)             (559,054)           (3,135,487)             (305,839)            1,917,803
--------------           -----------            ----------           -----------           -----------            ----------


       11,287              1,888,279               145,577               312,688               923,642             1,484,570
            -                      -                     -                     -                     -                (6,801)
      (12,061)              (456,920)              (26,165)              (78,297)             (238,179)             (353,927)
    1,544,314             53,349,821             6,267,569            12,603,413             1,684,621               (12,467)
           80                  1,649                   (12)                  176                 2,075                18,188
       (1,922)              (152,652)               (4,043)              (15,217)              (40,123)              (73,565)
            -                (48,549)              (12,436)              (28,712)              (76,963)             (174,227)
--------------           -----------            ----------           -----------           -----------            ----------

    1,541,698             54,581,628             6,370,490            12,794,051             2,255,073               881,771
--------------           -----------            ----------           -----------           -----------            ----------
    1,546,849             53,426,863             5,811,436             9,658,564             1,949,234             2,799,574

            -                      -                     -                     -             7,934,057             5,134,483
--------------           -----------            ----------           -----------           -----------            ----------
   $1,546,849            $53,426,863            $5,811,436            $9,658,564            $9,883,291            $7,934,057
==============           ===========            ==========           ===========           ===========            ==========

*  Prior to May 1, 2000, the Large Cap Value Fund was named the Value Equity
   Fund.
** Prior to May 1, 2000, the Small Cap Value Fund was named the Small
   Capitalization Fund.
#  For the period from May 1, 2000 (commencement of operations) through June
   30, 2000.
+    Investment in Penn Series Funds, Inc.
++   Investment in Neuberger Berman Advisers Management Trust
+++  Investment in Fidelity Investments' Variable Insurance Products Funds I and
     II
++++ Investment in The Universal Institutional Funds, Inc.

   The accompanying notes are an integral part of these financial statements.

PENN MUTUAL VARIABLE LIFE ACCOUNT I
STATEMENTS OF CHANGES IN NET ASSETS (UNAUDITED) (Con't)

                                                          Equity-Income                                  Growth
                                                          Portfolio+++                                Portfolio+++
                                             ----------------------------------------   ------------------------------------------
                                                  Six months              Year                Six months               Year
                                                     ended                ended                 ended                 ended
                                                    6/30/00             Dec. 31,               6/30/00               Dec. 31,
                                                  (Unaudited)             1999               (Unaudited)               1999
                                             -------------------     ----------------   --------------------     -----------------
Operations:
     Net investment income (loss) ..........      $347,943              $95,807             ($170,091)               ($310,681)
     Net realized gains (losses) from
          investment transactions ..........     1,602,205              675,484             6,619,457                3,375,626
     Net change in unrealized appreciation/
          depreciation of investments ......    (1,930,394)             330,734            (8,419,027)              10,574,337
                                             --------------        -------------        --------------            -------------
Net increase (decrease) in net assets
          resulting from operations ........        19,754            1,102,025            (1,969,661)              13,639,282
                                             --------------        -------------        --------------            -------------

Variable Life Activities:
     Purchase payments .....................     2,733,667            6,666,334             7,479,333               10,979,093
     Death Benefits ........................           (59)             (14,032)                 (692)                 (38,816)
     Cost of Insurance .....................      (687,402)          (1,603,588)           (1,665,289)              (2,562,252)
     Net Transfers .........................      (874,392)           1,627,390             7,202,911                8,714,008
     Transfer of Policy Loans ..............        18,768               71,994               196,817                   68,165
     Contract administration charges .......      (112,731)            (373,064)             (420,544)                (720,794)
     Surrender benefits ....................      (361,670)            (726,919)             (559,310)              (1,358,474)
                                             --------------        -------------        --------------            -------------
Net increase in net assets  resulting
     from variable annuity activities ......       716,181            5,648,115            12,233,226               15,080,930
                                             --------------        -------------        --------------            -------------
     Total increase (decrease) in net
        assets .............................       735,935            6,750,140            10,263,565               28,720,212
Net Assets:
  Beginning of year ........................    26,616,390           19,866,250            57,282,017               28,561,805
                                             --------------        -------------        --------------            -------------
  End of year ..............................   $27,352,325          $26,616,390           $67,545,582              $57,282,017
                                             ==============        =============        ==============            =============


                                                               Asset Manager
                                                                Portfolio+++
                                                   ---------------------------------------
                                                       Six months              Year
                                                          ended                ended
                                                         6/30/00             Dec. 31,
                                                       (Unaudited)             1999
                                                   ------------------     ----------------
Operations:
     Net investment income (loss) ..........            $174,081               $84,186
     Net realized gains (losses) from
          investment transactions ..........             462,710               160,654
     Net change in unrealized appreciation/
          depreciation of investments ......            (819,938)              272,683
                                                     ------------         -------------
Net increase (decrease) in net assets
          resulting from operations ........            (183,147)              517,523
                                                     ------------         -------------

Variable Life Activities:
     Purchase payments .....................             784,526             1,375,866
     Death Benefits ........................                   -                (1,237)
     Cost of Insurance .....................            (207,878)             (347,344)
     Net Transfers .........................             585,497             1,102,953
     Transfer of Policy Loans ..............               5,334                 3,213
     Contract administration charges .......             (37,661)              (73,304)
     Surrender benefits ....................             (55,667)             (129,352)
                                                     ------------         -------------
Net increase in net assets  resulting
     from variable annuity activities ......           1,074,151             1,930,795
                                                     ------------         -------------
     Total increase (decrease) in net
        assets .............................             891,004             2,448,318
Net Assets:
  Beginning of year ........................           6,166,803             3,718,485
                                                     ------------         -------------
  End of year ..............................          $7,057,807            $6,166,803
                                                     ============         =============

                                                        Emerging Markets
                                                          Portfolio++++
                                             -------------------------------------
                                                  Six months            Year
                                                     ended              ended
                                                    6/30/00            Dec. 31,
                                                  (Unaudited)           1999
                                             -------------------   ---------------
Operations:
     Net investment income (loss) ...........       ($21,078)          ($27,538)
     Net realized gains (losses) from
          investment transactions ...........         (3,565)           370,168
     Net change in unrealized appreciation/
          depreciation of investments .......       (768,587)         2,084,566
                                                 ------------       ------------
Net increase (decrease) in net assets
          resulting from operations .........       (793,230)         2,427,196
                                                 ------------       ------------

Variable Life Activities:
     Purchase payments ......................        986,774            554,609
     Surrender benefits .....................              -             (2,197)
     Net Transfers ..........................       (175,610)          (104,590)
     Death Benefits .........................      1,710,818            399,790
     Contract administration charges ........          9,201              3,721
     Deferred sales charges .................        (46,544)           (30,629)
     Annuity benefits .......................        (25,147)           (36,703)
                                                 ------------       ------------
Net increase in net assets  resulting
     from variable annuity activities .......      2,459,492            784,001
                                                 ------------       ------------
     Total increase (decrease) in net .......
       assets                                      1,666,262          3,211,197
Net Assets:
  Beginning of year .........................      4,812,815          1,601,618
                                                 ------------       ------------
  End of year ...............................     $6,479,077         $4,812,815
                                                 ============       ============

*  Prior to May 1, 2000, the Large Cap Value Fund was named the Value Equity
   Fund.
** Prior to May 1, 2000, the Small Cap Value Fund was named the Small
   Capitalization Fund.
#  For the period from May 1, 2000 (commencement of operations) through June
   30, 2000.
+    Investment in Penn Series Funds, Inc.
++   Investment in Neuberger Berman Advisers Management Trust
+++  Investment in Fidelity Investments' Variable Insurance Products Funds I and
     II
++++ Investment in The Universal Institutional Funds, Inc.

   The accompanying notes are an integral part of these financial statements.

PENN MUTUAL VARIABLE LIFE ACCOUNT I
--------------------------------------------------------------------------------

Notes to Financial Statements
June 30, 2000 (Unaudited)

Note 1.   Significant Accounting Policies
The significant accounting policies of Penn Mutual Variable Life Account I (Account I) are as follows:

         General - Account I was established by The Penn Mutual Life Insurance Company (Penn Mutual) under the provisions of the Pennsylvania Insurance Law. Account I is registered under the Investment Company Act of 1940, as amended, as a unit investment trust. Account I offers units to variable life contract owners to provide for the accumulation of value and for the payment of benefits. Account I contains contracts of the Cornerstone VUL, Cornerstone VULII, Cornerstone VULIII, Variable Estate Max and Momentum Builder variable life products. Contract owners may borrow up to a specified amount depending on the policy value at any time by submitting a written request for a policy loan. The preparation of the accompanying financial statements requires management to make estimates and assumptions that affect the reported values of assets and liabilities as of June 30, 2000 and the reported amounts from operations and contract transactions as of June 30, 2000 and December 31, 1999. Actual results could differ from those estimates.

         Investments - Assets of Account I are invested in shares of Penn Series Funds, Inc. (Penn Series): Money Market, Quality Bond, High Yield Bond, Growth Equity, Large Cap Value, Flexibly Managed, International Equity, Small Cap Value, Emerging Growth, Limited Maturity Bond, Growth and Income, Index 500, Mid Cap Growth and Mid Cap Value Funds; Neuberger Berman Advisers Management Trust
(AMT): Balanced Portfolio; Fidelity Investments' Variable Insurance Products (Fidelity): Equity Income, Growth, and Asset Manager; and The Universal Institutional Funds, Inc. (Morgan Stanley): Emerging Markets Equity Portfolio. Penn Series, AMT, Fidelity and Morgan Stanley are open-end diversified management investment companies. The investment in shares of these funds or portfolios are carried at market value as determined by the underlying net asset value of the respective funds or portfolios. Dividend income is recorded on the ex-dividend date. Investment transactions are accounted for on a trade date basis.


         Federal Income Taxes - Penn Mutual is taxed under federal law as a life insurance company. Account I is part of Penn Mutual's total operations and is not taxed separately. Under existing federal law, no taxes are payable on investment income and realized gains of Account I.

         Diversification Requirements - Under the provisions of Section 817(h) of the Internal Revenue Code, a variable annuity contract other than a contract issued in connection with certain types of employee benefit plans will not be treated as an annuity contract for federal tax purposes for any period for which the investments of the segregated asset account on which the contract is based are not adequately diversified. The Code provides that the "adequately diversified" requirement may be met if the underlying investments satisfy either a statutory safe harbor test or diversification requirements set forth in regulations issued by the Secretary of Treasury. The Internal Revenue Service has issued regulations under 817(h) of the Code. Penn Mutual believes that Account I satisfies the current requirements of the regulations, and it intends that Account I will continue to meet such requirements.

Note 2.   Purchases and Sales of Investments

         The following table shows aggregate cost of shares purchased and proceeds from sales of each fund or portfolio for the period ended June 30, 2000:

                                                  Purchases           Sales
                                                  ---------           -----
Money Market Fund .............................  $38,296,851       $43,523,137
Quality Bond Fund .............................    1,949,271         1,641,738
High Yield Bond Fund ..........................    1,948,140           890,736
Growth Equity Fund ............................    9,538,661         1,932,451
Large Cap Value  Fund* ........................    9,404,197         5,081,803
Flexibly Managed Fund .........................   12,692,415         9,939,984
Small Cap Value Fund** ........................    2,274,775         1,419,002
International Equity Fund .....................   37,762,026        24,115,144
Emerging Growth Fund ..........................   25,136,792         3,867,637
Limited Maturity Bond Fund+ ...................    1,599,683            68,438
Index 500 Fund+ ...............................   57,676,224         1,153,979
Mid Cap Growth Fund+ ..........................   11,192,470           404,757
Mid Cap Value Fund+ ...........................   13,144,002           340,491
Balanced Portfolio ............................    4,056,980           529,608
Equity-Income Portfolio .......................    5,500,068         3,831,301
Growth Portfolio ..............................   22,653,884         2,330,066
Asset Manager Portfolio .......................    2,394,020           652,964
Emerging Markets Equity Portfolio .............    3,017,812           361,550


*  Prior to May 1, 2000, the Large Cap Value Fund was named the Value Equity
   Fund.
** Prior to May 1, 2000, the Small Cap Value Fund was named the Small
   Capitalization Fund.
+ For the period from May 1, 2000 (commencement of operations) through June 30, 2000.

Note 3.   Contract Charges

         Operations are charged for mortality and expense risks assumed by Penn Mutual as follows:

        Cornerstone VUL is determined daily at a current annual rate of 0.75% (guaranteed not to exceed 0.90%) of the average value of Cornerstone VUL; Cornerstone VUL II is determined daily at a current annual rate guaranteed not to exceed 0.90% of the average value of Cornerstone VUL II; Cornerstone VUL III is determined daily at a current annual rate guaranteed not to exceed 0.90% of the average value of Cornerstone VUL III; Variable Estate Max is determined daily at a current annual rate guaranteed not to exceed 0.90% of the average value of Variable Estate Max; Momentum Builder is determined daily at an annual rate of 0.65% of the average value of Momentum Builder.

        For each Cornerstone VUL, Cornerstone VUL II, Cornerstone VUL III and Variable Estate Max policy, on the date of issue and each monthly anniversary, a monthly deduction is made from the policy value. The monthly deduction consists of insurance charges, administrative charges and any charges for additional benefits added by supplemental agreement to a policy. See original policy documents for specific charges assessed.

        For each Momentum Builder policy, each month on the date specified in the contract (or on the date the contract is withdrawn in full if other than the date specified), a $4 contract administration charge, or a lesser amount under state insurance laws, is deducted from the contract value. See original policy documents for specific charges assessed.

      If a Cornerstone VUL or Cornerstone VUL II policy is surrendered within the first 11 years, or a Cornerstone VUL III policy is surrendered within the first 16 years, or a Variable Estate Max policy is surrendered within the first 13 years, a contingent deferred sales charge will be assessed. This charge will be deducted before any surrender proceeds are paid. See original policy documents for specific charges assessed.

     Note 4.  Unit Values

     As of June 30, 2000, the accumulation units and accumulation unit values are as follows:


Variable Life Contracts:                Accumulation   Accumulation Variable Life Contracts:             Accumulation   Accumulation
                                            Units       Unit Value                                           Units       Unit Value
                                        -------------  ------------                                      ------------   ------------
Money Market Fund                                                   Limited Maturity Bond Fund+
Cornerstone VUL                            234,510          $13.14  Cornerstone VUL                              9,129       $12.96
Cornerstone VUL II                         445,881          $12.32  Cornerstone VUL II/Variable Estate Max     106,773       $12.24
Cornerstone VUL III                        769,888          $10.45  Cornerstone VUL III                         12,639       $10.22
Variable Estate Max                        204,089          $12.32
Momentum Builder                           143,560          $18.06  Index 500 Fund+
                                                                    Cornerstone VUL                            290,033       $18.37
Quality Bond Fund                                                   Cornerstone VUL II/Variable Estate Max   2,269,846       $18.28
Cornerstone VUL                            139,852          $14.63  Cornerstone VUL III                        892,942       $10.27
Cornerstone VUL II/Variable Estate         416,434          $13.72
Max
Cornerstone VUL III                         54,664          $10.32  Mid Cap Growth Fund+
Momentum Builder                            10,181          $25.07  Cornerstone VUL                            194,560       $23.68
                                                                    Cornerstone VUL II/Variable Estate Max     339,928       $19.85
High Yield Bond Fund                                                Cornerstone VUL III                         18,174       $10.67
Cornerstone VUL                            183,374          $16.08
Cornerstone VUL II/Variable Estate         378,942          $14.64  Mid Cap Value Fund+
Max
Cornerstone VUL III                         34,383           $9.85  Cornerstone VUL                            160,030       $13.64
Momentum Builder                            22,382          $27.80  Cornerstone VUL II/Variable Estate Max     737,804       $13.58
                                                                    Cornerstone VUL III                         82,987        $9.25
Growth Equity Fund
Cornerstone VUL                            309,549          $36.80  Balanced Portfolio
Cornerstone VUL II/Variable Estate         550,135          $31.83  Cornerstone VUL                            134,185       $25.82
Max
Cornerstone VUL III                        217,420          $11.59  Cornerstone VUL II/Variable Estate Max     280,270       $23.00
Momentum Builder                            28,519          $50.39  Cornerstone VUL III                         73,603       $13.86

Large Cap Value Fund*                                               Equity-Income Portfolio
Cornerstone VUL                            440,608          $22.84  Cornerstone VUL                            170,510       $19.56
Cornerstone VUL II/Variable Estate       1,255,964          $18.71  Cornerstone VUL II/Variable Estate Max   1,052,077       $19.41
Max
Cornerstone VUL III                        146,241           $8.70  Cornerstone VUL III                        187,838        $8.95
Momentum Builder                            10,539          $37.66
                                                                    Growth Portfolio
Flexibly Managed Fund                                               Cornerstone VUL                            371,778       $34.22
Cornerstone VUL                          1,007,479          $21.23  Cornerstone VUL II/Variable Estate Max   1,618,450       $33.95
                                                                    Cornerstone VUL III                        562,242       $11.97
Cornerstone VUL II/Variable Estate       1,981,537          $17.26
Max
Cornerstone VUL III                        138,809          $10.25
Momentum Builder                             2,722          $39.60  Asset Manager Portfolio
                                                                    Cornerstone VUL                             62,096       $18.99
Small Cap Value Fund**                                              Cornerstone VUL II/Variable Estate Max     284,373       $18.84
Cornerstone VUL                             80,283          $15.61  Cornerstone VUL III                         65,473       $10.17
Cornerstone VUL II/Variable Estate         641,129          $15.49
Max
Cornerstone VUL III                         93,080          $10.00  Emerging Markets Equity Portfolio
                                                                    Cornerstone VUL                             95,513       $12.43
International Equity Fund                                           Cornerstone VUL II/Variable Estate Max     392,093       $12.37
Cornerstone VUL                            476,530          $24.75  Cornerstone VUL III                         78,669       $13.02
Cornerstone VUL II/Variable Estate       1,191,572          $21.46
Max
Cornerstone VUL III                        241,597          $11.74

Emerging Growth Fund
Cornerstone VUL                            134,155          $55.75  *  Prior to May 1, 2000, the Large
Cornerstone VUL II/Variable Estate         554,739          $55.49  Cap Value Fund was named the Value
Max                                                                 Equity Fund.
Cornerstone VUL III                        354,962          $17.97  ** Prior to May 1, 2000, the Small Cap
                                                                    Value Fund was named the Small
                                                                    Capitalization Fund.
                                                                    + For the period from May 1, 2000
                                                                    (commencement of operations) through
                                                                    June 30, 2000.

PENN MUTUAL VARIABLE LIFE ACCOUNT I
STATEMENT OF ASSETS AND LIABILITIES - DECEMBER 31, 1999

------------------------------------------------------------------------------------------------------------------------------------

                                                                                                Money        Quality      High Yield
                                                                               Total         Market Fund+   Bond Fund+    Bond Fund+
                                                                            ------------     ------------   ----------    ----------
Investment in Common Stock
Number of Shares ........................................................                     26,314,175       808,876       976,640
Cost ....................................................................    331,143,943     $26,314,175    $8,419,173    $9,279,758

Assets:
Investments at market value .............................................    415,163,095     $26,314,175    $8,412,326    $9,356,213
Dividends receivable ....................................................         99,160          99,160             -             -

Liabilities:
Due to(from) the Penn Mutual Life Insurance Company .....................       (409,814)       (568,781)        2,945         3,245
                                                                            ------------     -----------    ----------    ----------
Net Assets ..............................................................   $415,672,069     $26,982,116    $8,409,381    $9,352,968
                                                                            ============     ===========    ==========    ==========

------------------------------------------------------------------------------------------------------------------------------------

                              [RESTUBED FOR ABOVE]

--------------------------------------------------------------------------------------------------------------------------
                                                                                                                Flexibly
                                                                              Growth Equity   Value Equity       Managed
                                                                                   Fund+          Fund+           Fund+
                                                                                -----------   ------------     -----------
Investment in Common Stock
Number of Shares ........................................................           711,571      1,756,163       3,012,632
Cost ....................................................................       $19,153,246    $35,263,907     $56,394,230

Assets:
Investments at market value .............................................       $29,466,217    $39,004,376     $59,107,839
Dividends receivable ....................................................                 -              -               -

Liabilities:
Due to(from) the Penn Mutual Life Insurance Company .....................            15,247         13,831          20,896
                                                                                -----------    -----------     ------------
Net Assets ..............................................................       $29,450,970    $38,990,545     $59,086,943
                                                                                ===========    ===========     ===========

--------------------------------------------------------------------------------------------------------------------------

                              [RESTUBED FOR ABOVE]

                                                                                              Small          Emerging
                                                                            International  Capitalization     Growth
                                                                            Equity Fund+        Fund+          Fund+
                                                                            -------------  --------------   ------------
Investment in Common Stock
Number of Shares ........................................................      1,273,775         820,791         594,401
Cost ....................................................................    $20,526,548     $10,790,412     $11,618,219

Assets:
Investments at market value .............................................    $34,111,715     $10,374,806     $29,529,819
Dividends receivable ....................................................              -               -               -

Liabilities:
Due to(from) the Penn Mutual Life Insurance Company .....................         16,356           4,031          14,547
                                                                             -----------     -----------     -----------
Net Assets ..............................................................    $34,095,359     $10,370,775     $29,515,272
                                                                             ===========     ===========     ===========

------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------------
PENN MUTUAL VARIABLE LIFE ACCOUNT I
STATEMENT OF OPERATIONS - FOR THE YEAR ENDED DECEMBER 31, 1999

                                                                                               Money        Quality      High Yield
                                                                               Total        Market Fund+   Bond Fund+    Bond Fund+
                                                                           ------------     ------------   ----------    ----------
Investment Income:
Dividends ..............................................................   $  1,697,544     $   776,851    $        -    $        -
Expense:
Mortality and expense risk charges .....................................      2,766,443         134,820        62,224        72,682
                                                                           ------------     -----------    ----------    ----------

Net investment income (loss) ...........................................     (1,068,899)        642,031       (62,224)      (72,682)
                                                                           ------------     -----------    ----------    ----------

Realized and Unrealized Gains (Losses) on
     Investments:
Realized gains (losses) from redemption of fund
     shares ............................................................      1,853,264               -           300           416
Capital gains distributions ............................................      4,604,784               -             -             -
                                                                           ------------     -----------    ----------    ----------

Net realized gains (losses) from investment
     transactions ......................................................      6,458,048               -           300           416
Net change in unrealized appreciation/depreciation
     of investments ....................................................     61,995,442               -         3,611       349,711
                                                                           ------------     -----------    ----------    ----------

Net realized and unrealized gains (losses) on
     investments .......................................................     68,453,490               -         3,911       350,127
                                                                           ------------     -----------    ----------    ----------

Net increase (decrease) in net assets resulting
     from operations ...................................................   $ 67,384,591     $   642,031      $(58,313)     $277,445
                                                                           ============     ===========    ==========    ==========

                              [RESTUBED FOR ABOVE]

                                                                                                             Flexibly
                                                                           Growth Equity   Value Equity      Managed
                                                                               Fund+          Fund+           Fund+
                                                                           -------------   ------------    -----------
Investment Income:
Dividends ..............................................................    $         -    $         -     $         -
Expense:
Mortality and expense risk charges .....................................        176,930        317,240         470,251
                                                                            -----------    -----------     -----------

Net investment income (loss) ...........................................       (176,930)      (317,240)       (470,251)
                                                                            -----------    -----------     -----------

Realized and Unrealized Gains (Losses) on
     Investments:
Realized gains (losses) from redemption of fund
     shares ............................................................         51,190        (37,587)         16,311
Capital gains distributions ............................................             -               -               -
                                                                            -----------    -----------     -----------

Net realized gains (losses) from investment
     transactions ......................................................         51,190        (37,587)         16,311
Net change in unrealized appreciation/depreciation
     of investments ....................................................      6,911,635       (296,100)      3,692,338
                                                                            -----------    -----------     -----------
Net realized and unrealized gains (losses) on
     investments .......................................................      6,962,825       (333,687)      3,708,649
                                                                            -----------    -----------     -----------

Net increase (decrease) in net assets resulting
     from operations ...................................................    $ 6,785,895    $  (650,927)    $ 3,238,398
                                                                            ===========    ===========     ===========

                              [RESTUBED FOR ABOVE]

                                                                                               Small         Emerging
                                                                           International   Capitalization     Growth
                                                                            Equity Fund+       Fund+           Fund+
                                                                           -------------   --------------    --------
Investment Income:
Dividends ..............................................................    $         -     $         -     $         -
Expense:
Mortality and expense risk charges .....................................        226,031          80,192         134,466
                                                                            -----------     -----------     -----------

Net investment income (loss) ...........................................       (226,031)        (80,192)       (134,466)
                                                                            -----------     -----------     -----------

Realized and Unrealized Gains (Losses) on
     Investments:
Realized gains (losses) from redemption of fund
     shares ............................................................      1,131,146           8,164         195,921
Capital gains distributions ............................................              -               -               -
                                                                            -----------     -----------     -----------

Net realized gains (losses) from investment
     transactions ......................................................      1,131,146           8,164         195,921
Net change in unrealized appreciation/depreciation
     of investments ....................................................     10,566,719         (63,045)     16,746,334
                                                                            -----------     -----------     -----------
Net realized and unrealized gains (losses) on
     investments .......................................................     11,697,865         (54,881)     16,942,255
                                                                            -----------     -----------     -----------

Net increase (decrease) in net assets resulting
     from operations ...................................................    $11,471,834       $(135,073)    $16,807,789
                                                                            ===========     ===========     ===========

                              [RESTUBED FOR ABOVE]
+     Investment in Penn Series Funds, Inc.
++    Investment in Neuberger Berman Advisers Management Trust
+++   Investment in American Century Variable Portfolios, Inc.
++++ Investment in Fidelity Investments' Variable Insurance Products Funds I and II
+++++ Investment in Morgan Stanley Dean Witter Universal Funds, Inc.

PENN MUTUAL VARIABLE LIFE ACCOUNT I
STATEMENT OF ASSETS AND LIABILITIES - DECEMBER 31, 1999 (CONT'D)

------------------------------------------------------------------------------------------------------------------------------------


                                                                       Limited                                        Capital
                                                Balanced             Maturity Bond            Partners              Appreciation
                                              Portfolio++             Portfolio++            Portfolio++            Portfolio+++
                                              -----------            -------------           -----------            ------------
Investment in Common Stock
Number of Shares........................          379,976                 119,189                649,655               607,528
Cost ....................... ...........       $5,930,634              $1,656,162            $12,528,737            $5,958,383

Assets:
Investments at Market Value ............       $7,937,696              $1,578,060            $12,759,239            $9,015,707
Dividends receivable ...................                -                       -                      -                     -

Liabilities:
Due to(from) the Penn Mutual Life
 Insurance Company .....................            3,639                     495                  4,364                 4,247

                                               ----------              ----------            -----------            ----------
Net Assets .............................       $7,934,057              $1,577,565            $12,754,874            $9,011,460
                                               ==========              ==========            ===========            ==========


------------------------------------------------------------------------------------------------------------------------------------

PENN MUTUAL VARIABLE LIFE ACCOUNT I
STATEMENT OF OPERATIONS - FOR THE YEAR ENDED DECEMBER 31, 1999 (CONT'D )
                                                                       Limited                                        Capital
                                                Balanced             Maturity Bond            Partners              Appreciation
                                              Portfolio++             Portfolio++            Portfolio++            Portfolio+++
                                              -----------            -------------           -----------            ------------
Investment Income:
Dividends ...............................     $   84,700              $   73,751            $   112,968            $        -
Expense:
Mortality and expense risk charges ......         49,029                  11,431                 92,071                56,208
                                              ----------              ----------            -----------            ----------

Net investment income (loss) ............         35,671                  62,320                 20,897               (56,208)
                                              ----------              ----------            -----------            ----------

Realized and Unrealized Gains
 (Losses) on Investments:
Realized gains (losses) from redemption
 of fund shares .........................         20,108                  (1,650)                17,928                35,362
Capital gains distributions .............        125,480                       -                196,466                     -
                                              ----------              ----------            -----------            ----------

Net realized gains (losses) from
 investment transactions ................        145,588                  (1,650)               214,394                35,362
Net change in unrealized
 appreciation/depreciation of investments      1,736,544                 (73,233)               412,343             3,540,972
                                              ----------              ----------            -----------            ----------

Net realized and unrealized gains
 (losses) on investments ................      1,882,132                 (74,883)               626,737             3,576,334
                                              ----------              ----------            -----------            ----------

Net increase (decrease) in net assets
 resulting from operations ..............     $1,917,803              $  (12,563)           $   647,634            $3,520,126
                                              ==========              ==========            ===========            ==========

+      Investment in Penn Series Funds, Inc.
++     Investment in Neuberger Berman Advisers Management Trust
+++    Investment in American Century Variable Portfolios, Inc.
++++ Investment in Fidelity Investments' Variable Insurance Products Funds I and II
+++++  Investment in Morgan Stanley Dean Witter Universal Funds, Inc.

[RESTUBBED]

                                                                                                                  Emerging
                                   Equity Income        Growth         Asset Manager         Index 500         Markets Equity
                                   Portfolio++++     Portfolio++++     Portfolio++++       Portfolio++++       Portfolio+++++
                                  ---------------   ---------------   ---------------   -------------------   ------------------
Investment in Common Stock
Number of Shares..................     1,035,626         1,043,259          330,433                258,519              346,155
Cost ....................... .....   $23,380,155       $39,256,514       $5,528,223            $36,006,089           $3,139,378

Assets:
Investments at Market Value ......   $26,625,948       $57,306,211       $6,169,173            $43,278,566           $4,815,009
Dividends receivable .............             -                 -                -                      -                    -

Liabilities:
Due to(from) the Penn Mutual Life
 Insurance Company ...............         9,558            24,194            2,370                 16,807                2,195

                                     -----------       -----------       ----------            -----------           ----------
Net Assets .......................   $26,616,390       $57,282,017       $6,166,803            $43,261,759           $4,812,814
                                     ===========       ===========       ==========            ===========           ==========





                                                                                                                  Emerging
                                   Equity Income        Growth         Asset Manager           Index 500       Markets Equity
                                   Portfolio++++     Portfolio++++     Portfolio++++         Portfolio++++     Portfolio+++++
                                  ---------------   ---------------   ---------------   -------------------   ------------------
Investment Income:
Dividends ........................    $  301,716       $    53,154       $   126,920           $   166,609           $      875
Expense:
Mortality and expense
 risk charges ...............            205,909           363,835            42,734               241,977               28,413
                                      ----------       -----------       -----------           -----------           ----------

Net investment income (loss) .....        95,807          (310,681)           84,186               (75,368)             (27,538)
                                      ----------       -----------       -----------           -----------           ----------

Realized and Unrealized Gains
 (Losses) on Investments:
Realized gains (losses) from
 redemption of fund shares .......         8,531            33,562              (110)                3,504              370,168
Capital gains distributions ......       666,953         3,342,064           160,764               113,057                    -
                                      ----------       -----------       ---------------       -----------           ----------

Net realized gains (losses) from
 investment transactions .........       675,484         3,375,626           160,654               116,561              370,168
Net change in unrealized
 appreciation/depreciation of
 investments .....................       330,734        10,574,337           272,683             5,205,293            2,084,566
                                      ----------       -----------       -----------           -----------           ----------

Net realized and unrealized gains
 (losses) on investments .........     1,006,218        13,949,963           433,337             5,321,854            2,454,734
                                      ----------       -----------       -----------           -----------           ----------

Net increase (decrease) in net
 assets resulting from operations     $1,102,025       $13,639,282       $   517,523           $ 5,246,486           $2,427,196
                                      ==========       ===========       ===========           ===========           ==========

+      Investment in Penn Series Funds, Inc.
++     Investment in Neuberger Berman Advisers Management Trust
+++    Investment in American Century Variable Portfolios, Inc.
++++ Investment in Fidelity Investments' Variable Insurance Products Funds I and II
+++++  Investment in Morgan Stanley Dean Witter Universal Funds, Inc.

PENN MUTUAL VARIABLE LIFE ACCOUNT I
STATEMENTS OF CHANGES IN NET ASSETS - FOR THE YEARS ENDED DECEMBER 31, 1999 AND 1998


                                                                Total                              Money Market Fund+
                                                 ------------------------------------       --------------------------------
                                                      1999                   1998                1999                1998
                                                 -------------          -------------       ------------        ------------
Operations:
  Net investment income (loss) ................   ($1,068,899)            $2,477,914           $642,031            $433,508
  Net realized gains (losses) from
    investment transactions ...................     6,458,048             16,167,956                  -                   -
  Net change in unrealized appreciation/
    depreciation of investments ...............    61,995,442              6,282,694                  -                   -
                                                 -------------          -------------       ------------        ------------
Net increase (decrease) in net assets
    resulting from operations .................    67,384,591             24,928,564            642,031             433,508
                                                 -------------          -------------       ------------        ------------
Variable Life Activities:
  Purchase payments ...........................   131,276,317             96,529,479         54,823,381          42,019,252
  Death benefits ..............................      (289,327)              (121,041)           (23,803)             (2,035)
  Cost of insurance ...........................   (19,824,330)           (14,082,492)        (1,662,531)         (1,191,497)
  Net transfers ...............................    (6,189,133)            (3,175,599)       (36,567,835)        (36,872,301)
  Transfers of policy loans ...................     2,006,171                577,625          1,221,644                (251)
  Contract administration charges .............    (5,669,735)            (3,850,403)        (1,161,009)           (488,180)
  Surrender benefits ..........................   (10,371,329)            (5,921,782)        (1,709,339)           (418,927)
                                                 -------------          -------------       ------------        ------------
Net increase in net assets  resulting
  from variable annuity activities ............    90,938,634             69,955,787         14,920,508           3,046,061
                                                 -------------          -------------       ------------        ------------
  Total increase (decrease)  in net assets ....   158,323,225             94,884,351         15,562,539           3,479,569
Net Assets:
 Beginning of year ............................   257,348,845            162,464,494         11,419,577           7,940,008
                                                 -------------          -------------       ------------        ------------
 End of year ..................................  $415,672,070           $257,348,845        $26,982,116         $11,419,577
                                                 =============          =============       ============        ============


                                                         High Yield Bond Fund+                      Growth Equity Fund+
                                                 ------------------------------------       --------------------------------
                                                      1999                   1998                1999                1998
                                                 -------------          -------------       ------------        ------------
Operations:
  Net investment income (loss) ................      ($72,682)              $563,430          ($176,930)           ($76,215)
  Net realized gains (losses) from
    investment transactions ...................           416                    291             51,190           1,590,059
  Net change in unrealized appreciation/
    depreciation of investments ...............       349,711               (318,691)         6,911,635           2,350,499
                                                 -------------          -------------       ------------        ------------
Net increase (decrease) in net assets
    resulting from operations .................       277,445                245,030          6,785,895           3,864,343
                                                 -------------          -------------       ------------        ------------
Variable Life Activities:
  Purchase payments ...........................     2,380,766              1,768,367          4,496,063           2,036,864
  Death benefits ..............................       (19,671)                  (232)           (13,556)               (413)
  Cost of insurance ...........................      (545,364)              (377,793)        (1,235,541)           (570,484)
  Net transfers ...............................      (330,639)             1,334,768          5,205,840           2,177,912
  Transfers of policy loans ...................         8,662                  8,460             69,797              15,214
  Contract administration charges .............      (126,960)               (95,903)          (330,511)           (129,899)
  Surrender benefits ..........................      (208,829)              (220,758)          (654,069)           (316,681)
                                                 -------------          -------------       ------------        ------------
Net increase in net assets  resulting
  from variable annuity activities ............     1,157,965              2,416,909          7,538,023           3,212,513
                                                 -------------          -------------       ------------        ------------
  Total increase (decrease)  in net assets ....     1,435,410              2,661,939         14,323,918           7,076,856
Net Assets:
 Beginning of year ............................     7,917,558              5,255,619         15,127,052           8,050,196
                                                 -------------          -------------       ------------        ------------
 End of year ..................................    $9,352,968             $7,917,558        $29,450,970         $15,127,052
                                                 =============          =============       ============        ============



                                                        Quality Bond Fund+                    Flexibly Managed Fund+
                                                 -------------------------------        ---------------------------------
                                                      1999               1998                1999                1998
                                                 -----------         -----------        ------------         ------------
Operations:
  Net investment income (loss) ................    ($62,224)           $252,041           ($470,251)          $1,144,764
  Net realized gains (losses) from
    investment transactions ...................         300             203,736              16,311            5,784,840
  Net change in unrealized appreciation/
    depreciation of investments ...............       3,611             (14,899)          3,692,338           (4,524,890)
                                                 -----------         -----------        ------------         ------------
Net increase (decrease) in net assets
    resulting from operations .................     (58,313)            440,878           3,238,398            2,404,714
                                                 -----------         -----------        ------------         ------------
Variable Life Activities:
  Purchase payments ...........................   1,355,013           1,155,232          12,696,631           12,234,331
  Death benefits ..............................      (2,243)               (249)            (82,516)             (17,851)
  Cost of insurance ...........................    (360,405)           (259,658)         (3,522,739)          (3,137,840)
  Net transfers ...............................   1,123,017           1,041,850          (6,182,355)           1,345,485
  Transfers of policy loans ...................      11,409              10,440             211,590              139,613
  Contract administration charges .............     (73,285)            (42,018)           (690,067)            (646,642)
  Surrender benefits ..........................    (226,335)           (105,331)         (1,818,495)          (1,299,724)
                                                 -----------         -----------        ------------         ------------
Net increase in net assets  resulting
  from variable annuity activities ............   1,827,171           1,800,266             612,049            8,617,372
                                                 -----------         -----------        ------------         ------------
  Total increase (decrease)  in net assets ....   1,768,858           2,241,144           3,850,447           11,022,086
Net Assets:
 Beginning of year ............................   6,640,523           4,399,379          55,236,496           44,214,410
                                                 -----------         -----------        ------------         ------------
 End of year ..................................  $8,409,381          $6,640,523         $59,086,943          $55,236,496
                                                 ===========         ===========        ============         ============


                                                         Value Equity Fund+                     Emerging Growth Fund+
                                                 -------------------------------        ---------------------------------
                                                      1999               1998                1999                1998
                                                 -----------         -----------        ------------         ------------
Operations:
  Net investment income (loss) ................   ($317,240)           $181,632           ($134,466)            ($29,768)
  Net realized gains (losses) from
    investment transactions ...................     (37,587)          3,177,280             195,921               10,412
  Net change in unrealized appreciation/
    depreciation of investments ...............    (296,100)           (904,321)         16,746,334            1,277,385
                                                ------------        ------------        ------------         ------------
Net increase (decrease) in net assets
    resulting from operations .................    (650,927)          2,454,591          16,807,789            1,258,029
                                                ------------        ------------        ------------         ------------
Variable Life Activities:
  Purchase payments ...........................   9,300,537           7,712,812           2,612,183            1,376,626
  Death benefits ..............................     (34,277)             (3,109)             (7,463)                   -
  Cost of insurance ...........................  (2,317,035)         (2,002,921)           (575,948)            (270,389)
  Net transfers ...............................  (1,332,367)          2,352,575           5,165,425            2,271,306
  Transfers of policy loans ...................      83,517             129,894              27,154                  949
  Contract administration charges .............    (490,439)           (471,036)           (190,593)            (117,695)
  Surrender benefits ..........................  (1,050,128)           (800,734)           (260,812)             (61,482)
                                                ------------        ------------        ------------         ------------
Net increase in net assets  resulting
  from variable annuity activities ............   4,159,808           6,917,481           6,769,946            3,199,315
                                                ------------        ------------        ------------         ------------
  Total increase (decrease)  in net assets ....   3,508,881           9,372,072          23,577,735            4,457,344
Net Assets:
 Beginning of year ............................  35,481,664          26,109,592           5,937,537            1,480,193
                                                ------------        ------------        ------------         ------------
 End of year .................................. $38,990,545         $35,481,664         $29,515,272           $5,937,537
                                                ============        ============        ============         ============

                                                                                                     Small
                                                    International Equity Fund+               Capitalization Fund +
                                                 ------------------------------      ----------------------------------
                                                     1999               1998             1999                   1998
                                                 ------------      ------------      ------------           -----------
Operations:
  Net investment income (loss) ................    ($226,031)          $56,661          ($80,192)              ($5,543)
  Net realized gains (losses) from
    investment transactions ...................    1,131,146           970,588             8,164               135,416
  Net change in unrealized appreciation/
    depreciation of investments ...............   10,566,719         2,087,405           (63,045)             (791,507)
                                                 ------------      ------------      ------------           -----------
Net increase (decrease) in net assets
    resulting from operations .................   11,471,834         3,114,654          (135,073)             (661,634)
                                                 ------------      ------------      ------------           -----------
Variable Life Activities:
  Purchase payments ...........................    6,485,087         4,244,414         3,124,582             2,372,356
  Death benefits ..............................       (7,506)          (15,627)           (7,256)              (10,571)
  Cost of insurance ...........................   (1,671,752)       (1,050,548)         (604,903)             (505,718)
  Net transfers ...............................   (3,336,017)        3,160,776           (12,470)            2,227,491
  Transfers of policy loans ...................       72,417            65,814            45,711                11,010
  Contract administration charges .............     (408,378)         (252,405)         (147,833)             (165,296)
  Surrender benefits ..........................     (906,723)         (633,058)         (228,773)             (129,707)
                                                 ------------      ------------      ------------           -----------
Net increase in net assets  resulting
  from variable annuity activities ............      227,128         5,519,366         2,169,058             3,799,565
                                                 ------------      ------------      ------------           -----------
  Total increase (decrease)  in net assets ....   11,698,962         8,634,020         2,033,985             3,137,931
Net Assets:
 Beginning of year ............................   22,396,397        13,762,377         8,336,790             5,198,859
                                                 ------------      ------------      ------------           -----------
 End of year ..................................  $34,095,359       $22,396,397       $10,370,775            $8,336,790
                                                 ============      ============      ============           ===========

                                                                                                Limited Maturity
                                                       Balanced Portfolio++                     Bond Portfolio++
                                                 ------------------------------      ----------------------------------
                                                     1999               1998             1999                   1998
                                                 ------------      ------------      ------------           -----------
Operations:
  Net investment income (loss) ................      $35,671           $52,777           $62,320               $41,895
  Net realized gains (losses) from
    investment transactions ...................      145,588           610,655           ($1,650)                  242
  Net change in unrealized appreciation/
    depreciation of investments ...............    1,736,544          (184,479)          (73,233)              (13,221)
                                                 ------------      ------------      ------------           -----------
Net increase (decrease) in net assets
    resulting from operations .................    1,917,803           478,953           (12,563)               28,916
                                                 ------------      ------------      ------------           -----------
Variable Life Activities:
  Purchase payments ...........................    1,484,570         1,068,630           539,187               300,887
  Death benefits ..............................       (6,801)           (2,001)           (2,119)                    -
  Cost of insurance ...........................     (353,927)         (278,391)          (97,258)              (58,968)
  Net transfers ...............................      (12,467)          526,196           (23,735)              318,853
  Transfers of policy loans ...................       18,188            83,335             2,417                 5,849
  Contract administration charges .............      (73,565)          (50,297)          (27,049)              (14,141)
  Surrender benefits ..........................     (174,227)         (163,220)          (29,913)               (9,313)
                                                 ------------      ------------      ------------           -----------
Net increase in net assets  resulting
  from variable annuity activities ............      881,771         1,184,252           361,530               543,167
                                                 ------------      ------------      ------------           -----------
  Total increase (decrease)  in net assets ....    2,799,574         1,663,205           348,967               572,083
Net Assets:
 Beginning of year ............................    5,134,483         3,471,278         1,228,598               656,515
                                                 ------------      ------------      ------------           -----------
 End of year ..................................   $7,934,057        $5,134,483        $1,577,565            $1,228,598
                                                 ============      ============      ============           ===========

                                                             Partners
                                                            Portfolio++
                                                 -------------------------------
                                                     1999                1998
                                                 ------------        -----------
Operations:
  Net investment income (loss) ................      $20,897           ($33,955)
  Net realized gains (losses) from
    investment transactions ...................      214,394            486,053
  Net change in unrealized appreciation/
    depreciation of investments ...............      412,343           (271,429)
                                                 ------------        -----------
Net increase (decrease) in net assets
    resulting from operations .................      647,634            180,669
                                                 ------------        -----------
Variable Life Activities:
  Purchase payments ...........................    2,466,761          2,301,846
  Death benefits ..............................      (13,903)                 -
  Cost of insurance ...........................     (469,143)          (484,655)
  Net transfers ...............................    2,236,859          3,388,292
  Transfers of policy loans ...................       14,898             11,914
  Contract administration charges .............     (126,557)          (201,761)
  Surrender benefits ..........................     (211,368)          (138,687)
                                                 ------------        -----------
Net increase in net assets  resulting
  from variable annuity activities ............    3,897,547          4,876,949
                                                 ------------        -----------
  Total increase (decrease)  in net assets ....    4,545,181          5,057,618
Net Assets:
 Beginning of year ............................    8,209,694          3,152,076
                                                 ------------        -----------
 End of year ..................................  $12,754,875         $8,209,694
                                                 ============        ===========

                                                              Growth
                                                           Portfolio++++
                                                 -------------------------------
                                                     1999               1998
                                                 ------------        -----------
Operations:
  Net investment income (loss) ................     ($56,208)          ($47,491)
  Net realized gains (losses) from
    investment transactions ...................       35,362            140,032
  Net change in unrealized appreciation/
    depreciation of investments ...............    3,540,972           (261,202)
                                                 ------------        -----------
Net increase (decrease) in net assets
    resulting from operations .................    3,520,126           (168,661)
                                                 ------------        -----------
Variable Life Activities:
  Purchase payments ...........................    1,370,035          1,577,063
  Death benefits ..............................       (2,858)            (3,745)
  Cost of insurance ...........................     (342,503)          (342,552)
  Net transfers ...............................     (932,409)        (1,352,477)
  Transfers of policy loans ...................       15,155             35,632
  Contract administration charges .............      (57,224)           (53,636)
  Surrender benefits ..........................     (323,009)          (244,500)
                                                 ------------        -----------
Net increase in net assets  resulting
  from variable annuity activities ............     (272,813)          (384,215)
                                                 ------------        -----------
  Total increase (decrease)  in net assets ....    3,247,313           (552,876)
Net Assets:
 Beginning of year ............................    5,764,147          6,317,023
                                                 ------------        -----------
 End of year ..................................   $9,011,460         $5,764,147
                                                 ============        ===========


=============================================
+      Investment in Penn Series Funds, Inc
++     Investment in Neuberger Berman Advisers Management Trust
+++    Investment in American Century Variable Portfolios, Inc
++++ Investment in Fidelity Investments' Variable Insurance Products Funds I and II
+++++  Investment in Morgan Stanley Dean Witter Universal Funds, Inc

PENN MUTUAL VARIABLE LIFE ACCOUNT I
STATEMENTS OF CHANGES IN NET ASSETS - FOR THE YEARS ENDED DECEMBER 31, 1999 AND 1998 (CONT'D.)

                                                         Equity Income                               Growth
                                                         Portfolio++++                           Portfolio++++
                                              -------------------------------------   -------------------------------------
                                                     1999                1998                1999                 1998
                                              -----------------   -----------------   ------------------   ----------------
Operations:
     Net investment income (loss) ...........          $95,807             $40,458            ($310,681)         ($106,277)
     Net realized gains (losses) from
          investment transactions ...........          675,484             649,737            3,375,626          2,143,029
     Net change in unrealized appreciation/
          depreciation of investments .......          330,734             963,306           10,574,337          5,047,623
                                              -----------------   -----------------   ------------------   ----------------
Net increase (decrease) in net assets
          resulting from operations .........        1,102,025           1,653,501           13,639,282          7,084,375
                                              -----------------   -----------------   ------------------   ----------------

Variable Life Activities:
     Purchase payments ......................        6,666,334           4,640,276           10,979,093          5,974,648
     Death benefits .........................          (14,032)            (20,055)             (38,816)           (45,153)
     Cost of insurance ......................       (1,603,588)         (1,115,035)          (2,562,252)        (1,459,882)
     Net transfers ..........................        1,627,390           2,979,305            8,714,008          2,873,583
     Transfers of policy loans ..............           71,994              25,171               68,165             22,413
     Contract administration charges ........         (373,064)           (297,186)            (720,794)          (385,848)
     Surrender benefits .....................         (726,919)           (430,380)          (1,358,474)          (689,227)
                                              -----------------   -----------------   ------------------   ----------------
Net increase in net assets resulting
     from variable annuity activities .......        5,648,115           5,782,096           15,080,930          6,290,534
                                              -----------------   -----------------   ------------------   ----------------
     Total increase (decrease) in net assets.        6,750,140           7,435,597           28,720,212         13,374,909
Net Assets:
  Beginning of year .........................       19,866,250          12,430,653           28,561,805         15,186,896
                                              -----------------   -----------------   ------------------   ----------------
  End of year ...............................      $26,616,390         $19,866,250          $57,282,017        $28,561,805
                                              =================   =================   ==================   ================


[RESTUB]


                                                           Asset Manager
                                                           Portfolio++++
                                               ---------------------------------------
                                                      1999                1998
                                               ------------------  -------------------
Operations:
     Net investment income (loss) ...........            $84,186              $43,537
     Net realized gains (losses) from
          investment transactions ...........            160,654              202,236
     Net change in unrealized appreciation/
          depreciation of investments .......            272,683              136,988
                                               ------------------  -------------------
Net increase (decrease) in net assets
          resulting from operations .........            517,523              382,761
                                               ------------------  -------------------

Variable Life Activities:
     Purchase payments ......................          1,375,866              834,804
     Death benefits .........................             (1,237)                   -
     Cost of insurance ......................           (347,344)            (216,443)
     Net transfers ..........................          1,102,953              807,683
     Transfers of policy loans ..............              3,213                1,050
     Contract administration charges ........            (73,304)             (49,185)
     Surrender benefits .....................           (129,352)            (115,461)
                                               ------------------  -------------------
Net increase in net assets resulting
     from variable annuity activities .......          1,930,795            1,262,448
                                               ------------------  -------------------
     Total increase (decrease) in net assets.          2,448,318            1,645,209
Net Assets:
  Beginning of year .........................          3,718,485            2,073,276
                                               ------------------  -------------------
  End of year ...............................         $6,166,803           $3,718,485
                                               ==================  ===================

                                                           Index 500                            Emerging Markets
                                                         Portfolio++++                           Portfolio+++++
                                               ------------------------------------   -------------------------------------
                                                       1999               1998                1999                 1998
                                               ----------------   -----------------   ------------------   ----------------
Operations:
     Net investment income (loss) ...........         ($75,368)           ($32,366)            ($27,538)           ($1,174)
     Net realized gains (losses) from
          investment transactions ...........          116,561              60,958              370,168              2,392
     Net change in unrealized appreciation/
          depreciation of investments .......        5,205,293           1,980,793            2,084,566           (276,666)
                                               ----------------   -----------------   ------------------   ----------------
Net increase (decrease) in net assets
          resulting from operations .........        5,246,486           2,009,385            2,427,196           (275,448)
                                               ----------------   -----------------   ------------------   ----------------

Variable Life Activities:
     Purchase payments ......................        8,565,619           4,295,628              554,609            615,443
     Death benefits .........................           (9,073)                  -               (2,197)                 -
     Cost of insurance ......................       (1,447,507)           (664,534)            (104,590)           (95,184)
     Net transfers ..........................       16,965,879           7,630,497              399,790            612,607
     Transfers of policy loans ..............           56,519               9,823                3,721              1,295
     Contract administration charges ........         (568,474)           (335,545)             (30,629)           (53,730)
     Surrender benefits .....................         (317,861)           (115,742)             (36,703)           (28,850)
                                               ----------------   -----------------   ------------------   ----------------
Net increase in net assets  resulting
     from variable annuity activities .......       23,245,102          10,820,127              784,001          1,051,581
                                               ----------------   -----------------   ------------------   ----------------
     Total increase (decrease)  in net assets       28,491,588          12,829,512            3,211,197            776,133
Net Assets:
  Beginning of year .........................       14,770,171           1,940,659            1,601,618            825,485
                                               ----------------   -----------------   ------------------   ----------------
  End of year ...............................      $43,261,759         $14,770,171           $4,812,815         $1,601,618
                                               ================   =================   ==================   ================

+      Investment in Penn Series Funds, Inc
++     Investment in Neuberger Berman Advisers Management Trust
+++    Investment in American Century Variable Portfolios, Inc.
++++ Investment in Fidelity Investments' Variable Insurance Products Funds I and II
+++++  Investment in Morgan Stanley Dean Witter Universal Funds, Inc.


   The accompanying notes are an integral part of these financial statements.

PENN MUTUAL VARIABLE LIFE ACCOUNT I
--------------------------------------------------------------------------------

Notes to Financial Statements
December 31, 1999

Note 1.  Significant Accounting Policies

         The significant accounting policies of Penn Mutual Variable Life Account I (Account I) are as follows:

             General - Account I was established by The Penn Mutual Life Insurance Company (Penn Mutual) under the provisions of the Pennsylvania Insurance Law. Account I is registered under the Investment Company Act of 1940, as amended, as a unit investment trust. Account I offers units to variable life contract owners to provide for the accumulation of value and for the payment of benefits. Account I contains contracts of the Cornerstone VUL, Cornerstone
VUL II, Cornerstone VUL III, Variable Estate Max and Momentum Builder variable life products. Contract owners may borrow up to a specified amount depending on the policy value at any time by submitting a written request for a policy loan. The preparation of the accompanying financial statements requires management to make estimates and assumptions that affect the reported values of assets and liabilities as of December 31, 1999 and the reported amounts from operations and variable life activities during 1999 and 1998. Actual results could differ from those estimates.

         Investments - Assets of Account I are invested in shares of Penn Series Funds, Inc. (Penn Series): Money Market, Quality Bond, High Yield Bond, Growth Equity, Value Equity, Flexibly Managed, International Equity, Small Capitalization and Emerging Growth Funds; Neuberger Berman Advisers Management Trust (AMT): Limited Maturity Bond, Balanced and Partners Portfolios; American Century Variable Portfolios, Inc. (ACI): Capital Appreciation Portfolio; Fidelity Investments' Variable Insurance Products (Fidelity): Equity Income, Growth, Asset Manager and Index 500 Portfolios; and Morgan Stanley Dean Witter Universal Funds, Inc. (Morgan Stanley): Emerging Markets Equity Portfolio. Penn Series, AMT, ACI, Fidelity and Morgan Stanley are open-end diversified management investment companies. The investment in shares of these funds or portfolios are carried at market value as determined by the underlying net asset value of the respective funds or portfolios. Dividend income is recorded on the ex-dividend date. Investment transactions are accounted for on a trade date basis.

         Federal Income Taxes - Penn Mutual is taxed under federal law as a life insurance company. Account I is part of Penn Mutual's total operations and is not taxed separately. Under existing federal law, no taxes are payable on investment income and realized gains of Account I.

         Diversification Requirements - Under the provisions of Section 817(h) of the Internal Revenue Code, a variable life contract other than a contract issued in connection with certain types of employee benefit plans will not be treated as a life contract for federal tax purposes for any period for which the investments of the segregated asset account on which the contract is based are not adequately diversified. The Code provides that the "adequately diversified" requirement may be met if the underlying investments satisfy either a statutory safe harbor test or diversification requirements set forth in regulations issued by the Secretary of Treasury. The Internal Revenue Service has issued regulations under 817(h) of the Code. Penn Mutual believes that Account I satisfies the current requirements of the regulations, and it intends that Account I will continue to meet such requirements.

Note 2. Purchases and Sales of Investments

        The following table shows aggregate cost of shares purchased and proceeds from sales of each fund or portfolio for the year ended December 31, 1999:

                                        Purchases                Sales
                                        ---------                -----
Money Market Fund ...................  $84,361,990            $69,381,912
Quality Bond Fund ...................    3,276,420              1,511,209
High Yield Bond Fund ................    4,879,404              3,792,156
Growth Equity Fund ..................    9,938,419              2,514,823
Value Equity Fund ...................    9,258,922              5,446,023
Flexibly Managed Fund ...............    9,434,808              9,268,233
Small Capitalization Fund ...........    3,500,074              1,398,790
International Equity Fund ...........   42,117,549             40,973,961
Emerging Growth Fund ................   10,436,516              3,591,156
Limited Maturity Bond Portfolio .....      868,999                446,591
Balanced Portfolio ..................    2,053,296                987,858
Partners Portfolio ..................    6,297,152              2,162,024
Capital Appreciation Portfolio ......    1,318,604              1,609,498
Equity Income Portfolio .............    9,028,532              2,604,920
Growth Portfolio ....................   20,977,467              2,815,137
Asset Manager Portfolio .............    2,891,976                714,920
Index 500 Portfolio .................   25,076,298              1,777,197
Emerging Markets Equity Portfolio ...   11,124,088             10,192,650


Note 3. Contract Charges

        Operations are charged for mortality and expense risks assumed by Penn Mutual as follows:

        Cornerstone VUL is determined daily at a current annual rate of 0.75% (guaranteed not to exceed 0.90%) of the average value of Cornerstone VUL; Cornerstone VUL II is determined daily at a current annual rate guaranteed not to exceed 0.90% of the average value of Cornerstone VUL II; Cornerstone VUL III is determined daily at a current annual rate guaranteed not to exceed 0.90% of the average value of Cornerstone VUL III; Variable Estate Max is determined daily at a current annual rate guaranteed not to exceed 0.90% of the average value of Variable Estate Max; Momentum Builder is determined daily at an annual rate of 0.65% of the average value of Momentum Builder.

        For each Cornerstone VUL, Cornerstone VUL II, Cornerstone VUL III and Variable Estate Max policy, on the date of issue and each monthly anniversary, a monthly deduction is made from the policy value. The monthly deduction consists of insurance charges, administrative charges and any charges for additional benefits added by supplemental agreement to a policy. See original policy documents for specific charges assessed.

        For each Momentum Builder policy, each month on the date specified in the contract (or on the date the contract is withdrawn in full if other than the date specified), a $4 contract administration charge, or a lesser amount under state insurance laws, is deducted from the contract value. See original policy documents for specific charges assessed.

        If a Cornerstone VUL or Cornerstone VUL II policy is surrendered within the first 11 years, or a Cornerstone VUL III policy is surrendered within the first 16 years, or a Variable Estate Max policy is surrendered within the first 13 years, a contingent deferred sales charge will be assessed. This charge will be deducted before any surrender proceeds are paid. See original policy documents for specific charges assessed.

Note 4.  Unit Values
Accumulation Unit Values For Variable Life Account I as of 12/31/99 are as follows:

                                          Accumulation   Accumulation
                                              Units       Unit Value
                                          ------------   ------------
Money Market Fund
Cornerstone VUL                              209,517        $12.84
Cornerstone VUL II                         1,036,419        $12.04
Cornerstone VUL III                          552,696        $10.19
Variable Estate Max                          302,526        $12.05
Momentum Builder                             143,910        $17.63

Quality Bond Fund
Cornerstone VUL                              161,919        $14.16
Cornerstone VUL II/Variable Estate Max       416,913        $13.29
Cornerstone VUL III                           32,112        $ 9.98
Momentum Builder                              10,474        $24.25

High Yield Bond Fund
Cornerstone VUL                              188,612        $16.29
Cornerstone VUL II/Variable Estate Max       372,690        $14.84
Cornerstone VUL III                           11,772        $ 9.97
Momentum Builder                              22,436        $28.16

Growth Equity Fund
Cornerstone VUL                              315,704        $37.32
Cornerstone VUL II/Variable Estate Max       484,230        $32.30
Cornerstone VUL III                           48,303        $11.73
Momentum Builder                              28,612        $51.07

Value Equity Fund
Cornerstone VUL                              503,094        $24.10
Cornerstone VUL II/Variable Estate Max     1,309,074        $19.75
Cornerstone VUL III                           63,921        $ 9.16
Momentum Builder                              10,655        $39.71

Flexibly Managed Fund
Cornerstone VUL                            1,102,009        $20.45
Cornerstone VUL II/Variable Estate Max     2,115,595        $16.64
Cornerstone VUL III                          121,555        $ 9.86
Momentum Builder                               3,919        $38.12

Small Capitalization Fund
Cornerstone VUL                               78,360        $14.36
Cornerstone VUL II/Variable Estate Max       634,413        $14.26
Cornerstone VUL III                           21,360        $ 9.19

International Equity Fund
Cornerstone VUL                              455,807        $28.13
Cornerstone VUL II/Variable Estate Max       853,934        $24.42
Cornerstone VUL III                           31,574        $13.32

                                         Accumulation    Accumulation
                                             Units        Unit Value
                                         ------------    ------------
Emerging Growth Fund
Cornerstone VUL                             100,262         $52.78
Cornerstone VUL II/Variable Estate Max      436,087         $52.57
Cornerstone VUL III                          76,337         $16.99

Limited Maturity Bond Portfolio
Cornerstone VUL                               9,262         $12.76
Cornerstone VUL II/Variable Estate Max      107,727         $12.05
Cornerstone VUL III                          16,003         $10.05

Balanced Portfolio
Cornerstone VUL                             130,873         $23.49
Cornerstone VUL II/Variable Estate Max      222,649         $20.95
Cornerstone VUL III                          15,487         $12.59

Partners Portfolio
Cornerstone VUL                             170,254         $13.73
Cornerstone VUL II/Variable Estate Max      729,954         $13.67
Cornerstone VUL III                          47,250         $ 9.29

Capital Appreciation Portfolio
Cornerstone VUL                             194,305         $20.60
Cornerstone VUL II/Variable Estate Max      289,841         $17.28

Equity Income Portfolio
Cornerstone VUL                             198,335         $20.17
Cornerstone VUL II/Variable Estate Max    1,094,397         $20.03
Cornerstone VUL III                          75,665         $ 9.21

Growth Portfolio
Cornerstone VUL                             333,903         $32.68
Cornerstone VUL II/Variable Estate Max    1,380,600         $32.45
Cornerstone VUL III                         137,813         $11.42

Asset Manager Portfolio
Cornerstone VUL                              60,527         $19.19
Cornerstone VUL II/Variable Estate Max      252,747         $19.06
Cornerstone VUL III                          18,374         $10.26

Index 500 Portfolio
Cornerstone VUL                             245,482         $18.59
Cornerstone VUL II/Variable Estate Max    1,928,357         $18.52
Cornerstone VUL III                         288,250         $10.38

Emerging Markets Equity Portfolio
Cornerstone VUL                              68,051         $13.17
Cornerstone VUL II/Variable Estate Max      282,276         $13.12
Cornerstone VUL III                          15,534         $13.77

                REPORT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS


The Penn Mutual Life Insurance Company and Contract Owners of Penn Mutual Variable Life Account I

We have audited the accompanying statement of assets and liabilities of Penn Mutual Variable Life Account I (comprising, respectively, Money Market Fund, Quality Bond Fund, High Yield Bond Fund, Growth Equity Fund, Value Equity Fund, Flexibly Managed Fund, Small Capitalization Fund, International Equity Fund, Emerging Growth Fund, Balanced Portfolio, Limited Maturity Bond Portfolio, Partners Portfolio, Capital Appreciation Portfolio, Equity Income Portfolio, Growth Portfolio, Asset Manager Portfolio, Index 500 Portfolio and Emerging Markets Equity Portfolio) as of December 31, 1999, and the related statement of operations for the year then ended and statements of changes in net assets for each of the two years in the period then ended. The financial statements are the responsibility of the management of Penn Mutual Variable Life Account I. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatements. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1999, by correspondence with the transfer agents. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of each of the portfolios constituting the Penn Mutual Variable Life Account I at December 31, 1999, the results of their operations for the year then ended and the changes in their net assets for each of the two years in the period then ended, in conformity with accounting principles generally accepted in the United States.


                                                               [GRAPHIC OMITTED]

Philadelphia, Pennsylvania
April 4, 2000

             The Penn Mutual Life Insurance Company and Subsidiaries
                           Consolidated Balance Sheets
================================================================================

As of December 31,                                             1999                  1998
---------------------------------------------------------------------------------------------
(in thousands)

ASSETS
Debt securities, at fair value                           $  4,733,261           $  5,500,924
Equity securities, at fair value                                3,949                  4,161
Mortgage loans on real estate                                  27,115                 38,828
Real estate, net of accumulated depreciation                   15,461                 15,791
Policy loans                                                  642,420                638,376
Short-term investments                                          6,934                  1,024
Other invested assets                                         137,766                 98,571
                                                         ------------           ------------
         Total investments                                  5,566,906              6,297,675

Cash and cash equivalents                                      37,481                 24,468
Investment income due and accrued                              89,254                104,208
Deferred acquisition costs                                    549,573                399,742
Amounts recoverable from reinsurers                           220,847                 69,583
Broker/dealer receivables                                   1,143,702                793,522
Other assets                                                  109,818                 94,179
Separate account assets                                     2,865,366              2,302,937
                                                         ------------           ------------

        Total Assets                                     $ 10,582,947           $ 10,086,314
                                                         ============           ============

LIABILITIES

Reserves for payment of future policy benefits           $  2,735,609           $  2,761,319
Other policyholder funds                                    2,710,589              2,835,081
Policyholders' dividends payable                               28,770                 30,532
Broker/dealer payables                                        646,479                488,783
Accrued income tax payable                                     31,919                142,634
Other liabilities                                             573,909                383,744
Separate account liabilities                                2,865,366              2,302,937
                                                         ------------           ------------

        Total Liabilities                                   9,592,641              8,945,030
                                                         ------------           ------------

EQUITY

Retained earnings                                           1,023,704                944,145
Accumulated other comprehensive income/(loss) -
     unrealized gains/(losses)                                (33,398)               197,139
                                                         ------------           ------------

        Total Equity                                          990,306              1,141,284
                                                         ------------           ------------

            Total Liabilities and Equity                 $ 10,582,947           $ 10,086,314
                                                         ============           ============


   The accompanying notes are an integral part of these financial statements.

             The Penn Mutual Life Insurance Company and Subsidiaries
                         Consolidated Income Statements


For the Years Ended December 31,                                      1999                1998                 1997
-------------------------------------------------------------------------------------------------------------------------
(in thousands)

REVENUES
Premium and annuity considerations                               $   130,516           $   154,615           $   178,338
Policy fee income                                                    131,709               114,681               102,398
Net investment income                                                431,222               433,530               448,135
Net realized capital gains/(losses)                                      803                 3,912                 9,655
Broker/dealer fees and commissions                                   395,483               331,285               290,005
Other income                                                          24,895                15,543                10,920
                                                                 -----------           -----------           -----------

Total Revenue                                                      1,114,628             1,053,566             1,039,451
                                                                 -----------           -----------           -----------


BENEFITS AND EXPENSES

Benefits paid to policyholders and beneficiaries                     429,791               445,148               463,444
Policyholder dividends                                                56,603                61,369                67,412
Decrease in liability for future policy benefits                     (54,080)              (23,337)              (10,275)
General expenses                                                     238,603               205,698               195,336
Broker/dealer sales expense                                          216,712               180,255               160,730
Amortization of deferred acquisition costs                            52,668                42,223                43,223
                                                                 -----------           -----------           -----------

Total Benefits and Expenses                                          940,297               911,356               919,870
                                                                 -----------           -----------           -----------

Income from Continuing Operations Before Income Taxes                174,331               142,210               119,581
                                                                 -----------           -----------           -----------

Income taxes                                                          66,324                57,019                51,323
                                                                 -----------           -----------           -----------

Income from Continuing Operations                                    108,007                85,191                68,258
                                                                 -----------           -----------           -----------

DISCONTINUED OPERATIONS
Income (loss) from operations of discontinued segment
     (net of income taxes of $(2,137), $670 and $2,589)               (3,968)                1,243                 4,807

Loss on sale of discontinued operations (less
     applicable income tax benefit of $13,181)                       (24,480)                 --                    --
                                                                 -----------           -----------           -----------

          NET INCOME                                             $    79,559           $    86,434           $    73,065
                                                                 ===========           ===========           ===========



   The accompanying notes are an integral part of these financial statements.

             The Penn Mutual Life Insurance Company and Subsidiaries
                  Consolidated Statements of Changes in Equity

                                                           Other
                                                        Comprehensive          Retained              Total
                                                        Income/(Loss)          Earnings             Equity
---------------------------------------------------------------------------------------------------------------
(In thousands)
Balance at January 1, 1997                              $    85,730           $   784,646          $   870,376
Comprehensive Income
   Net income for 1997                                         --                  73,065               73,065
   Other comprehensive loss, net of tax
       Unrealized appreciation of  securities,
        net of reclassification adjustment                   66,279                  --                 66,279
                                                                                                   -----------
Comprehensive Income                                                                                   139,344
                                                        -----------           -----------          -----------
Balance at December 31, 1997                                152,009               857,711            1,009,720
Comprehensive Income
   Net income for 1998                                         --                  86,434               86,434
Other comprehensive income, net of tax
   Unrealized appreciation of  securities,
    net of reclassification adjustment                       45,130                  --                 45,130
                                                                                                   -----------
Comprehensive Income                                                                                   131,564
                                                        -----------           -----------          -----------
Balance at December 31, 1998                                197,139               944,145            1,141,284
Comprehensive Loss
   Net income for 1999                                         --                  79,559               79,559
Other comprehensive loss, net of tax
   Unrealized depreciation of  securities,
    net of reclassification adjustment                     (230,537)                 --               (230,537)
                                                                                                   -----------
Comprehensive Loss                                                                                    (150,978)
                                                        -----------           -----------          -----------
Balance at December 31, 1999                            $   (33,398)          $ 1,023,704          $   990,306
                                                        ===========           ===========          ===========


   The accompanying notes are an integral part of these financial statements.

             The Penn Mutual Life Insurance Company and Subsidiaries
                      Consolidated Statements of Cash Flows


For the Years Ended December 31,                                                  1999                1998              1997
--------------------------------------------------------------------------------------------------------------------------------
(in thousands)

                       Cash Flows from Operating Activities
Net income                                                                    $    79,559        $    86,434        $    73,065
Adjustments to reconcile net income to net cash provided by operations:
  Capitalization of policy acquisition costs                                      (78,644)           (72,356)           (64,427)
  Amortization of deferred acquisition costs                                       52,668             42,223             43,223
  Policy fees on universal life and investment contracts                          (80,456)          (120,315)          (104,342)
  Interest credited on universal life and investment contracts                    132,213            146,081            160,417
  Depreciation and amortization                                                     6,294              4,750             18,682
  Premiums due and other receivables                                              (16,794)            (1,293)            (7,291)
  Net realized capital (gains)/losses                                                (803)            (3,912)            (9,655)
  Net realized loss on sale of discontinued operations                             37,661               --                 --
  (Increase)/decrease in investment income due and accrued                         14,954             (1,136)                60
  (Increase) in amounts recoverable from reinsurers                               (18,419)            (6,372)            (4,329)
  (Decrease) in reserves for payment of future policy benefits                    (25,710)            (8,696)           (13,358)
  Increase/(decrease) in accrued income tax payable                                13,222             25,622             (4,526)
  Other, net                                                                       12,652              3,805             (6,693)
                                                                              -----------        -----------        -----------

     Net cash provided by operating activities                                    128,397             94,835             80,826
                                                                              -----------        -----------        -----------

                       Cash Flows from Investing Activities

Sale of investments:
  Debt securities available for sale                                            1,624,576          1,837,209          1,235,274
  Equity securities                                                                12,003             35,496             20,374
  Real estate                                                                         853              9,937             87,875
  Other                                                                             3,884             18,074             14,355

Maturity and other principal repayments:
  Debt securities available for sale                                              415,888            496,283            472,474
  Mortgage loans                                                                   17,596              2,357             61,813
  Other                                                                             3,963               --                 --

Cost of investments acquired:
  Debt securities available for sale                                           (1,752,394)        (2,315,067)        (1,772,007)
  Equity securities                                                               (12,097)           (26,390)           (15,268)
  Real estate                                                                      (1,366)              (293)           (15,600)
  Other                                                                           (39,139)           (17,917)           (15,503)

Change in policy loans, net                                                        (4,044)             4,613             13,084
(Increase)/decrease in short-term investments, net                                 (5,910)            42,446             (5,955)
Purchases of furniture and equipment, net                                         (10,900)            (9,446)            (4,116)
Sale of discontinued operations                                                  (160,332)              --                 --
                                                                              -----------        -----------        -----------

     Net cash provided by investing activities                                     92,581             77,302             76,800
                                                                              -----------        -----------        -----------


   The accompanying notes are an integral part of these financial statements.

             The Penn Mutual Life Insurance Company and Subsidiaries
                Consolidated Statements of Cash Flows - Continued


For the Years Ended December 31,                                   1999             1998              1997
------------------------------------------------------------------------------------------------------------
(in thousands)

                        Cash Flows from Financing Activities

Deposits for universal life and investment contracts            $ 605,568        $ 589,070        $ 653,233
Withdrawals from universal life and investment contracts         (641,296)        (605,821)        (552,311)
Transfers to separate accounts                                   (146,981)        (147,708)        (236,008)
Issuance/(repayment) of debt                                      167,228           90,772           24,842
(Increase)/decrease in net broker dealer receivables             (192,484)        (111,046)         (47,632)
                                                                ---------        ---------        ---------

     Net cash used by financing activities                       (207,965)        (184,733)        (157,876)
                                                                ---------        ---------        ---------

     Net increase/(decrease) in cash and cash equivalents          13,013          (12,596)            (250)

Cash and cash equivalents
     Beginning of the year                                         24,468           37,064           37,314
                                                                ---------        ---------        ---------
     End of the year                                            $  37,481        $  24,468        $  37,064
                                                                =========        =========        =========


   The accompanying notes are an integral part of these financial statements.

--------------------------------------------------------------------------------
             THE PENN MUTUAL LIFE INSURANCE COMPANY AND SUBSIDIARIES
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

              For The Years Ended December 31, 1999, 1998 and 1997

                            (in thousands of dollars)
--------------------------------------------------------------------------------

1.   SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES:
Organization and Basis of Presentation
The Penn Mutual Life Insurance Company was founded and commenced business in 1847 as a mutual life insurance company. The Company concentrates primarily on the sale of individual life insurance and annuity products. The primary products that the Company currently markets are traditional whole life, term life, universal life, variable life, immediate annuities and deferred annuities, both fixed and variable. The Company markets its products through a network of career agents, independent agents, and independent marketing organizations. The Company is also involved in the broker-dealer business which offers a variety of investment products and services and is conducted through the Company's non-insurance subsidiaries. The Company sells its products in all fifty states and the District of Columbia.


The accompanying consolidated financial statements have been prepared in conformity with accounting principles generally accepted in the United States and include the accounts of The Penn Mutual Life Insurance Company, its wholly owned life insurance subsidiary, The Penn Insurance and Annuity Company ("PIA"), and non-insurance subsidiaries (principally broker/dealer and investment advisory subsidiaries) (the "Company"). All significant intercompany accounts and transactions have been eliminated in consolidation. The preparation of financial statements requires management to make estimates and assumptions that affect the amounts reported in the consolidated financial statements and notes to the consolidated financial statements.


New Accounting Pronouncements

As of January 1, 1999, the Company adopted Statement of Position (SOP) 97-3, "Accounting by Insurance and Other Enterprises for Insurance-Related Assessments." SOP 97-3 provides guidance for determining when and how to measure assets and liabilities associated with guaranty fund and other insurance related assessments. The Company also adopted SOP 98-1, "Accounting for the Costs of Computer Software Developed or Obtained for Internal Use" which gives guidance on accounting for the costs related to developing, obtaining, modifying and/or implementing internal use software. The adoption of SOP 97-3 and SOP 98-1 did not have a material effect on the Company's financial condition or results of operations.

As of January 1, 1998, the Company adopted Statement of Financial Accounting Standards No. (SFAS) 130, "Reporting Comprehensive Income." SFAS No. 130 established standards for the reporting and display of comprehensive income and its components in the financial statements. The initial application of SFAS No. 130, required the reclassification of prior-year financial statements to reflect the components of comprehensive income.

In June 1998, the FASB issued Statement of Financial Accounting Standards (SFAS) No. 133, "Accounting for Derivative Instruments and Hedging Activities." SFAS No. 133 requires all derivatives to be recognized in the statement of financial position as either assets or liabilities and measured at fair value. The corresponding derivative gains and losses should be reported based on hedge relationships that exist. Changes in the fair value of derivatives that are not designated as hedges or that do not meet the hedge accounting criteria in SFAS No. 133, are required to be reported in earnings. In June 1999, the FASB issued SFAS No. 137 which defers the effective date for implementation of SFAS No. 133 to fiscal years beginning after June 15, 2000. Adoption of SFAS No. 133 is not expected to have a material effect on the Company's financial condition or results of operations.

Investments

Debt securities (bonds, notes, redeemable preferred stocks and mortgage-backed securities) which might be sold prior to maturity are classified as available for sale. These securities are carried at fair value, with the change in unrealized gains and losses reported in other comprehensive income. Interest on debt securities is credited to income as it is earned. Debt securities are amortized using the scientific method. Prepayment assumptions for loan-backed and structured securities are obtained from broker dealer survey values or internal estimates. These assumptions are

--------------------------------------------------------------------------------
              Notes to Consolidated Financial Statements, continued
                            (In Thousands of Dollars)
--------------------------------------------------------------------------------

consistent with the current interest rate and economic environments. The retrospective adjustment method is used to value all such securities.

Equity securities are classified as available for sale and carried at fair value. Dividends on equity securities are credited to income on their ex-dividend dates.

The Company regularly evaluates the carrying value of debt and equity securities based on current economic conditions, past credit loss experience and other circumstances of the investee. A decline in a security's fair value that is deemed to be other than temporary is treated as a realized loss and a reduction in the cost basis of the security.

Mortgage loans on real estate are stated at unpaid principal balances, net of unamortized discounts and valuation allowances. Valuation allowances on impaired loans are based on the present value of expected future cash flows discounted at the loan's original effective interest rate or the collateral value if the loan is collateral dependent. However, if foreclosure is or becomes probable, the measurement method used is collateral value.

Investment real estate, which the Company has the intent to hold, is carried at cost less accumulated depreciation and valuation reserves. The Company establishes valuation reserves for investment real estate when declines in value are deemed to be other then temporary based on an analysis of discounted future cash flows. Properties held for sale are carried at the lower of depreciated cost or fair value less selling costs. Valuation reserves are established for properties held for sale when the fair value less estimated selling costs is below depreciated cost. Real estate acquired through foreclosure is recorded at the lower of cost or fair value less estimated selling costs at the time of foreclosure. Depreciation is calculated using the straight-line method over the estimated useful lives of the real estate.

Policy loans are carried at the unpaid principal balances.

Short-term investments include securities purchased with a maturity date of 90 days to less than one year. Short-term investments are valued at cost.

Other invested assets primarily include venture capital limited partnerships which are carried at fair value.

Realized gains and losses are determined by specific identification and are included in income on the trade date, net of amortization of deferred acquisition costs. Unrealized gains and losses, net of appropriate taxes and amortization of deferred acquisition costs, are accounted for as a separate component of other comprehensive income.

The Company utilizes various financial instruments, such as interest rate swaps, financial futures and structured notes, to hedge against interest rate fluctuation. Most of these investments are recorded as accounting hedges using a valuation method consistent with the valuation method of the assets hedged. Gains and losses on these instruments are deferred and recognized in the Consolidated Income Statements over the remaining life of the hedged security. Changes in the fair value of these instruments are reported as unrealized gains or losses. Realized gains or losses are recognized when the hedged securities are sold.

Cash and Cash Equivalents
Cash and cash equivalents include cash on hand, money market instruments and other debt securities with a maturity of 90 days or less when purchased.

Other Assets

Property and equipment and leasehold improvements are stated at cost, less accumulated depreciation and amortization. Depreciation is calculated using the straight-line method over the estimated useful lives of the related assets. Amortization of leasehold improvements is calculated using the straight-line method over the lesser of the term of the leases or the estimated useful life of the improvements. Accumulated depreciation and amortization on property and equipment and leasehold improvements was $50,971 and $46,292 at December 31, 1999 and 1998,

--------------------------------------------------------------------------------
              Notes to Consolidated Financial Statements, continued
                            (In Thousands of Dollars)
--------------------------------------------------------------------------------

respectively. Related depreciation and amortization expense was $8,441, $8,586 and $8,183 for the years ended December 31, 1999, 1998 and 1997, respectively.

Goodwill represents the excess of the cost of the businesses acquired over the fair value of their net assets. These costs are amortized on a straight-line basis over not more than 40 years and are included in other assets in the Consolidated Balance Sheets. Unamortized goodwill included in other assets amounted to $17,228 and $16,126 at December 31, 1999 and 1998, respectively. Goodwill amortization was $1,008, $806 and $808 for 1999, 1998 and 1997, respectively.


Deferred Acquisition Costs
Costs of acquiring new insurance and annuity contracts, which vary with and are primarily related to the production of new business, have been deferred to the extent that such costs are deemed recoverable from future gross profits. Such costs include commissions, certain costs of policy issuance and underwriting, and certain variable agency expenses.

Deferred acquisition costs related to participating traditional and universal life insurance policies and annuity products without mortality risk that include significant surrender charges are being amortized over the lesser of the estimated or actual contract life in proportion to estimated gross profits arising principally from interest, mortality and expense margins and surrender charges. The effects on amortization of deferred acquisition costs of revisions to estimated gross profits are reflected in earnings in the period such estimated gross profits are revised. Deferred acquisition costs are reviewed to determine that the unamortized portion of such costs is recoverable from future estimated gross profits. Certain costs and expenses reported in the consolidated income statements are net of amounts deferred.

Separate Accounts
Separate Account assets and liabilities represent segregated funds administered and invested by the Company primarily for the benefit of variable life insurance policyholders and annuity and pension contractholders, including certain of the Company's benefit plans. The value of the assets in the Separate Accounts reflects the actual investment performance of the respective accounts and is not guaranteed by the Company. The carrying value for Separate Account assets and liabilities approximates the estimated fair value of the underlying assets.

Insurance Liabilities and Revenue Recognition
Participating Traditional Life and Life Contingent Annuity Products

Future policy benefits include reserves for participating traditional life insurance and life contingent annuity products and are established in amounts adequate to meet the estimated future obligations of the policies in force. Liabilities for participating traditional life products are computed using the net level premium method, using assumptions for investment yields, mortality, morbidity and withdrawals, which are consistent with the dividend fund interest rate and mortality rates used in calculating cash surrender values. Interest rate assumptions used in the calculation of the liabilities for participating traditional life products ranged from 2.25% to 4.5%. Premiums are recognized as income when due. Death and surrender benefits are reported in expense as incurred.

Liabilities for life contingent annuity products are computed by estimating future benefits and expenses. Assumptions are based on Company experience projected at the time of policy issue, with provision for adverse deviations. Interest rate assumptions range from 2.25% to 13.25%. Premiums are recognized as income as they are received. Death and surrender benefits are reported in expense as incurred.

Universal Life Products and Other Annuity Products
Other policyholder funds represent liabilities for universal life and investment-type annuity products. The liabilities for these products are based on the contract account value which consists of deposits received from customers and investment earnings on the account value, less administrative and expense charges. The liability for universal life products is also reduced by mortality charges. Liabilities for the non-life contingent annuity products are computed

--------------------------------------------------------------------------------
              Notes to Consolidated Financial Statements, continued
                            (In Thousands of Dollars)
--------------------------------------------------------------------------------

by estimating future benefits and expenses. Assumptions are based on Company experience projected at the time of policy issue. Interest rate assumptions range from 2.0% to 11.25%.

Contract charges assessed against account value for universal life and investment-type annuities are reflected as policy fee income in revenue. Interest credited to account values and universal life benefit claims in excess of fund values are reflected as benefit expense.

Policyholders' Dividends
The majority of the Company's insurance products have been issued on a participating basis. As of December 31, 1999, participating insurance expressed as a percentage of insurance in force is 91%, and as a percentage of premium income is 83%. The amount of policyholders' dividends to be paid is approved annually by the Board of Trustees. The aggregate amount of policyholders' dividends is calculated based on actual interest, mortality, morbidity and expense experience for the year and on management's judgment as to the appropriate level of equity to be retained by the Company. The carrying value of this liability approximates the earned amount and fair value at December 31, 1999.

Broker/Dealer Revenue Recognition
Broker-dealer transactions in securities and listed options, including related commission revenue and expense, are recorded on a settlement-date basis. There would be no material effect on the financial statements if such transactions were recorded on a trade-date basis.

Federal Income Taxes
The Company files a consolidated federal income tax return with its life and non-life insurance subsidiaries. Federal income taxes are charged or credited to operations based upon amounts estimated to be payable or recoverable as a result of taxable operations for the current year. Deferred income tax assets and liabilities are established to reflect the impact of temporary differences between the amount of assets and liabilities recognized for financial reporting purposes and such amounts recognized for tax purposes. These deferred tax assets or liabilities are measured by using the enacted tax rates expected to apply to taxable income in the period in which the deferred tax liabilities or assets are expected to be settled or realized.

Reinsurance

In the normal course of business, the Company seeks to limit its exposure to loss on any single insured and to recover a portion of benefits paid by ceding reinsurance to other insurance enterprises or reinsurers under excess coverage and coinsurance contracts. The Company has set its retention limit for acceptance of risk on life insurance policies at various levels up to $1,250.

Insurance liabilities are reported before the effects of reinsurance. Reinsurance receivables (including amounts related to insurance liabilities) are reported as assets. Estimated reinsurance receivables are recognized in a manner consistent with the liabilities related to the underlying reinsured contracts.

Reclassification
Certain 1998 and 1997 amounts have been reclassified to conform with 1999 presentation.

2. DISCONTINUED OPERATIONS:
During 1999, the Company decided to exit the Disability Income (DI) line of business and entered into an indemnity reinsurance agreement with Christian Mutual Life Insurance Company and ACE Bermuda Ltd. to cede all of its remaining risk associated with this line. Under the agreement, effective July 1, 1999, the Company agreed to transfer assets with a fair market value of $167,750 to reinsure net liabilities of $139,889. The Company recognized a pretax loss of $37,661 on this transaction, including costs of sale. Under the agreement, 95% of the assets and liabilities were transferred to the reinsurer effective July 1, 1999. The remaining 5% of the related assets are being held in an escrow account under the Company's control, pending approval of the transaction by the State of New York. Accordingly,

--------------------------------------------------------------------------------
              Notes to Consolidated Financial Statements, continued
                            (In Thousands of Dollars)
--------------------------------------------------------------------------------

reserves for payment of future policy benefits at December 31, 1999 include $7,458 related to the remaining 5% of the DI business.

As this is a disposal of a segment of business, the Company has modified the presentation in the accompanying income statements to separate the results of operations attributable to this business. Revenue from discontinued operations for the year ended December 31, 1999, 1998 and 1997 were $16,855, $28,854 and $29,884, respectively.

The reinsurance agreement is secured for the Company by a collateralized trust which names the Company as the beneficiary. As of December 31, 1999, the Company had a reinsurance recoverable from Christian Mutual of $141,707 which was secured by investment grade securities with a market value of $155,046 held in trust.

3.  INVESTMENTS:

Debt Securities

The following tables summarize the Company's investment in debt securities, including redeemable preferred stocks. All debt securities are classified as available for sale and are carried at estimated fair value. Amortized cost is net of cumulative writedowns for other than temporary declines in value of $8,703 and $3,056 as of December 31, 1999 and 1998, respectively.

                                                                        December 31, 1999
                                                 --------------------------------------------------------------
                                                                    Gross             Gross          Estimated
                                                  Amortized       Unrealized       Unrealized          Fair
                                                    Cost            Gains            Losses            Value
                                                 ----------       ----------       ----------       ----------
U.S. Treasury securities and U.S.
     Government and agency securities            $   10,527       $      119       $      178       $   10,468
States and political subdivisions                    11,600             --                 58           11,542
Foreign governments                                  19,854              758             --             20,612
Corporate securities                              2,678,302           69,875          116,357        2,631,820
Mortgage and other asset-backed securities        2,106,506            9,975           58,011        2,058,470
                                                 ----------       ----------       ----------       ----------
     Total bonds                                  4,826,789           80,727          174,604        4,732,912


Redeemable preferred stocks                             360             --                 11              349
                                                 ----------       ----------       ----------       ----------
     Total                                       $4,827,149       $   80,727       $  174,615       $4,733,261
                                                 ==========       ==========       ==========       ==========


                                                                          December 31, 1998
                                                 --------------------------------------------------------------
                                                                     Gross             Gross         Estimated
                                                  Amortized        Unrealized       Unrealized         Fair
                                                     Cost            Gains            Losses           Value
                                                 ----------       ----------       ----------       ----------
U.S. Treasury securities and U.S.
     Government and agency securities            $   13,109       $    1,271       $     --         $   14,380
States and political subdivisions                    12,094            2,216             --             14,310
Foreign governments                                  24,920            3,323             --             28,243
Corporate securities                              3,058,066          299,489            4,956        3,352,599
Mortgage and other asset-backed securities        2,006,891           86,271            4,399        2,088,763
                                                 ----------       ----------       ----------       ----------
     Total bonds                                  5,115,080          392,570            9,355        5,498,295


Redeemable preferred stocks                           2,696             --                 67            2,629
                                                 ----------       ----------       ----------       ----------
     Total                                       $5,117,776       $  392,570       $    9,422       $5,500,924
                                                 ==========       ==========       ==========       ==========

--------------------------------------------------------------------------------
              Notes to Consolidated Financial Statements, continued
                            (In Thousands of Dollars)
--------------------------------------------------------------------------------

The following table summarizes the amortized cost and estimated fair value of debt securities, including redeemable preferred stocks, as of December 31, 1999 by contractual maturity.

                                                                    Amortized        Estimated
                    Years to maturity:                                 Cost         Fair Value
                                                                   ----------       ----------
                    One or less                                    $  226,324       $  215,589
                    After one through five                            247,287          248,905
                    After five through ten                            523,294          545,057
                    After ten                                       1,723,378        1,664,891
                    Mortgage and other asset-backed securities      2,106,506        2,058,470
                                                                   ----------       ----------
                         Total bonds                                4,826,789        4,732,912
                    Redeemable preferred stocks                           360              349
                                                                   ----------       ----------

                         Total                                     $4,827,149       $4,733,261
                                                                   ==========       ==========

Expected maturities may differ from contractual maturities because certain borrowers have the right to call or prepay obligations with or without call or prepayment penalties. Mortgage and other asset-backed securities are presented separately in the maturity schedule due to the potential for prepayment. The weighted average life of these securities is 7.5 years.

At December 31, 1999, the Company held $2,058,470 in mortgage and other asset-backed securities. The structured securities portfolio consists of commercial and residential mortgage pass-through holdings totaling $1,675,587 and securities backed by credit card receivables, auto loans, home equity and manufactured housing loans totaling $382,883. These securities follow a structured principal repayment schedule and are of high credit quality. Securities totaling $1,412,879 are rated AAA and include $16,617 of interest-only tranches . As of December 31, 1999 and 1998, the Company's investments included $370,541 and $475,699, respectively, of the tranches retained from the 1996 securitization of the Company's commercial mortgage loan portfolio. These investments represented 37% and 42% of equity at December 31, 1999 and 1998, respectively.

At December 31, 1999, the largest industry concentration of the Company's portfolio was investments in the finance industry of $506,017 representing 11% of the total debt portfolio.

Proceeds during 1999, 1998 and 1997 from sales of available-for-sale securities were $1,623,191, $1,931,269 and $1,353,112, respectively. Gross gains and gross losses realized on those sales were $18,843 and $17,702, respectively, during 1999, $37,324 and $35,257, respectively, during 1998 and $21,799 and $8,990, respectively, during 1997.

The Company's investment portfolio of debt securities is predominantly comprised of investment grade securities. At December 31, 1999 and 1998, debt securities with amortized cost totaling $218,351 and $192,724, respectively, were less than investment grade. At December 31, 1999 and 1998, the Company held securities with a carrying value of $0 and $9,170, respectively, which were to be restructured pursuant to commenced negotiations. The Company did not hold any debt securities which were non-income producing for the preceding twelve months as of December 31, 1999 and 1998.

Equity Securities
During 1999, 1998 and 1997, the proceeds from sales of equity securities amounted to $12,003, $35,496 and $20,374, respectively. The gross gains and gross losses realized on those sales were $89 and $352, $3,095 and $239 and $975 and $239 for 1999, 1998 and 1997, respectively

--------------------------------------------------------------------------------
              Notes to Consolidated Financial Statements, continued
                            (In Thousands of Dollars)
--------------------------------------------------------------------------------

Mortgage Loans

The following tables summarize the carrying value of mortgage loans, by property type and geographic concentration, at December 31.

                                                                     1999                     1998
                                                                  ------------             ------------
                     Property Type
                        Office building                               $ 1,366                  $ 9,204
                        Retail                                          8,414                    5,553
                        Dwellings                                      16,062                   24,741
                        Other                                           2,773                    3,130
                        Valuation Allowance                            (1,500)                  (3,800)
                                                                  ------------             ------------
                          Total                                       $27,115                  $38,828
                                                                  ============             ============



                                                                     1999                     1998
                                                                  ------------             ------------
                     Geographic Concentration
                        Northeast                                     $ 5,506                  $10,273
                        Midwest                                         5,515                    5,728
                        South                                          11,612                   12,075
                        West                                            5,982                   14,552
                        Valuation Allowance                            (1,500)                  (3,800)
                                                                  ------------             ------------
                          Total                                       $27,115                  $38,828
                                                                  ============             ============

The following table presents changes in the mortgage loan valuation allowance for the years presented:
                                                                     1999                     1998
                                                                  ------------             ------------
                     Balance at January 1                             $ 3,800                  $ 3,800
                        Reduction in provision                         (2,300)                       -
                        Charge-offs                                         -                        -
                                                                  ------------             ------------
                     Balance at December 31                           $ 1,500                  $ 3,800
                                                                  ============             ============

As of December 31, 1999 and 1998, the Company's mortgage loan portfolio contained no loans delinquent over 60 days or in foreclosure and there were no non-income producing mortgage loans for the preceding twelve months.

During 1999 and 1998, the Company did not restructure the terms of any outstanding mortgages. As of December 31, 1999 and 1998, the mortgage loan portfolio included $2,275 and $2,555, respectively, of restructured mortgage loans.

Restructured mortgage loans include commercial loans for which the basic terms, such as interest rate, maturity date, collateral or guaranty have been changed as a result of actual or anticipated delinquency. Restructures do not include mortgages refinanced upon maturity at or above current market rates. Gross interest income on restructured mortgage loans on real estate that would have been recorded in accordance with the original terms of such loans amounted to $305 and $258 in 1999 and 1998, respectively. Gross interest income from these loans included in net investment income totaled $211 and $236 in 1999 and 1998, respectively.

--------------------------------------------------------------------------------
              Notes to Consolidated Financial Statements, continued
                            (In Thousands of Dollars)
--------------------------------------------------------------------------------

At December 31, 1999 and 1998, no loans were considered to be impaired. The Company had no investments in impaired loans during the year ended December 31, 1999. The average recorded investment in impaired loans during the year ended December 31, 1998 was approximately $6,184. During 1998, $163 was received on these impaired loans which was applied to the outstanding principal balance or will be applied to principal at the date of foreclosure.

Real Estate
The following table summarizes the carrying value of the Company's real estate holdings at December 31.

                                                                 1999                     1998
                                                             -------------            -------------
                   Investment                                     $19,461                  $19,111
                   Properties held for sale                             -                    1,914
                   Less: Valuation allowance                       (4,000)                  (5,234)
                                                             -------------            -------------
                        Total                                     $15,461                  $15,791
                                                             =============            =============

At December 31, 1999 and 1998, accumulated depreciation on real estate amounted to $7,233 and $6,218, respectively. Depreciation expense on real estate totaled $1,015, $1,071 and $5,709 for the years ended December 31, 1999, 1998 and 1997, respectively. During 1997, the Company sold its largest real estate investment for $65,007 cash to an unrelated buyer. At the date of the sale, this property had a carrying value of $61,914, net of related reserves, resulting in a gain of $3,093.

Other
Investments on deposit with regulatory authorities as required by law were $6,444 and $7,104 at December 31, 1999 and 1998, respectively.


4.  INVESTMENT  INCOME AND CAPITAL GAINS:
----------------------------------------
The following table summarizes the sources of investment income, excluding investment gains/(losses), for the year ended December 31.

                                                                  1999                 1998                1997

                                                              -------------        -------------       -------------
           Debt securities                                       $ 385,963            $ 395,628           $ 390,852
           Equity securities                                           311                  206               1,371
           Mortgage loans                                            2,706                4,268              12,098
           Real estate                                               2,209                2,903              17,519
           Policy loans                                             39,371               39,760              40,921
           Short-term investments                                      830                2,032               2,428
           Other invested assets                                    17,446               11,330              21,268
                                                              -------------        -------------       -------------
           Gross investment income                                 448,836              456,127             486,457
                 Less: Investment expense                           11,104               11,430              26,251
                 Less: Discontinued operations                       6,510               11,167              12,071
                                                              -------------        -------------       -------------
           Investment income, net                                $ 431,222            $ 433,530           $ 448,135
                                                              =============        =============       =============


--------------------------------------------------------------------------------
              Notes to Consolidated Financial Statements, continued
                            (In Thousands of Dollars)
--------------------------------------------------------------------------------

The following table summarizes net realized capital gains/(losses) on investments for the year ended December 31. Net realized capital gains/(losses) include decreases in valuation allowances of $1,066, $235 and $3,154 in 1999, 1998 and 1997, respectively.

                                                                   1999                1998               1997

                                                               -------------       -------------      -------------
           Debt securities                                        $ (4,506)             $   110           $ 12,991
           Equity securities                                          (263)               2,856                417
           Mortgage loans                                            2,300                  210                280
           Real estate                                                 173                4,148               (684)
           Other                                                     2,430               (2,109)              (811)
           Amortization of deferred acquisition costs                  669               (1,303)            (2,538)
                                                               -------------       -------------      -------------
           Net realized capital gains/(losses)                     $   803             $  3,912           $  9,655
                                                               =============       =============      =============


The following table summarizes the change in unrealized gains and losses for investments carried at fair value which are reflected in other comprehensive income for the year ended December 31.

                                                                    1999                  1998               1997
                                                               ----------------       -------------      -------------
           Unrealized gains/(losses):
                Debt securities                                   $ (477,036)            $ 86,594          $ 160,850
                Equity securities                                        (43)              (2,092)               408
                Other                                                  5,555               (2,091)           (14,581)
                                                               ----------------       -------------      -------------
                                                                    (471,524)              82,411            146,677
                                                               ----------------       -------------      -------------
           Less:
                Deferred policy acquisition costs                    117,050              (12,841)           (45,043)
                Deferred income taxes                                123,937              (24,440)           (35,355)
                                                               ----------------       -------------      -------------

           Net change in unrealized gains/(losses)                $ (230,537)            $ 45,130           $ 66,279
                                                               ================       =============      =============

The following table sets forth the reclassification adjustment required to avoid double-counting in comprehensive income items that are included as part of net income for a period that also had been part of other comprehensive income in earlier periods:

           Reclassification Adjustments                                 1999                1998                1997
                                                                    --------------      --------------      -------------
           Unrealized holding gains/(losses) arising
                during period                                         $ (255,859)            $ 53,576           $ 71,797
           Reclassification adjustment for gains included
                in net income                                             25,322                8,446              5,518
                                                                    --------------      --------------      -------------
           Unrealized gains/(losses) on investments, net
               of reclassification adjustment                         $ (230,537)            $ 45,130           $ 66,279
                                                                    ==============      ==============      =============


Reclassification adjustments reported in the above table for the years ended December 31, 1999, 1998 and 1997 are net of income tax expense of $13,635, $7,679 and $4,519, respectively, and $11,760, $5,815 and $2,875, respectively, relating to the effects of such amounts on deferred acquisition costs.

--------------------------------------------------------------------------------
              Notes to Consolidated Financial Statements, continued
                            (In Thousands of Dollars)
--------------------------------------------------------------------------------

5.  FAIR VALUE INFORMATION:
The following table summarizes the carrying value and estimated fair value of the Company's financial instruments as of December 31, 1999 and 1998.

                                                             1999                                 1998
                                                        ---------------------------------    ---------------------------------
                                                           Carrying            Fair             Carrying            Fair
                                                            Value              Value             Value              Value
                                                        ---------------    --------------    ---------------    --------------
     Financial Assets:
        Debt securities, available for sale                $ 4,733,261       $ 4,733,261        $ 5,500,924       $ 5,500,924
        Equity securities
             Common stock                                          276               276                158               158
             Non-redeemable preferred stocks                     3,673             3,673              4,003             4,003
        Mortgage loans                                          27,115            28,615             38,828            42,675
        Policy loans                                           642,420           612,501            638,376           605,144
        Cash and cash equivalents                               37,481            37,481             24,468            24,468
        Short-term investments                                   6,934             6,934              1,024             1,024
        Separate account assets                              2,865,366         2,865,366          2,302,937         2,302,937
        Other invested assets                                  137,766           137,766             98,571            98,571

     Financial Liabilities:
        Investment-type contracts
             Individual annuities                            $ 997,686       $ 1,011,298        $ 1,108,274       $ 1,143,373
             Guaranteed investment contracts                    22,786            21,353             39,571            40,556
             Other group annuities                              85,465            85,213            113,974           115,422
             Other policyholder funds                          339,937           339,937            340,761           340,761
                                                        ---------------    --------------    ---------------    --------------
       Total policyholder funds                              1,445,874         1,457,801          1,602,580         1,640,112
       Policyholder's dividends payable                         28,770            28,770             30,532            30,532
       Separate account liabilities                          2,865,366         2,865,366          2,302,937         2,302,937

The estimated fair values for the Company's investments in debt and equity securities are based on quoted market prices, where available. In situations where market prices are not readily available, primarily private placements, fair values are estimated using a formula pricing method based on fair values of securities with similar characteristics. The estimated fair value of currently performing mortgage loans is estimated by discounting the cash flows associated with the investment, using an interest rate currently offered for similar loans to borrowers with similar credit ratings. Loans with similar credit quality, characteristics and time to maturity are aggregated for purposes of discounted cash flow analysis. Assumptions regarding credit risk, cash flows and discount rates are determined using the available market and borrower-specific information. The estimated fair value for non-performing loans is based on the estimated fair value of the underlying real estate, which is based on recent appraisals or other estimation techniques. The estimated fair value of policy loans is calculated by discounting estimated future cash flows using interest rates currently being offered for similar loans. Loans with similar characteristics are aggregated for purposes of the calculations. The carrying values of cash, cash equivalents, short-term investments and separate account assets approximate their fair values. The estimated fair values for the venture capital limited partnerships are based on values determined by the partnerships' managing general partners. The resulting estimated fair values may not be indicative of the value which could be negotiated in an actual sale.

--------------------------------------------------------------------------------
              Notes to Consolidated Financial Statements, continued
                            (In Thousands of Dollars)
--------------------------------------------------------------------------------

The fair values of the Company's liabilities for individual annuities, guaranteed investment contracts and certain group annuities are estimated by discounting the cash flows associated with the contracts, using an interest rate currently offered for similar contracts with maturities similar to those remaining for the contracts being valued. The statement values of policyholders' dividends payable and separate account liabilities approximate their fair values.

Currently, disclosure of estimated fair values is not required for all the Company's assets and liabilities. Therefore, presentation of the estimated fair value of a significant portion of assets without a corresponding valuation of liabilities associated with insurance contracts can be misinterpreted. The estimated fair values of liabilities under all of the Company's contracts are considered in the overall management of interest rate risk. The continuing management of the relationship between the maturities of the Company's investments and the amounts due under insurance contracts reduces the Company's exposure to changing interest rates.

The Company is exposed to interest rate risk on its interest-sensitive products. The Company's investment strategy is designed to minimize interest risk by managing the durations and anticipated cash flows of the Company's assets and liabilities.

To minimize exposure and reduce risk from exchange and interest rate fluctuations in the normal course of business, the Company enters into interest rate swap programs for purposes other than trading. As of December 31, 1999 and 1998, the Company had interest rate swaps with aggregate notional amounts equal to $20,000 and $95,000, respectively, with average unexpired terms of 7 months and 8 months, respectively. Interest rate swap agreements involve the exchange of fixed and floating rate interest payment obligations without an exchange of the underlying notional principal amounts. During the term of the swap, the net settlement amount is accrued as an adjustment to interest income. Gross unrealized gains and losses, which represent fair value based on dealer-quoted prices, were $335 and $0, respectively, at December 31, 1999 and $2,248 and $0, respectively, at December 31, 1998. These fair values represent the amount at risk if the counterparties default and the amount that the Company would receive to terminate the contracts, taking into account current interest rates and, where appropriate, the current creditworthiness of the counterparties.

In the normal course of business, the Company loans securities under arrangements in which collateral is obtained in amounts greater than the current market value of loaned securities. This collateral is held in the form of cash, cash equivalents or securities issued or guaranteed by the United States Government. The Company is at risk to the extent the value of loaned securities exceeds the value of the collateral obtained. The Company controls this risk by requiring collateral of the highest quality and requiring that additional collateral be deposited when the market value of loaned securities increases in relation to the collateral held or the value of the collateral held decreases in relation to the value of the loaned securities. The Company had loaned securities outstanding of $34,457 and $38,144 as of December 31, 1999 and 1998, respectively.

--------------------------------------------------------------------------------
              Notes to Consolidated Financial Statements, continued
                            (In Thousands of Dollars)
--------------------------------------------------------------------------------

6.  INCOME TAXES:
The Company follows the asset and liability method of accounting for income taxes whereby current and deferred tax assets and liabilities are recognized utilizing currently enacted tax laws and rates. Deferred taxes are adjusted to reflect tax rates at which future tax liabilities or assets are expected to be settled or realized.

Deferred income taxes reflect the impact for financial statement reporting purposes of temporary differences between the financial statement carrying amounts and tax basis of assets and liabilities. The significant temporary differences that give rise to the deferred tax assets and liabilities at December 31 relate to the following:

                                                                       1999                1998
                                                                   --------------      -------------
           Deferred tax assets
              Future policy benefits                                    $ 90,877           $ 92,909
              Dividend award                                              10,010             10,255
              Allowances for investment losses                             6,153              4,232
              Employee benefit liabilities                                30,479             29,762
              Unrealized investment losses                                17,934                  -
              Other                                                       17,256             18,677
                                                                   --------------      -------------
                     Total deferred tax asset                            172,709            155,835
                                                                   --------------      -------------

           Deferred tax liabilities
              Deferred acquisition costs                                 145,360            135,248
              Unrealized investment gains                                      -            105,993
              Other                                                       18,484             22,375
                                                                   --------------      -------------
                     Total deferred tax liability                        163,844            263,616
                                                                   --------------      -------------
           Net deferred tax liability                                     (8,865)           107,781
           Tax currently payable                                          40,784             34,853
                                                                   --------------      -------------
           Accrued income tax payable                                   $ 31,919          $ 142,634
                                                                   ==============      =============

The federal income taxes attributable to consolidated net income are different from the amounts determined by multiplying consolidated net income before federal income taxes by the expected federal income tax rate. The difference between the amount of tax at the U.S. federal income tax rate of 35% and the consolidated tax provision is summarized as follows:

                                                                       1999                1998               1997

                                                                   -------------       -------------      -------------
           Tax expense at 35%                                          $ 45,697            $ 50,443           $ 44,442
           Increase in income taxes resulting
           from:
              Differential earnings amount                                3,010               2,681              6,942

              Other                                                       2,299               4,565              2,528
                                                                   -------------       -------------      -------------
           Federal income tax expense                                  $ 51,006            $ 57,689           $ 53,912
                                                                   =============       =============      =============



--------------------------------------------------------------------------------
              Notes to Consolidated Financial Statements, continued
                            (In Thousands of Dollars)
--------------------------------------------------------------------------------

The make up of the tax expense/(benefit) is as follows:

                                                                       1999                1998               1997
                                                                   -------------       -------------      -------------
           Continuing operations                                       $ 66,324            $ 57,019           $ 51,323
           Discontinued operations:
                Operations                                               (2,137)                670              2,589

                Sale                                                    (13,181)                  -                  -
                                                                   -------------       -------------      -------------
           Total federal income tax expense                            $ 51,006            $ 57,689           $ 53,912
                                                                   =============       =============      =============

As a mutual life insurance company, the Company is subject to Internal Revenue Code provisions which require mutual, but not stock, life insurance companies to include the Differential Earnings Amount (DEA) in each year's taxable income. This amount is computed by multiplying the Company's average taxable equity base by a prescribed rate, which is intended to reflect the difference between stock and mutual companies' earnings rates.

The Internal Revenue Service has examined the Company's income tax returns through the year 1994 and is currently examining years 1995 through 1997. Management believes that an adequate provision has been made for potential assessments.


7.  BENEFIT  PLANS:
------------------

The following table summarizes the funded status and accrued benefit cost for the Company's defined benefit plans and other postretirement benefit plans as of December 31:

                                                                  Pension Benefits                  Other Benefits
                                                                  ----------------                  --------------
                                                                1999            1998             1999            1998
                                                            -------------   -------------    -------------   -------------
           Benefit Obligation                                  $(90,293)       $(90,428)        $(27,808)      $ (26,439)
           Fair value of plan assets                             63,616          53,349                -               -
                                                            -------------   -------------    -------------   -------------
           Funded Status                                       $(26,677)       $(37,079)        $(27,808)      $ (26,439)
                                                            =============   =============    =============   =============
           Accrued benefit cost recognized in the
              consolidated balance sheet                       $(25,861)       $(22,530)        $(44,205)      $ (44,558)

The weighted-average assumptions used to measure the actuarial present value of the projected benefit obligation were:

                                                                  Pension Benefits                  Other Benefits
                                                                  ----------------                  --------------
                                                                1999            1998             1999            1998
                                                            -------------   -------------    -------------   -------------
           Discount rate                                        6.75%           6.75%            6.75%           6.75%
           Expected return on plan assets                       8.00%           8.00%               -               -
           Rate of compensation increase                        5.50%           5.50%            5.00%           5.00%

At December 31, 1999, the assumed health care cost trend rate used in measuring the accumulated postretirement benefit obligation was 8% for 2000, grading to 5% for 2004. At December 31, 1998, the assumed health care cost trend rate used in measuring the accumulated postretirement benefit obligation was 8% for 1999, grading to 5% for 2004. The assumed health care cost trend rate used at December 31, 1997 in measuring the accumulated postretirement benefit obligation was 8.5% for 1998, grading to 5% for 2004. Assumed health care cost trend rates have a significant effect on the amounts reported for the health care plans.

--------------------------------------------------------------------------------
              Notes to Consolidated Financial Statements, continued
                            (In Thousands of Dollars)
--------------------------------------------------------------------------------

The contributions made and the benefits paid from the plans were:

                                                                  Pension Benefits                  Other Benefits
                                                                  ----------------                  --------------
                                                                1999            1998             1999            1998
                                                            -------------   -------------    -------------   -------------
           Benefit cost recognized in                           $  5,072        $  5,692         $  1,140          $  831
              consolidated income statement

           Employer contribution                                   1,741           6,687            1,493           1,415

           Plan participants' contribution
                                                                       -               -                -               -
           Benefits paid
                                                                   3,593           3,229            1,493           1,415

The Company maintains four defined contribution pension plans for substantially all of its employees and full-time agents. For two plans, designated contributions of up to 6% or 8% of annual compensation are eligible to be matched by the Company. Contributions for the third plan are based on tiered earnings of full-time agents. The last plan, which covers employees of a subsidiary, are determined on a discretionary basis by the Board of Directors of that subsidiary. For the years ended December 31, 1999, 1998 and 1997, the expense recognized for these plans was $11,192, $9,526 and $8,345, respectively. The estimated fair value of the defined contribution plans' assets at December 31, 1999 and 1998 was $300,170 and $260,706, respectively.

8.  REINSURANCE:
---------------
The Company has assumed and ceded reinsurance on certain life and annuity contracts under various agreements. Reinsurance permits recovery of a portion of losses from reinsurers, although the Company remains primarily liable as the direct insurer on all risks reinsured. The Company evaluates the financial strength of potential reinsurers and continually monitors the financial condition of present reinsurers to ensure that amounts due from reinsurers are collectible. The table below highlights the amounts shown in the accompanying financial statements.

                                                               Assumed             Ceded to
                                           Gross               From Other             Other                  Net
                                           Amount              Companies            Companies              Amount
                                       ---------------       ---------------      --------------       ----------------
     December 31, 1999:
       Life Insurance in Force           $ 33,554,483             $ 353,382         $ 8,185,527           $ 25,722,338
       Premiums
                                              149,187                 6,399              16,803                138,783
       Benefits
                                              455,518                15,629              32,705                438,442
       Reserves
                                            5,446,024                   175             220,656              5,225,543

     December 31, 1998:
       Life Insurance in Force           $ 32,066,821           $ 5,115,520         $ 5,954,701           $ 31,227,640
       Premiums
                                              166,708                10,586               5,940                171,354
       Benefits
                                              457,239                15,710              17,913                455,036
       Reserves
                                            5,594,712                 1,688              62,198              5,534,202

For the years ended December 31, 1999 and 1998, the above numbers include premiums from discontinued operations of $8,267 and $16,739, respectively, and benefits from discontinued operations of $8,651 and $9,888, respectively.

During 1997, the Company had gross premiums of $190,754, assumed premiums of $11,189 and ceded premiums of $6,723 and gross benefits of $492,857, assumed benefits of $14,293 and ceded benefits of $26,916. Reinsurance receivables with a carrying value of $205,559 and $55,119 were associated with a single reinsurer at December 31, 1999 and 1998, respectively.

--------------------------------------------------------------------------------

                            (In Thousands of Dollars)

--------------------------------------------------------------------------------


9. COMMITMENTS AND CONTINGENCIES:
--------------------------------
The Company and its subsidiaries are respondents in a number of proceedings, some of which involve extra-contractual damage in addition to other damages. In addition, insurance companies are subject to assessments, up to statutory limits, by state guaranty funds for losses of policyholders of insolvent insurance companies. In the opinion of management, the outcome of the proceedings and assessments are not likely to have a material adverse effect on the financial position of the Company.

The Company, in the ordinary course of business, extends commitments relating to its investment activities. As of December 31, 1999, the Company had outstanding commitments totaling $70,757 relating to these investment activities. The fair value of these commitments approximates the face amount.


10. STATUTORY  INFORMATION:
---------------------------
State insurance regulatory authorities prescribe or permit statutory accounting practices for calculating net income and capital and surplus which differ in certain respects from generally accepted accounting principles (GAAP). The significant differences relate to deferred acquisition costs, which are charged to expenses as incurred; federal income taxes, which reflect amounts that are currently taxable; and benefit reserves, which are determined using prescribed mortality, morbidity and interest assumptions, and which, when considered in light of the assets supporting these reserves, adequately provide for obligations under policies and contracts. In addition, the recording of impairments in the value of investments generally lags recognition under GAAP.


The combined insurance companies' statutory capital and surplus at December 31, 1999 and 1998 was $558,700 and $495,212, respectively. The combined insurance companies' net income, determined in accordance with statutory accounting practices, for the years ended December 31, 1999, 1998 and 1997, was $76,680, $83,676 and $63,613, respectively.

The National Association of Insurance Commissioners has released a comprehensive guide to Statutory Accounting Principles, Accounting Practices and Procedures Manual - version effective January 1, 2001, (Codification) to provide a consistent basis of statutory accounting effective for years ending December 31, 2001. The Company does not expect the adoption of Codification to have a material effect on its statutory capital and surplus.

REPORT OF INDEPENDENT AUDITORS


The Board of Trustees
The Penn Mutual Life Insurance Company
Philadelphia, Pennsylvania

We have audited the accompanying consolidated balance sheets of The Penn Mutual Life Insurance Company and subsidiaries as of December 31, 1999 and 1998, and the related consolidated income statements, statements of changes in equity, and statements of cash flows for each of the three years in the period ended December 31, 1999. These consolidated financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the consolidated financial statements referred to above present fairly, in all material respects, the consolidated financial position of The Penn Mutual Life Insurance Company and subsidiaries as of December 31, 1999 and 1998, and the results of their operations and their cash flows for each of the three years in the period ended December 31, 1999, in conformity with accounting principles generally accepted in the United States.


                                                           /s/ ERNST & YOUNG LLP

Philadelphia, Pennsylvania
January 28, 2000

--------------------------------------------------------------------------------
Appendix A
--------------------------------------------------------------------------------

                         Sample Minimum Initial Premiums

         The following table shows for Insureds of varying ages, the minimum initial premium for a Policy with a basic death benefit indicated. This table assumes the Insureds will be placed in a nonsmoker class and that no supplemental benefits will be added to the base Policy.

--------------------------------------------------------------------------------
Issue Age                                                     Minimum Initial
Of Insured       Sex of Insured      Base Death Benefit           Premium
--------------------------------------------------------------------------------
    25                 M                  $50,000                  $303
--------------------------------------------------------------------------------
    30                 F                  $75,000                  $426
--------------------------------------------------------------------------------
    35                 M                  $75,000                  $484
--------------------------------------------------------------------------------
    40                 F                  $100,000                 $712
--------------------------------------------------------------------------------
    45                 M                  $100,000                 $897
--------------------------------------------------------------------------------
    50                 F                  $100,000                 $1,018
--------------------------------------------------------------------------------
    55                 M                  $100,000                 $1,369
--------------------------------------------------------------------------------
    60                 F                  $75,000                  $1,227
--------------------------------------------------------------------------------
    65                 M                  $75,000                  $1,941
--------------------------------------------------------------------------------
    70                 F                  $50,000                  $1,593
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Appendix B
--------------------------------------------------------------------------------

                  Mortality and Expense Risk Face Amount Charge
                 Current Rates per $1,000 of Initial Face Amount

                   Non-Tobacco                                                    Tobacco

Issue Age         Male             Female          Unisex           Male            Female           Unisex
    5             0.07              0.06            0.06            0.07             0.06             0.06
   10             0.07              0.06            0.06            0.07             0.06             0.06
   15             0.08              0.07            0.08            0.08             0.07             0.08
   20             0.07              0.07            0.07            0.09             0.08             0.09
   25             0.08              0.08            0.08            0.10             0.09             0.10
   30             0.09              0.09            0.09            0.11             0.10             0.11
   35             0.10              0.09            0.10            0.12             0.10             0.12
   40             0.12              0.11            0.11            0.13             0.12             0.13
   45             0.13              0.12            0.13            0.14             0.13             0.14
   50             0.15              0.14            0.14            0.16             0.15             0.16
   55             0.16              0.15            0.16            0.18             0.16             0.18
   60             0.18              0.16            0.18            0.20             0.18             0.20
   65             0.20              0.17            0.19            0.22             0.20             0.22
   70             0.22              0.20            0.21            0.24             0.22             0.23
   75             0.23              0.22            0.23            0.25             0.23             0.25
   80             0.25              0.24            0.25            0.27             0.25             0.26
   85             0.27              0.25            0.27            0.28             0.26             0.28

  Representative figures shown. For issue ages not listed, please ask your registered representative.



                  Mortality and Expense Risk Face Amount Charge
               Guaranteed Rates per $1,000 of Initial Face Amount


                  Non-Tobacco                                                  Tobacco

Issue Age         Male             Female          Unisex           Male              Female         Unisex
    5             0.08              0.07            0.08            0.08               0.07           0.08
   10             0.08              0.07            0.08            0.08               0.07           0.08
   15             0.10              0.08            0.09            0.10               0.08           0.09
   20             0.08              0.07            0.08            0.10               0.08           0.10
   25             0.10              0.09            0.09            0.12               0.10           0.11
   30             0.10              0.09            0.10            0.13               0.10           0.13
   35             0.13              0.11            0.12            0.16               0.13           0.15
   40             0.15              0.13            0.14            0.19               0.15           0.18
   45             0.18              0.15            0.17            0.23               0.17           0.22
   50             0.22              0.18            0.21            0.28               0.21           0.27
   55             0.28              0.23            0.27            0.29               0.26           0.29
   60             0.29              0.28            0.29            0.29               0.29           0.29
   65             0.29              0.29            0.29            0.29               0.29           0.29
   70             0.29              0.29            0.29            0.29               0.29           0.29
   75             0.29              0.29            0.29            0.29               0.29           0.29
   80             0.29              0.29            0.29            0.29               0.29           0.29
   85             0.29              0.29            0.29            0.29               0.29           0.29

  Representative figures shown. For issue ages not listed, please ask your registered representative.

--------------------------------------------------------------------------------
Appendix C
--------------------------------------------------------------------------------

                  Mortality and Expense Risk Face Amount Charge
               Guaranteed Rates per $1,000 of Initial Face Amount
                        Supplemental Term Insurance Rider

                  Non-Tobacco                                                  Tobacco

Issue Age         Male             Female          Unisex           Male             Female          Unisex
    5             0.13              0.12            0.13            0.13              0.12            0.13
   10             0.13              0.12            0.13            0.13              0.12            0.13
   15             0.15              0.13            0.14            0.15              0.13            0.14
   20             0.13              0.12            0.13            0.15              0.13            0.15
   25             0.15              0.14            0.14            0.17              0.15            0.16
   30             0.15              0.14            0.15            0.18              0.15            0.18
   35             0.18              0.16            0.17            0.21              0.18            0.20
   40             0.20              0.18            0.19            0.24              0.20            0.23
   45             0.23              0.20            0.22            0.28              0.22            0.27
   50             0.27              0.23            0.26            0.33              0.26            0.32
   55             0.33              0.28            0.32            0.34              0.31            0.34
   60             0.34              0.33            0.34            0.34              0.34            0.34
   65             0.34              0.34            0.34            0.34              0.34            0.34
   70             0.34              0.34            0.34            0.34              0.34            0.34
   75             0.34              0.34            0.34            0.34              0.34            0.34
   80             0.34              0.34            0.34            0.34              0.34            0.34
   85             0.34              0.34            0.34            0.34              0.34            0.34


  Representative figures shown. For issue ages not listed, please ask your registered representative.

--------------------------------------------------------------------------------
Appendix D
--------------------------------------------------------------------------------


   Applicable Percentages Under the Guideline Premium/Cash Value Corridor Test

Attained              Attained             Attained                Attained                  Attained
   Age        %         Age        %          Age        %            Age           %          Age         %
--------     ---      --------    ---      --------     ---        --------        ---       --------     ---
   0-40      250%        51       178%         62       126%           73          109%         84        105%
    41       243%        52       171%         63       124%           74          107%         85        105%
    42       236%        53       164%         64       122%           75          105%         86        105%
    43       229%        54       157%         65       120%           76          105%         87        105%
    44       222%        55       150%         66       119%           77          105%         88        105%
    45       215%        56       146%         67       118%           78          105%         89        105%
    46       209%        57       142%         68       117%           79          105%         90        105%
    47       203%        58       138%         69       116%           80          105%         91        104%
    48       197%        59       134%         70       115%           81          105%         92        103%
    49       191%        60       130%         71       113%           82          105%         93        102%
    50       185%        61       128%         72       111%           83          105%        94-99      101%

      Sample Applicable Percentages Under the Cash Value Accumulation Test

                                             Male Non-Tobacco

Attained                Attained                Attained              Attained                Attained
  Age           %          Age        %           Age          %         Age          %          Age         %
--------       ---      --------     ---        --------      ---     --------       ---      --------      ---
  0-19         N/A         36       417.61%       53        240.32%      69        156.24%       85        119.81%
   20        699.48%       37       403.76%       54        233.12%      70        152.83%       86        118.55%
   21        679.26%       38       390.40%       55        226.22%      71        149.57%       87        117.38%
   22        659.36%       39       377.52%       56        219.61%      72        146.49%       88        116.28%
   23        639.73%       40       365.11%       57        213.30%      73        143.58%       89        115.23%
   24        620.39%       41       353.15%       58        207.25%      74        140.85%       90        114.21%
   25        601.33%       42       341.65%       59        201.45%      75        138.30%       91        113.20%
   26        582.53%       43       330.57%       60        195.91%      76        135.91%       92        112.17%
   27        564.06%       44       319.91%       61        190.60%      77        133.67%       93        111.08%
   28        545.97%       45       309.63%       62        185.53%      78        131.57%       94        109.92%
   29        528.29%       46       299.75%       63        180.70%      79        129.58%       95        108.65%
   30        511.04%       47       290.24%       64        176.09%      80        127.70%       96        107.27%
   31        494.24%       48       281.10%       65        171.71%      81        125.91%       97        105.80%
   32        477.93%       49       272.29%       66        167.55%      82        124.22%       98        104.25%
   33        462.11%       50       263.82%       67        163.60%      83        122.64%       99        102.60%
   34        446.78%       51       255.67%       68        159.83%      84        121.17%       100       100.00%
   35        431.94%       52       247.84%

                                          Female Non-Tobacco

Attained                Attained               Attained              Attained                 Attained
   Age          %          Age         %         Age           %        Age           %          Age        %
--------       ---      --------      ---      --------       ---    --------        ---      --------     ---
  0-19         N/A         36       468.31%       53        270.97%      69        171.23%       85       122.77%
   20        796.54%       37       452.83%       54        262.85%      70        166.87%       86       121.08%
   21        771.20%       38       437.93%       55        255.03%      71        162.66%       87       119.50%
   22        746.54%       39       423.58%       56        247.50%      72        158.63%       88       118.03%
   23        722.57%       40       409.78%       57        240.24%      73        154.80%       89       116.64%
   24        699.24%       41       396.51%       58        233.24%      74        151.16%       90       115.32%
   25        676.63%       42       383.77%       59        226.46%      75        147.74%       91       114.03%
   26        654.62%       43       371.51%       60        219.89%      76        144.52%       92       112.76%
   27        633.28%       44       359.71%       61        213.54%      77        141.49%       93       111.49%
   28        612.56%       45       348.34%       62        207.41%      78        138.64%       94       110.17%
   29        592.47%       46       337.38%       63        201.52%      79        135.95%       95       108.79%
   30        572.99%       47       326.82%       64        195.89%      80        133.39%       96       107.34%
   31        554.12%       48       316.63%       65        190.51%      81        130.98%       97       105.82%
   32        535.83%       49       306.81%       66        185.37%      82        128.71%       98       104.26%
   33        518.10%       50       297.34%       67        180.47%      83        126.58%       99       102.60%
   34        500.93%       51       288.22%       68        175.76%      84        124.60%       100      100.00%
   35        484.36%       52       279.43%

      Sample Applicable Percentages Under the Cash Value Accumulation Test

                                               Male Tobacco

 Attained                Attained               Attained              Attained                Attained
   Age           %          Age        %          Age           %        Age           %         Age           %
 --------       ---      --------     ---       --------       ---    --------        ---     --------        ---
   0-19         N/A         36      342.96%        53        206.34%      69        144.93%       85        118.30%
    20        567.36%       37      331.98%        54        201.00%      70        142.45%       86        117.35%
    21        551.35%       38      321.41%        55        195.91%      71        140.09%       87        116.44%
    22        535.65%       39      311.26%        56        191.05%      72        137.84%       88        115.56%
    23        520.14%       40      301.52%        57        186.43%      73        135.71%       89        114.71%
    24        504.81%       41      292.18%        58        182.01%      74        133.71%       90        113.85%
    25        489.67%       42      283.23%        59        177.78%      75        131.84%       91        112.97%
    26        474.70%       43      274.66%        60        173.72%      76        130.10%       92        112.04%
    27        459.94%       44      266.46%        61        169.84%      77        128.48%       93        111.02%
    28        445.46%       45      258.59%        62        166.14%      78        126.96%       94        109.89%
    29        431.30%       46      251.07%        63        162.61%      79        125.52%       95        108.65%
    30        417.48%       47      243.85%        64        159.26%      80        124.15%       96        107.27%
    31        404.05%       48      236.93%        65        156.08%      81        122.84%       97        105.80%
    32        391.02%       49      230.29%        66        153.08%      82        121.59%       98        104.25%
    33        378.39%       50      223.92%        67        150.23%      83        120.42%       99        102.60%
    34        366.17%       51      217.79%        68        147.52%      84        119.32%       100       100.00%
    35        354.36%       52      211.94%


                                            Female Tobacco

 Attained                Attained               Attained               Attained                Attained
   Age           %          Age         %         Age           %         Age           %         Age          %
 --------       ---      --------      ---      --------       ---     --------        ---     --------       ---
   0-19         N/A         36        413.45%      53        247.46%       69        163.93%      85        121.86%
    20        700.22%       37        400.10%      54        240.74%       70        160.19%      86        120.34%
    21        677.90%       38        387.29%      55        234.28%       71        156.56%      87        118.94%
    22        656.20%       39        375.01%      56        228.06%       72        153.07%      88        117.61%
    23        635.13%       40        363.24%      57        222.06%       73        149.74%      89        116.35%
    24        614.65%       41        351.98%      58        216.25%       74        146.59%      90        125.11%
    25        594.81%       42        341.22%      59        210.60%       75        143.63%      91        113.90%
    26        575.52%       43        330.93%      60        205.10%       76        140.85%      92        112.70%
    27        556.84%       44        321.06%      61        199.75%       77        138.24%      93        111.46%
    28        538.74%       45        311.58%      62        194.58%       78        135.78%      94        110.17%
    29        521.19%       46        302.46%      63        189.59%       79        133.44%      95        108.79%
    30        504.21%       47        293.69%      64        184.82%       80        131.22%      96        107.34%
    31        487.80%       48        285.25%      65        180.27%       81        129.11%      97        105.82%
    32        471.91%       49        277.11%      66        175.93%       82        127.12%      98        104.26%
    33        456.54%       50        269.27%      67        171.78%       83        125.23%      99        102.60%
    34        441.67%       51        261.73%      68        167.79%       84        123.48%     100        100.00%
    35        427.33%       52        254.46%